SECURITIES AND EXCHANGE COMMISSION
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the Appropriate Box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive  Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             IFS INTERNATIONAL, INC.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:________

     2) Aggregate number of securities to which transaction applies:___________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         =======================================================================
         -----------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:_______________________

     5)  Total fee paid:________________________________________________________

[   ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:________________________________________________
     2)  Form, Schedule or Registration Statement No.:__________________________
     3)  Filing Party:__________________________________________________________
     4)  Date Filed:____________________________________________________________

                        Copies of all communications to:
                          Donald G. Johnson , Jr., Esq.
                                   Pollet Law
                       10900 Wilshire Boulevard, Suite 500
                              Los Angeles, CA 90024

December 10, 1998



To Our Stockholders:

         The Annual Meeting of Stockholders of IFS International, Inc., a Delaware corporation (the "Company") will be held at 10:00 a.m. on Thursday, January 21, 1999, at the offices of the Company located at 300 Jordan Road, Troy, New York.

         Enclosed is the Company's Notice of the Annual Meeting of Stockholders, Proxy Statement and Proxy Card. The enclosed Proxy Statement and Proxy Card contain details concerning the business to come before the meeting, including
(i) the adoption of certain amendments to the Certificate of Incorporation and Bylaws of the Company establishing a classified Board of Directors and related matters; (ii) the ratification of a Stockholders' Rights Plan; (iii) the approval of the 1998 IFS International, Inc. Stock Plan; (iv) amendment of the Certificate of Designation regarding the Company's Series A Preferred Stock to make the Series A Preferred Stock automatically convert to Common Stock on January 31, 1999, instead of February 21, 2002 and to change the Conversion Number from 1 share of Common Stock to 1.1 shares of Common Stock; (v) approval of changing the name of the Company to "IFS Holdings, Inc."; (vi) the ratification of the selection of Urbach Kahn & Werlin PC as the Company's independent auditors for the fiscal year ending April 30, 1999; and (vii) election of Directors of the Company. You should note that the Board of Directors of the Company unanimously recommend a vote "FOR" each of the aforesaid proposals.

         If you were a record holder of the Company's common stock on December 9, 1998, you are eligible to vote with respect to these matters, either personally at the meeting or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. For that reason we request that you sign and return the Proxy Card now. A postage paid envelope is enclosed for your convenience in replying. If you attend the meeting and wish to vote your shares personally, you may revoke your proxy.

         We look forward to reviewing the activities of the Company with you at the meeting. We hope you can be with us.

                                                       Sincerely,

                                                       /s/ David L. Hodge
                                                       ---------------------
                                                       David L. Hodge
                                                       President and
                                                       Chief Executive Officer

                             IFS INTERNATIONAL, INC.
                           Rensselaer Technology Park
                                 300 Jordan Road
                              Troy, New York 12180

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held January 21, 1999


To the Stockholders of IFS International, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of IFS International, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m. local time, on Thursday, January 21, 1999, at the offices of the Company located at 300 Jordan Road, Troy, New York, to consider and to vote on the following matters as more fully described in the accompanying Proxy Statement:

         To approve the adoption of amendments to the Certificate of Incorporation and Bylaws of the Company to implement the following changes recommended by the Board of Directors: (A) the "Classified Board Provisions": (i) reorganize the Board of Directors of the Company into three classes of directors, with the directors in each class serving three-year staggered terms; (ii) limit the minimum and maximum number of authorized directors serving on the Board to five and nine persons, respectively, (iii) require that any vacancies in the number of directors of the Company be filled solely by the vote of a majority of directors then in office, (iv) require that actions by stockholders of the Company be taken only at an annual or special meeting and not by written consent; and (v) require a two-thirds vote of the stockholders of the Company to amend or repeal any of the foregoing amendments to the Certificate of Incorporation and Bylaws of the Company; and (B) the "General Update of Bylaws" to replace the present Bylaws with Bylaws which will provide a more thorough and sophisticated treatment of corporate governance matters;

         To approve a Stockholders' Rights Plan;

         To approve the 1998 IFS International, Inc. Stock Plan;

         To approve amendment of the Certificate of Designation regarding the Company's Series A Preferred Stock to make the Series A Preferred Stock automatically convert to Common Stock on January 31, 1999, instead of February 21, 2002 and to change the Conversion Number from 1 share of Common Stock to 1.1 shares of Common Stock;

         To approve changing the name of the Company to "IFS Holdings Inc.";

         To ratify the selection of Urbach Kahn & Werlin PC as the Company's independent auditors for the fiscal year ending April 30, 1999;

         To elect seven Directors of the Company; and

         To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on December 9, 1998, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjourned meetings thereof.

         All stockholders are cordially invited to attend the Meeting in person. Your vote is important. Please fill in, date, sign and return the enclosed proxy in the return envelope furnished for that purpose as promptly as possible, whether or not you plan to attend the Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. If you return your proxy, you may nevertheless attend the Meeting and vote your shares in person if you wish. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement.

                                              By Order of the Board of Directors


                                              /s/ John P. Singleton
                                             -----------------------------------
                                              John P. Singleton
                                              Chairman of the Board

Dated: December 10, 1998

                             IFS INTERNATIONAL, INC.
                           Rensselaer Technology Park
                                 300 Jordan Road
                              Troy, New York 12180


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held January 21, 1999


                                VOTING AND PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of IFS International, Inc. (the "Company") for use at An Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Thursday, January 21, 1999, at the principal executive offices of the Company located at 300 Jordan Road, Troy, New York (the "Meeting"), and any adjournments thereof. When such proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted thereon. If no specification is indicated, the shares will be voted "FOR" (i) adoption of certain amendments to the Company's Certificate of Incorporation and Bylaws establishing a classified Board of Directors and related matters and generally updating the Bylaws; (ii) approval of the adoption of a Stockholders' Rights Plan; (iii) approval of the 1998 IFS International, Inc. Stock Plan, (iv) amendment of the Certificate of Designation regarding the Company's Series A Preferred Stock to make the Series A Preferred Stock automatically convert to Common Stock on January 31, 1999, instead of February 21, 2002 and to change the Conversion Number from 1 share of Common Stock to 1.1 shares of Common Stock;
(v) approval of changing the corporate name to "IFS Holdings Inc"; (vi) the ratification of the selection of Urbach Kahn & Werlin PC as the Company's independent auditors for the fiscal year ending April 30, 1999; and, (vii) for the named nominees to the Company's Board of Directors and for the terms indicated. Any holder of record giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a later dated proxy, or by voting in person at the meeting.

At the close of business on December 9, 1998, the record date for determining stockholders entitled to notice of and to vote at the Meeting, the total number of shares of the Company's Common Stock and Series A Convertible Preferred Stock (the "Preferred Stock") outstanding was 1,327,424 shares and 1,280,019 shares, respectively. The Common Stock and Preferred Stock are the only classes of securities of the Company entitled to vote, each share being entitled to one non-cumulative vote. Only stockholders of record as of the close of business on December 9, 1998, will be entitled to vote. A majority of the aggregate number of shares of Common Stock and Preferred Stock outstanding and entitled to vote must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Assuming the presence of a quorum, a plurality of the aggregate votes cast by the holders of Common Stock and Preferred Stock voting as a single group is required for the election of the named nominees to the Board of Directors. A vote of a majority of the shares of Common Stock and Preferred Stock outstanding, voting by class, is required to pass upon each of the proposals which require amendment of the Company's Articles of Incorporation (Proposals 1, 4 and 5). A vote of a majority of the shares of Common Stock present and voting, in person or by proxy, at the Meeting and a vote of a majority of the shares of Preferred Stock present and voting, in person or by proxy, at the Meeting is required to pass upon each of the other matters presented. Abstentions with respect to shares present and voting, in person or by proxy, at the Meeting will be counted in tabulations of the votes cast, except that broker nonvotes will not be counted. "Broker nonvotes" are proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, have declined to vote such shares in those instances where discretionary voting by brokers is permitted.



A list of stockholders entitled to vote at the Meeting will be available at the Company's offices, 300 Jordan Road, Troy, New York for a period of ten days prior to the Meeting and at the Meeting itself for examination by any stockholder.

The Company will pay the expenses of soliciting proxies for the Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor, or by a proxy solicitation agent who is compensated . The Company has engaged Shareholder Communications Corporation, 17 State Street, 28th Floor, New York, NY 10004, a proxy solicitation agent, to solicit proxies on behalf of the Board of Directors. The estimated cost of such services is $11,000. All expenses of preparing and soliciting such proxies will be paid by the Company. It is anticipated that this Proxy Statement and accompanying Proxy Card will be mailed on or shortly after December 10, 1998, to all stockholders entitled to vote at the Meeting.

                                 PROPOSAL NO. 1

ADOPTION OF CLASSIFIED BOARD PROVISIONS AND GENERAL UPDATE OF BYLAWS

The adoption of the Classified Board Provisions is intended to act as an integrated approach to addressing the Board's concerns, as discussed below in greater particularity, relative to maintaining management continuity and stability as well as affording necessary time and flexibility to appropriately respond to hostile tender offers. As such, the Classified Board Provisions are intended to be approved as a whole, rather than in their constituent parts, in order to enhance their effectiveness in meeting the Board's stated purpose. The adoption of the Classified Board Provisions will require amendment of both the Company's Certificate of Incorporation (also called the "Charter") and its Bylaws. Copies of the proposed amendment to the Certificate of Incorporation is attached as Appendix 1-A. The Certificate of Incorporation is also proposed to be amended under other Proposals. As part of the process of updating the Bylaws with reference to the Classified Board Provisions, the Board has approved adoption of a new, updated form of Bylaws to replace the prior, more simplistic form. A copy of the proposed amended Bylaws is attached as Appendix 1-B. While some of the more significant aspects of the new Bylaws are described below, the discussion is not exhaustive and each shareholder is encouraged to read the new Bylaws in full.

Description of Classified Board Provisions

The following constitutes an analysis of each constituent part of the Classified Board Provisions.



Establishment of Classified Board of Directors - Removal of Directors Only For Cause.

As part of the Classified Board Provisions, section 15 of the Bylaws of the Company would divide the Board into three classes of directors, namely, Class I, Class II and Class III, with the number of directors in each class to be as nearly equal as possible, and with each class to be elected for a three-year term on a staggered basis. Insofar as the number of directors of the Company is presently fixed at seven, each class would be comprised of two directors, except that Class III would consist of three directors (See "Size of the Board of Directors," below). Following the interim arrangement described below in "Implementation of Classified Board Provisions," the directors of each class will serve three-year terms, and the term of one class will expire each year. The amended Certificate of Incorporation would not permit stockholders or directors to remove directors without cause.

The current Bylaws of the Company provide that directors hold office until the next annual meeting and until their successors are elected or qualified, or until their earlier death, resignation or removal. The current Bylaws of the Company further provide that directors may be removed from office with or without cause by the vote of the holders of a majority of the Common Stock at a special meeting thereof. The term cause is not defined in the Bylaws.

Delaware corporate law provides that a corporation's Certificate of Incorporation and/or Bylaws may provide that the directors be divided into up to three classes with each class to be initially elected for a period of one, two or three years, as appropriate. Delaware corporate law further provides that, if a corporation has a classified Board, the directors cannot be removed by the shareholders except for cause unless such right is expressly granted in the Certificate of Incorporation; the proposed amended Certificate of Incorporation will not have such a provision allowing removal by shareholders other than for cause.


Size of the Board of Directors.

As part of the Classified Board Provisions, the section 15 Bylaws of the Company would provide that the Board shall consist of not fewer than five nor more than nine members, with the exact number of directors to be fixed, within those limitations, by a vote of a majority of the entire Board. Additionally, no reduction in the size of the Board would shorten the term of an incumbent director.

Currently, the Bylaws of the Company provide that the number of directors shall be fixed by the affirmative vote of a majority of the Board of Directors or by action of the stockholders of the Company. By action of the Board of Directors, the present number of directors is fixed at seven.

Delaware law provides that the Board of Directors of a corporation shall consist of one or more members, which number shall be fixed by the Bylaws of the corporation, unless the Certificate of Incorporation of the corporation fixes the number of directors, in which case a change in the number of directors may be made only by amendment to the Certificate of Incorporation. The proposed amended Certificate of Incorporation will not include such a provision.


Requirement that Vacancies in the Board of Directors be Filled Solely by the Vote of a Majority of Directors then in Office.

As part of the Classified Board Provisions, section 18 of the Bylaws of the Company would require any vacancies and newly created directorships to be filled exclusively by vote of a majority of the directors then in office, or the sole remaining director, and not by the stockholders unless the Board determines by resolution that such vacancy should be filled by shareholder vote. In addition, any director so appointed would hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which director is appointed expires (rather than at the next annual meeting, as is presently the case).

Currently, the Bylaws of the Company provide that any vacancies and newly created directorships resulting from an increase in the authorized number of directors may be filled by the vote of a majority of the directors then in office, though less than a quorum, or the sole remaining director or by the stockholders at the next annual meeting thereof.

Delaware corporate law provides that vacancies and newly created directorships will be filled in the same manner as presently provided in the Bylaws of the Company unless otherwise provided in a corporation's Certificate of Incorporation or Bylaws.


Requirement that Actions by Stockholders be Taken Only at a Meeting of Stockholders and not by Written Consent.

As part of the Classified Board Provisions, the Certificate of Incorporation and the Bylaws of the Company will be amended to provide that stockholders may only act at an annual or special meeting of stockholders duly called and to prohibit action by written consent. Currently, the Company's Bylaws provide that stockholders of the Company may take any action they otherwise could at a meeting by written consent, without prior notice and without stockholder vote at a meeting, so long as the written consent has been signed by holders of a number of shares who could otherwise authorize such action at a meeting of stockholders. Delaware corporate law provides that stockholders can take action by written consent in the same manner as currently provided in the Company's Bylaws unless otherwise provided in a corporation's Certificate of Incorporation.


Requirement for Two-thirds Vote of the Stockholders of the Company to Amend or Repeal any of the Foregoing Amendments.

As  part  of  the  Classified  Board  Provisions,  the  amended  Certificate  of
Incorporation of the Company would provide that stockholders may amend the Classified Board Provisions only by a two-thirds affirmative vote of the shares entitled to vote. Under Delaware corporate law, the power to amend, alter or repeal provisions of a corporation's Certificate of Incorporation requires the approval of both the Board of Directors and the holders of a majority of the voting power of shares entitled to vote thereon. A corporation may provide in its Certificate of Incorporation, however, for a higher percentage vote than is otherwise required by law for any corporate action. Once such a supermajority provision is adopted, Delaware corporate law requires an equally large supermajority vote to amend, alter or repeal such provision. Currently, the Certificate of Incorporation of the Company contains no supermajority vote provisions.

Implementation of Classified Board Provisions; Designation of Directors to
 Classes

Following approval of the Classified Board Provision proposal by the stockholders of the Company, the Company would file a Certificate of Amendment to the Certificate of Incorporation of the Company with the Delaware Secretary of State incorporating the provisions set forth in Appendix 1-A, and, following the approval by the Delaware Secretary of State of such filing, the Board would make the conforming amendments to the Bylaws which are set forth in Appendix 1-B.

In order to place the classes of directors on a staggered basis for purposes of annual elections, the directors in Classes I and II would initially hold office for one and two-year terms, respectively. The directors in Class I, who will initially serve a one-year term, will be eligible for re-election to a full three-year term at the Annual Meeting of Stockholders to be held in 1999. Directors in Class II, who will initially serve two-year terms, will be eligible for re-election for full three-year terms at the Annual Meeting of Stockholders to be held in 2000. Directors in Class III, who initially serve full three-year terms, will be eligible for re-election for new three-year terms at the Annual Meeting of Stockholders to be held in 2001. Thus, after the meeting to which this Proxy Statement relates, stockholders will elect approximately one-third of the directors at each Annual Meeting of Stockholders. Each director will serve until a successor is duly elected and qualified or until his or her earlier death, resignation or removal.

The Company will designate which directors will be appointed to each class. Since the Board is presently comprised of seven directors, the Company has designated that Arnold Wells and Per Olof Ezelius will serve in the first class of directors who will initially hold a one-year term; DuWayne Peterson and Simon Theobald will serve in the second class of directors who will initially hold a two-year term; and Frank Pascuito, David Hodge and John Singleton will serve in the third class of directors who will initially hold a full three-year term.

Objectives and Potential Effects of Classified Board Provisions

The Board of Directors believes that dividing the directors into three classes and providing that directors will serve three-year terms rather than one-year terms is in the best interests of the Company and its stockholders because it should enhance the likelihood of continuity and stability in the Company's management and in policies formulated by the Board. At any given time, at least two-thirds of the directors will have at least one year of experience as directors of the Company and with its business affairs and operations. New directors would therefore be given an opportunity to become familiar with the affairs of the Company and will be able to benefit from the experience of co-members of the Board who have served for longer than one-year terms. Although no problems have been experienced by the Company over the past five years with respect to the continuity and stability of leadership and policy, the Board believes that a classified Board would decrease the likelihood of such problems in the future. The Board also believes that classification will enhance the Company's ability to attract and retain well qualified individuals who are able to commit the time and resources to understand the Company and its business affairs and operations. The continuity and quality of leadership that results from a classified Board should, in the opinion of the Board, create long-term value for the stockholders of the Company.

The Board also believes that the Classified Board Provisions are in the best interests of the Company and its stockholders because they should, if adopted, reduce the possibility that a third party could effect a sudden or surprise change in control of the Company's Board of Directors. With stockholder approval, many companies have established classified boards or directors for such purpose. At least two Annual Meetings of Stockholders, rather than one, will be required to effect a change in a majority of Board members. The delay afforded by the Classified Board Provisions would serve to ensure that the Board, if confronted by a hostile tender offer, proxy contest or other surprise proposal from a third party who has acquired a block of the Common Stock, will have sufficient time to review the proposal, and appropriate alternatives to the proposal, and to act in a manner which it believes to be in the best interests of the Company and its stockholders.

If a potential acquirer were to purchase a significant or controlling interest in the Company, such acquirer could, if the Board is not classified, quickly obtain control of the Board and thereby remove the Company's management, which could severely curtail the Company's ability to negotiate effectively with such potential acquirer on behalf of all other stockholders. The threat of quickly obtaining control of the Board could deprive the Board of the time and information necessary to evaluate the proposal, to study alternative proposals, and to help ensure that the best price is obtained in any transaction involving the Company which may ultimately be undertaken. The proposed classification of the Board is designed to reduce the vulnerability of the Company to an unsolicited takeover proposal, particularly a proposal that does not contemplate the acquisition of all of the Company's outstanding shares, or an unsolicited proposal for the restructuring or sale of all or part of the Company.

The Classified Board Provisions do not expressly provide for the removal of directors without cause for several reasons. First, allowing stockholders to remove a director without cause could be used to subvert the protections afforded by the creation of a classified Board. One method employed by takeover bidders to obtain control of a board of directors is to acquire a significant percentage of a corporation's outstanding shares through a tender offer or open market purchases and to use the voting power of those shares to remove the incumbent directors and replace them with nominees chosen by the takeover bidder, who would be more willing to approve the terms of a merger or other business combination on terms less favorable to the other stockholders of the Company than those which would have been approved by the removed directors.
Requiring cause in order to remove a director precludes the use of this strategy, thereby encouraging potential takeover bidders to obtain the cooperation of the existing Board before attempting a takeover. Thus, the absence of a provision allowing stockholders to remove a director without cause is consistent with, and supportive of, the concept of a classified Board in its intended effect of moderating the pace of a change in the Board of Directors of the Company. Second, the Board believes that the Classified Board Provisions will properly condition a director's continued service upon his or her ability to serve rather than his or her position relative to a dominant stockholder.

Fixing a minimum and maximum number of directors also eliminates another method, similar to that discussed in the previous paragraph, to subvert the protections afforded by the creation of a classified Board. Instead of removing incumbent directors and replacing them with nominees, as discussed above, a bidder could place an amendment on the ballot at the annual meeting of stockholders to more than double the number of directors, and achieve its objective of electing a majority of the Board from the nominees chosen by the takeover bidder. Thus, this provision is also consistent with, and supportive of, the concept of a classified Board.

By taking action by written consent rather than at a meeting of stockholders, a stockholder is not required to give notice of the proposed action to all stockholders of the Company. Prohibiting stockholder action by written consent should give all stockholders of the Company advance notice of, and the opportunity to vote on, any proposed stockholder action, and should also prevent the holders of a majority of the voting power of the Company from using the written consent procedure to take stockholder action to the detriment of the minority. Moreover, such notice would enable stockholders to take action, including judicial action, in order to protect their interests before the proposed stockholder action is taken.

Additionally, the elimination of stockholder action by written consent may prevent untimely action in a context where stockholders might not have the full benefit of the knowledge, advice and participation of the Company's management and Board of Directors. Persons attempting unfriendly takeovers of corporations have, for example, attempted to use written consent procedures in order to deal directly with stockholders and avoid negotiations with the management and board of directors of such corporations.

Prohibiting a stockholder or group of stockholders with less than two-thirds of the outstanding voting stock from amending or repealing the Classified Board Provisions is an essential part of the overall structure being proposed to encourage individuals or groups who desire to propose takeover bids or similar transactions to negotiate with the Board of Directors. This provision prevents a stockholder with a majority of the voting power of the Company from subverting the requirements of the Classified Board Provisions or any of them by repealing them by a simple majority.

Again, the Classified Board Provisions are intended, in part, to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's-length negotiations with the Board of Directors of the Company. The Classified Board Provisions would not prevent a negotiated acquisition of the Company with the cooperation of the Board, and a negotiated acquisition could be structured in such a manner as to shift control of the Board to representatives of the acquirer as part of the transaction.

Potential Disadvantages of Classified Board Provisions

The constituent parts of the Classified Board Provisions will operate in complementary fashion, as intended, to generally delay, deter or impede changes in control of the Board of Directors or the approval of certain stockholder proposals which would have the result of effectuating changes in control of the Board of Directors, even if a majority of the stockholders may believe such change or actions to be in their best interests. For example, classifying the Board operates to increase the amount of time required for stockholders to obtain control of the Company without the cooperation or approval of the incumbent Board, even if such stockholders hold or were to acquire a majority of the voting power. Elimination of the right of stockholders to remove directors without cause may make the removal of any director more difficult (unless cause is readily apparent), even if a majority of the stockholders believe such removal to be in their best interests, and even if the director's performance is arguably subpar. Restricting stockholder action by written consent may have the effect of delaying consideration of a stockholder proposal until the next annual meeting. Requiring a two-thirds vote of stockholders to amend or repeal the Classified Board Provisions could, in effect, give minority stockholders the ability to veto the amendment or repeal of the Classified Board Provisions, even if otherwise approved by a majority of stockholders. As a result, there is an increased likelihood that the Classified Board Provisions could have the effect of entrenching the Board of Directors and, since the Board has the power to retain and discharge management, also entrenching management.

Additionally, one of the effects of the Classified Board Provisions may be to discourage certain tender offers and other attempts to change control of the Company, even though stockholders might feel such attempts would be beneficial to them or the Company. Because tender offers for control usually involve a purchase price higher than the prevailing market price, the Classified Board Provisions may have the effect of preventing or delaying a bid for the Company's shares which could be beneficial to the Company and its stockholders. Moreover, since tender offers and other attempts to obtain control of a corporation would often be accompanied by open market purchases in anticipation of such offers, as well as other investment and speculative market activity that may tend to increase the market price of or price volatility in the Company's stock, stockholders could be deprived of certain opportunities to sell their shares in the market at temporarily higher prices.

Even though the adoption of the Classified Board Provisions may have the aforesaid potential disadvantages, the Board nevertheless believes that the various protections afforded to the stockholders of the Company as discussed above in great detail which will result from the adoption of the Classified Board Provisions will materially outweigh such potential disadvantages.

At this time the Board knows of no offer to acquire control of the Company, nor does it know of any effort to remove any director, either for cause or without cause.


General Update of Bylaws

The proposed updated form of Bylaws provides for more thorough and sophisticated treatment of corporate governance matters than the prior Bylaws. Most of the changes pertain to routine corporate matters and would not be considered to be material revisions. The proposed form of updated Bylaws is attached as Appendix 1-B, and each stockholder is encouraged to read them. The more significant revisions are as follows:

Corporate Offices. The prior Bylaws did not provide for the location of Company offices. The revised Bylaws (Sections 1 and 2) provide for the location of the registered office to be in Dover, Delaware, and for the Board of Directors to designate additional offices as they deem appropriate.

Annual Meeting of Shareholders. The revised Bylaws (Section 5) provides for additional governance of the conduct of the annual meetings of the shareholders.
Section 5(b) limits business to be conducted at the annual meeting to that business which has been properly brought before the meeting, which includes that business described in the notice of the meeting, business brought before the meeting by the Board of Directors, or brought before the meeting by a stockholder in accordance with the procedures and requirements described in the section. The procedures require the stockholder to give notice of the business to the Company Secretary 60 to 90 days before the first anniversary of the prior year's meeting, or if there was no such meeting or the meeting date has been changed by more than 30 days, then 60 to 90 days before the actual meeting, or if the public announcement of the meeting date is less than 70 days before the date, then not later than 10 days after such date announcement. The stockholder notice must include as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Company's books, of the stockholder proposing such business; (iii) the class and number of shares of the Company then beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any other information as is to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act of 1934, as amended (the "1934 Act" or the "Exchange Act"), in his capacity as the proponent of a stockholder proposal. Section 5(c) applies the same limitations and a similar notice procedure for determining eligibility of persons for election as directors.

Meetings of Stockholders. Pursuant to Section 6 of the proposed Bylaws, special meetings of the stockholders can be called by: (i) the Chairman of the Board of Directors; (ii) the Chief Executive Officer; or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). The present Bylaws also authorize meetings called by committees of the Board of Directors and by stockholders who own 10 % or more of the Company's stock; these provisions would be deleted in the proposed Bylaws. The present Bylaws require only a majority of a quorum of the Board of Directors to approve the meeting, not a majority of the total number of authorized directors. If the meeting is called other than by the Board of Directors, then a written request must be made to the Board of Directors, which will then schedule the meeting. Quorum. The present Bylaws set a quorum for a stockholder's meeting as a majority of the shares of each class entitled to vote at the meeting. The proposed Bylaws set the quorum at one-third of the outstanding shares entitled to vote with reference to general matters, and a majority of each class entitled to vote in situations in which the shares vote by separate classes

Joint Ownership of Stock. The proposed Bylaws provide rules for voting stock which is jointly held. The prior Bylaws had no such provisions.

List of  Stockholders.  The proposed Bylaws provide for preparation of a list of
stockholders  for  each  stockholders   meeting.  The  present  Bylaws  have  no
comparable provisions.

Quorum for Director's Meetings. Section 22 of the proposed Bylaws specifies that a quorum for a meeting of the Board of Directors shall be one-third of the authorized number of directors. The present Bylaws specify that a quorum is a majority of the "entire Board"; it is not clear whether the "entire Board" is the number of authorized directors or the number of directors then in office.

Indemnification of Directors, Officers, Employees and Agents. Article XI of the proposed Bylaws requires, the Company to provide indemnification for its directors and officers to the fullest extent permitted by Delaware law, and authorizes, but does not require, the Company to provide indemnification of other employees and agents of the Company. The present Bylaws have no comparable provisions. No indemnification shall be provided in instances in which the director, officer, employee or agent knowingly acts in bad faith or in a manner which he or she did not believe to be in the best interests of the Company. The bylaw provides for advance of the costs of litigation except in instances in which the Board of Directors determines that there exist facts which clearly and convincingly demonstrate that the person knowingly acted in bad faith or in a manner which he or she did not believe to be in the best interests of the
Company. The provisions of the Article will give the directors and officers enforceable rights to indemnification similar to those of a written contract. The Company is authorized to purchase insurance to provide for such indemnification.

Delaware law

Delaware law provides that before an amendment to the Certificate of Incorporation may be submitted to stockholders for their vote, the Board of Directors must adopt resolutions setting forth the proposed amendment and declaring the advisability of the amendment. The Board has unanimously passed the necessary resolutions and formally recommends an affirmative vote with respect to this proposal.

Recommendation of the Board of Directors; Vote Required for Approval

The Board of Directors unanimously recommends that you vote (i) "FOR" the proposal (item 1 on the Proxy Card) relating to the adoption of amendments to the Certificate of Incorporation and Bylaws of the Company establishing the Classified Board Provisions and updating the Bylaws. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise. The proposal to adopt the Classified Board Provisions and the General Update of the Bylaws are part of the same proposal because the proposed revisions to the Bylaws for both purposes are combined into a single proposed new form of Bylaws and separate amendments are not proposed for each of these purposes. Adoption of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, voting by class.


                                 PROPOSAL NO. 2

ADOPTION OF STOCKHOLDERS' RIGHTS PLAN

The stockholders are being asked to approve the IFS International, Inc. Stockholders' Rights Plan (the "Rights Plan"), which was approved by the Board of Directors on May 12, 1998.

The following description of the Rights Plan is qualified in its entirety by reference to the full text of the Rights Plan. A copy of the full text of the Rights Plan is attached as Appendix 2 to this Proxy Statement.

Description of Rights Plan

Pursuant to the terms of the Rights Plan, and subject to stockholder approval at an annual or special meeting of stockholders, the Company declared a dividend distribution of one Right for each outstanding share of Common Stock and Series A Convertible Preferred Stock to stockholders of the Company of record at the close of business on the business day which is 15 business days after the date of shareholder approval (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one share of Common Stock at a price of $50 per share (the "Purchase Price"), subject to adjustment. The Purchase Price shall be paid in cash by the holder of the Right. The description and the terms of the Rights are set forth in the Rights Plan.

Initially, the Rights will be attached to all Common Stock and Series A Convertible Preferred Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock and Series A Convertible Preferred Stock and a Distribution Date will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock and Series A Convertible Preferred Stock (the "Stock Acquisition Date"), or (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of such outstanding shares of Common Stock and Series A Convertible Preferred Stock. Until the Distribution Date, the Rights will be evidenced by Common Stock and Series A Convertible Preferred Stock certificates and will be transferred with and only with such certificates. New Common Stock certificates issued after the Rights Plan is ratified by the stockholders of the Company will contain a notation incorporating the Rights Plan by reference. The surrender for transfer of any outstanding Common Stock and Series A Convertible Preferred Stock certificates also will constitute the transfer of the Rights associated with the Common Stock and Series A Convertible Preferred Stock represented by such certificates.

The Rights are not exercisable until the Distribution Date and will expire at the close of business on the tenth anniversary of the Record Date unless earlier redeemed by the Company, as described below.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock and Series A Convertible Preferred Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock and Series A Convertible Preferred Stock issued prior to the Distribution Date will be issued with Rights.

Upon any Person becoming the beneficial owner of 15% or more of the then aggregate outstanding shares of Common Stock and Series A Convertible Preferred Stock (except pursuant to an offer for all outstanding shares of Common Stock and Series A Convertible Preferred Stock that is determined by the Board of Directors to be fair to and otherwise in the best interests of the Company and its stockholders [a "Qualifying Tender Offer"]), each holder of a Right thereafter will have the right to receive, upon exercise thereof, the number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of shares of Common Stock for which such Right was exercisable immediately prior to the occurrence of such event and
(y) dividing that product by 50% of the market price per share of Common Stock. Notwithstanding any of the foregoing, following the occurrence of such event, all rights that are, or (under certain circumstances specified in the Rights
Plan) were beneficially owned by any Acquiring Person, will be null and void. However, Rights are not exercisable following the occurrence of either of the events set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

For example, assume that a stockholder holds Rights to purchase 100 shares of Common Stock and/or Series A Convertible Preferred Stock at the $50 Purchase Price, and further assume that the Common Stock had a per share trading price of $20 at the time of an event set forth in the preceding paragraph. As a result, the holder would have the right to purchase 500 shares of Common Stock for the aggregate purchase price of $5,000, or $10 per share. The 500 share figure is determined by (x) multiplying the $50 Purchase Price by 100 (representing the number of shares of Common Stock the holder was entitled to purchase by virtue of the Rights), and (y) dividing that product by $10 (or 50% of the $20 market price of the Common Stock).

In the event that, at any time following the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation or (ii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) thereafter shall have the right, upon payment of the Purchase Price (without giving effect to the adjustments described in the two immediately preceding paragraphs), to buy such number of shares of common stock of the acquiring company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of shares of Common Stock for which such Rights were exercisable immediately prior to the occurrence of such event and (y) dividing that product by 50% of the market price per share of the common stock of the acquiring company. The event set forth in this paragraph and in the preceding paragraph are referred to as the "Triggering Events."

The Purchase Price payable, and the number of shares of the Common Stock issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) if holders of the Common Stock are granted certain rights or warrants to subscribe for the Common Stock or convertible securities at less than the current market price of the Common Stock, or (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Common Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

The Company is only obligated to maintain authorized but unissued shares of Common Stock for holders of Rights once a Distribution Event occurs. The Company is permitted, however, if sufficient shares of unissued but authorized Common Stock are not available to be purchased by holders of Rights, to distribute to such holders, in lieu of Common Stock, other securities of the Company with equivalent value to the Rights exercised, such as preferred stock, debt instruments, or reduction in Purchase Price.

At any time until 10 days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right, payable in cash or shares of Common Stock. Under certain circumstances set forth in the Rights Plan, the decision to redeem shall require the concurrence of a majority of the Continuing Directors (as hereinafter defined). After the redemption period has expired, the Company's rights of redemption may be restated if an Acquiring Person reduces his or her beneficial ownership to 10% or less of the aggregate outstanding shares of Common Stock and Series A Convertible Preferred Stock in a transaction or series of transactions not involving the Company. Immediately upon the action of the Board of Directors ordering redemption of the Rights, with, where required, the concurrence of the Continuing Directors, the Rights will terminate and the only right which the holders of Rights will thereafter have will be to receive the $.001 redemption price.

The term "Continuing Directors" means any member of the Board of Directors of the Company who was a member of the Board prior to the date of the Rights Plan, and any person who is subsequently elected to the Board if such person is recommended or approved by a majority of the Continuing Directors, but shall not include an Acquiring Person, or an affiliate or associate of an Acquiring Person, or any representative of the foregoing.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for the Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth.

Any of the provisions of the Rights Plan may be amended by the Board of Directors of the Company so long as the Rights are then redeemable including, without limitation, the 15% stock acquisition threshold (but not, in general, below 10%), the purchase price (but not by more than 50%), or Final Expiration Date (but not by more than three additional years). When the Rights are not redeemable, the provisions of the Rights Plan may be amended by the Board in order to cure any ambiguity, to correct or supplement any provision which may be inconsistent with any other provision or to make changes which do not affect adversely the interests of holder of Rights; provided, however, that amendments proposed to be made after a person becomes an Acquiring Person (other than pursuant to a Qualifying Tender Offer) may be made only if approved by a majority of the Continuing Directors.

The Company covenants in the Rights Plan to file a registration statement under the Securities Act of 1933 with respect to shares of Common Stock purchasable upon exercise of the Rights as soon as a Section 11(a)(ii) event occurs, or as soon as required by law, and may temporarily suspend, for no more than 90 days, the exercisability of the Rights to permit the registration statement to become effective.

Objectives and Potential Effects of Rights Plan

The takeover activity of recent years has shown that a bidder interested in acquiring the Company as cheaply as possible, together with professional investors seeking a quick profit, could pursue a takeover of the Company at times, on terms and at prices, which would not be in the best interests of the Company and its stockholders and other constituents. These abusive tactics, which could result in inequitable treatment of the stockholders of the Company, include so called "two-tier tender offers," in which stockholders may be coerced into either tendering their shares or accepting the risk of receiving "back-end" compensation of substantially less value; "partial tender offers," in which stockholders may be left holding stock of the Company with substantially lower market value; tender offers "subject to financing;" and "creeping" acquisitions in which control of the Company is sought by market and negotiated purchases. In each case the acquirer would be acting in its own best interests - to purchase control of the Company at the cheapest possible price - without regard to the concerns of the Company and its other stockholders.

The purpose of the Rights Plan is to protect the Company and its stockholders from these and other types of unsolicited acquisition tactics that the Board believes could be coercive and unfair to the stockholders of the Company and not in their best interests. As such, the Rights Plan is intended to complement the Classified Board Provisions discussed above. At this time the Board knows of no offer to acquire the Company and is not seeking any such offer. It has adopted the Rights Plan as a cautionary matter for the reasons discussed below.

A major function of the Rights Plan is to give the Board a greater period of time within which it can properly evaluate an acquisition offer. A second major function of the Rights Plan is to induce a bidder for the Company to negotiate with the Board and thus strengthen the Board's bargaining position vis-a-vis such bidder. The Board, with its extensive knowledge of the Company and its prospects, believes it is optimally situated to evaluate any bids for the Company. The Rights Plan thus enables the Board, as elected representatives of the stockholders of the Company, to better protect and further the interests of the stockholders in the event of an acquisition proposal. The Board gains the opportunity and additional time to determine if an offer reflects the full value of the Company and is fair to all stockholders of the Company, and if not, to reject the offer or to seek an alternative that meets these criteria.

The Board's objective is to hold firm to the Company's growth strategy and, thus, to maximize long-term stock values for all stockholders. The Board has confidence in its strategy and believes that the Company's recent record growth in revenues and earnings supports its continuation. Despite these financial results, certain analysts have stated that the price of the Common Stock, in their opinion, should be higher, which opinion the Board shares after considering the Company's business and prospects. Due to these circumstances the Board believes that the Company may be both susceptible and vulnerable to acquisition tactics which could be unfair to the stockholders of the Company and not in their best interests, and that the stockholders of the Company should have the protection of a Rights Plan. Even though a bidder may offer a premium over the current market price of the Common Stock, that premium may not necessarily recognize the intrinsic value of the Company. It is the judgment of the Board that if an offer were made for the Company, the Rights Plan would enable the Board to promote an outcome that is fair to all stockholders and gives them full value for their stock. Here, as in all its actions, the Board's objective is to serve the interests of the Company's stockholders as a whole and, in particular, to maximize the long-term value of their investment, as opposed to maximizing the interests of a few investors who, the Board is concerned, may have as their only objective the realization of their own short-term profits. The Rights Plan helps make this possible by enabling the Board to focus on its objectives by reducing the risk of abusive or coercive or unfair acquisition tactics.

Moreover, the Board believes that a bidder would, in all cases, be seeking its own advantage and not that of the stockholders generally. In contrast to such a bidder, the Board has a legal, fiduciary duty to all stockholders. The Rights Plan will neither diminish this obligation nor change the relationship between, or the respective rights of, the Board and the stockholders. The Board will continue to direct the Company's business and remain responsible to the stockholders; the stockholders will continue to possess the right to vote on extraordinary transactions, such as mergers, major reorganizations and liquidations, to decide whether to tender their shares if a tender offer is made, and to decide how to vote a proxy.

In adopting the Rights Plan and submitting it for stockholder ratification the Board has given careful and thoughtful consideration to the interests of the stockholders of the Company and the effects of the Rights Plan on them. The Board has also assessed both the current environment of corporate acquisitions and the Company's particular circumstances and prospects and consulted with and received the advice of outside legal counsel. In the course of that review, the Board concluded that numerous means existed by which a bidder could obtain control of the Company through tactics that may unfairly pressure the Company's stockholders to sell their investments at less than full value and that the Rights Plan was a prudent measure to counteract such means.

The Board's fiduciary duty to the stockholders of the Company dictates that it evaluate the merits of each and every acquisition proposal presented to the Board and seek to insure than any proposed business combination or acquisition delivers full value to the stockholders. The Rights Plan is not intended to prevent, and should not prevent, a well-financed acquisition offer providing a price that reflects the full value of the Company, or otherwise deter a serious bidder who wants to acquire the Company in a manner in which all stockholders receive a price that reflects the full value of their stock. Furthermore, the Rights Plan will not prevent a non-negotiated offer because, if the Board determines that such an offer is in the best interests of all stockholders, the Board can redeem the rights and thereby permit the offer to be consummated. Experience demonstrates that acquisition offers have been made to many companies that have adopted rights plans and board of directors of target companies have determined to redeem these rights in connection with these acquisitions to allow the acquisition offer to be consummated.

Potential Disadvantages of Rights Plan

The Rights Plan will substantially dilute both the voting and economic interests of any person who attempts to acquire control of the Company without satisfying the Board as to the fairness of their offer in relation to the interests of the other stockholders of the Company. As a result, the Rights Plan would tend to discourage certain tender offers and other attempts to acquire the Company or change control of the Company, even though stockholders might feel such attempt would be beneficial to them or the Company. In addition, the Rights Plan would discourage tender offers, open market purchases in anticipation of tender offers, and other investment and speculative market activity that may have the effect of increasing the market price of or price volatility in the Company's stock. As a result, stockholders could be deprived of certain opportunities to sell their shares at temporarily higher prices.

Discouraging tender offers and other attempts to acquire the Company or change control of the Company could have the effect of entrenching the Board of Directors and, since the Board has the power to retain and discharge management, also entrenching management.

The adoption of the Rights Plan is not violative of the Bylaws of the National Association of Securities Dealers (the "NASD"), under whose NASDAQ National Market System the Common Stock is traded. However, should a Trigger Event occur under the Rights Plan, the effect of such provision may violate the prohibition against stockholder disenfranchisement in the NASD Bylaws, which could lead to the delisting of the Common Stock on NASDAQ. Many companies listed on NASDAQ (as well as other stock exchanges) have stockholder rights plans that operate in the same manner as the Rights Plan. To date, none of such plans have had their operative provisions triggered, and none of the companies which have adopted such plans has been delisted on NASDAQ (or such other stock exchanges).

Current Anti-takeover Mechanisms Available to the Company

Change of Control Provisions

Employment agreements for certain executive officers of the Company may be terminated by the executive in the event of, among other things, the merger or consolidation of the Company with another corporation as part of a sale or transfer of a controlling interest (see "Employment Agreements With Named Executive Officers," herein). Additionally, certain stock options held by executive officers or directors may vest in the event of the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest in the Company (see "Compensation of Directors" and "Employment Agreements With Named Executive Officers," herein). Such payment obligations in each of such employment agreements or stock options would make it more expensive for a potential acquirer to acquire the Company, or to change control of the Board of Directors, and might discourage efforts to do so.Section 203 of the Delaware General Corporation Law Certain statutory disincentives to takeovers have been enacted under the Delaware Business Combination Act (the "Business Combination Act"). Specifically, Section 203 of the Delaware General Corporation Law generally restricts an interested stockholder (defined as a beneficial owner of 15% or more of stock) from entering into a business combination with the target company for a period of three years unless (i) the board of directors of the target company approved the combination prior to acquisition of the 15% interest, (ii) the interested stockholder acquires at least 85% of the stock of the target company as part of the transaction in which 15% is acquired (excluding stock owned by officers who are also directors and certain voting stock held by employee benefit plans), or (iii) the board of directors subsequently approves a combination by a majority vote and two-thirds of other stockholders approve at a duly called stockholders meeting. A business combination is defined as (x) a merger or consolidation requiring stockholder approval, (y) the sale, lease, pledge, or other disposition of assets, including by dissolution, having at least 50% of the entire value of assets of the company, or (z) the proposed tender or exchange offer of 50% or more of the voting stock of the target company. Although the Business Combination Act affords a certain level of statutorily prescribed disincentives to hostile bidders, there are numerous exceptions to the Combination Act, and there are also numerous situations in which the Board believes a hostile bidder may be encouraged to employ coercive or unfair acquisition tactics notwithstanding these disincentives. For this reason, the Board believes that the protections afforded by the proposal to adopt the Classified Board Provisions and the proposal to approve the Rights Plan are necessary and advisable to protect the interests of the Company and its stockholders.


Other Provisions

The  Board  has  put on its  agenda  for  future  consideration  at a time to be determined the advisability of establishing certain procedures and time limitations, to be incorporated into the Bylaws of the Company, relating to the nominations for election to the Board of Directors. The Board has included provisions for severance with certain of its executive officers and directors in the event of a change in control of the Company in its employment agreements with those officers. See: EXECUTIVE COMPENSATION - Employment Agreements, below.

Vote Required for Approval; Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote "FOR" the proposal (item 2 on the Proxy Card) to approve the Stockholders' Rights Plan. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise. Approval of the Stockholders' Rights Plan will require the affirmative vote of the holders of a majority of the shares of Common Stock and the Preferred Stock, voting by class, present in person or represented by proxy and casting votes with respect to this proposal.


                                 PROPOSAL NO. 3

APPROVAL OF 1998 IFS INTERNATIONAL, INC. STOCK PLAN

The stockholders are being asked to approve the 1998 IFS International, Inc. Stock Plan (the "Plan"), which was approved by the Board of Directors on May 12, 1998. The purpose of the Plan is to provide the Company with a vehicle to attract, compensate and motivate selected Eligible Persons (as such persons are defined below), and to appropriately compensate them for their efforts, by creating a broad-based stock plan which will enable the Company, in its sole discretion and from time to time, to offer to or provide such Eligible Persons with incentives or inducements in the form of Awards (as such term is defined below), thereby affording such persons with an opportunity to share in potential capital appreciation in the common stock, par value $0.001, of the Company ("Common Stock"). If approved, a total of 950,000 shares of Common Stock ("Plan Shares") will be available for issuance under the Plan; Stock
Appreciation Rights are included in this number. The Plan is intended as a successor to the Company's 1996 Stock Option Plan, the last broad-based plan approved by the stockholders of the Company. If the Plan is approved by the Shareholders, the Company will offer to the holders of the 1996 Plan Options the opportunity to exchange their 1996 Plan Options for 1998 Plan Options.

As of November 16, 1998, the Company had 300,000 shares subject to the existing 1996 Stock Option Plan. In connection with such succession described above, the Company has authorized the exchange of the options to purchase 300,000 shares at an exercise price of $1.25 for all of the 1996 outstanding Options under the 1996 Plan. The foregoing is conditioned on the 1996 Option holder exchanging the outstanding 1996 Options for new Options. Because the exercise price of the 1996 Options are generally higher than the 1998 Plan Options granted, it is likely all of the 1996 Options will be exchanged. If any 1996 Plan options are not exchanged, then the 1996 Plan will be continued so long as the options remain outstanding, then terminated; no additional options would be granted under the 1996 Plan after approval of the 1998 Plan by the Shareholders. The Company has granted replacement options under the 1996 Plan with an exercise price of $1.25 per share to be issued in the event the 1998 Plan is not approved by the shareholders.

As of November 16, 1998, there were commitments to grant Options for the purchase of 529,000 shares of Common Stock under the 1998 Plan. Of these shares, 300,000 are shares subject to Options to be exchanged for outstanding 1996 Options at lower exercise prices, as described above, including 110,000 Options to be issued to officers and directors. the Company has granted an additional 29,000 options at an exercise price of $1.25 pursuant to the 1998 Plan, of which options to purchase 25,000 shares have been granted to one director. In September, 1998, the Company granted, subject to Plan approval by shareholders, an additional 200,000 Options under the 1998 Plan, with exercise prices ranging from $1.25 to $2.81, to employees who are not officers or directors. If the 1998 Plan is not approved by the shareholders, all of these Options will be outstanding and will become non-qualified options. An additional minimum of 75,000 shares of the 1998 Plan will be required to fulfill the Company's obligations to David Hodge under his existing employment agreement. An indeterminate number of shares may be issued to satisfy SAR awards in the future. There presently are 175,000 SARs outstanding and commitments to issue an additional 85,000 SARs pursuant to employment agreements. See: EXECUTIVE COMPENSATION - Stock Option Plans and - Employment Agreements.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, in favor of the approval of the Plan. The Plan must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting, assuming that a quorum is present.

The following description of the Plan is qualified in its entirety by reference to the full text of the Plan, as well as the terms and conditions of any Award Agreement governing the grant of an Award under the Plan. A copy of the full text of the Plan is attached as Appendix 3 to this Proxy Statement.

Who May Receive Grants of Awards Under the Plan

Any Eligible Person may be granted an Award under the Plan. The term "Eligible Person" means any person who, at the applicable time of the grant or award of an Award under the Plan, is an employee, a director and/or a consultant or advisor to the Company, or of any parent or subsidiary of the Company. The term "Awards" refers to the following types of grants under the Plan: (i) an outright grant of shares of Common Stock ("Grant Shares"); (ii) the grant of options ("Options") to purchase shares of Common Stock ("Option Shares"); and (iii) the grant of cash participation rights based upon potential capital appreciation in the Common Stock ("Stock Appreciation Rights" or "SARs").

Grant Shares may be either fully vested, or subject to vesting or other forfeiture conditions (in which latter event such Grant Shares are referred to, until such time as such conditions lapse, as "Forfeitable Grant Shares"). Options granted may be either (i) "Incentive Options," which qualify under
Section 422 of the Internal Revenue Code of 1986 (the "Code") for preferable income tax treatment, and are specifically granted as Incentive Options under the Plan; or (ii) options not so eligible for such preferable income tax treatment ("Non-Qualified Options"). Should a Recipient exercise an Option through the tender of shares of Common Stock, certain Non-Qualified Options known as "Replacement Options" may be granted entitling the Recipient to purchase a number of Plan Shares equal to the number of shares of Common Stock tendered in payment.

Incentive Options may only be granted to persons who are employees or who provide bona fide consulting services to the Company or such Affiliate. No Award may be granted to a consultant in connection with the provision of any services incident to the raising of capital for the Company. An Eligible Person ordinarily will be a natural person, such as in the case of employees, officers or directors; however, an Eligible Person may also be an entity or fiduciary in certain cases, such as a consultant or advisor which is a corporation, partnership or limited liability company. Each Eligible Person who, at a particular time, receives the grant of an Award under the Plan, is referred to as a "Recipient."

As of May 12, 1998, the Company had a total of 99 employees, officers and directors, all of whom are eligible to receive grants of Awards under the Plan.

Common Stock Available for Issuance Under Plan; Adjustments

A total of one million shares of Common Stock are authorized for issuance under the Plan. Any shares of Common Stock which are reserved for issuance pursuant to the terms of a pending Award, but are not issued because the terms and conditions of the Award are not satisfied, or any shares of Common Stock which are used by Recipients to pay all or part of the purchase price for an Award, may again be used for Awards under the Plan. In the event of any change in the Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Plan Administrator will, in its sole discretion, make appropriate adjustments to the number of shares of Common Stock that may be issued under the Plan or in connection with any Award.

Administration of Plan

The Plan is administered exclusively by the Plan Administrator, which is defined under the Plan as the Board of Directors of the Company or, to the extent authorized pursuant to the Plan, a committee of two (2) or more members of the Board or certain designated Director-Officers. The Board has designated the Compensation Committee of the Board as the Plan Administrator. Subject to the terms and conditions of the Plan, the Plan Administrator is empowered to determine which persons are Eligible Persons; which Eligible Persons will be recipients of Awards; the type of the Award; the time or times at which such Awards shall be granted; the number of shares of Common Stock subject to each Award; the time and manner in which each Award which is an Option may be exercised, including the exercise price and option period; whether an Option or Grant Shares are subject to vesting conditions; and all other terms and conditions of Awards. The Plan Administrator has sole discretion to interpret and administer the Plan, and its decisions regarding the Plan are final


Amendment and Termination of Plan; Modification of Awards

The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by the Board of Directors. Neither the Board of Directors nor the Plan Administrator may materially impair any outstanding Awards without the express consent of the Recipient. The Plan Administrator may also modify the terms of outstanding Options or the vesting conditions placed upon Forfeitable Grant Shares set forth in the Award Agreement. However, such modifications may not impair the Recipient's rights under the Award Agreement without the express consent of the Recipient.

Description of Awards

As stated above, the Plan Administrator is authorized, in general, to grant or award to Eligible Persons either: (i) an outright grant of Grant Shares; (ii) the grant of an Option to purchase Option Shares; or (iii) the grant of a Stock Appreciation Right. Awards under the Plan will be evidenced by certificates or agreements evidencing or confirming the grant of the Award in the form prescribed from time-to-time by the Plan Administrator ("Award Agreements"), namely, (i) a "Stock Award Agreement" in the case of the grant of Grant Shares;
(ii) a "Stock  Option  Certificate"  in the case of the grant of an Option,  and
(iii) an "SAR Agreement" in the case of the grant of Stock Appreciation Rights. Each Award Agreement will contain more specific terms and conditions pertaining to the grant of Awards to the Recipient as the Plan Administrator, in its sole discretion, may determine to be appropriate. The Company reserves the right, in its sole discretion, to evidence or confirm the grant of an Award in a written employment or consulting agreement in lieu of the form of any of the foregoing Award Agreements.


Grant Shares

Grant Shares may be awarded in the following different circumstances:

1. As a "bonus" or "reward" for services previously rendered and otherwise compensated. This type of Award is comparable to a gift since the Company has no legal obligation to grant the Grant Shares, and would do so only in its discretion to recognize extraordinary services.

2. As "compensation" for the previous performance or future performance of services or attainment of goals. This type of Award would commonly occur in a situation in which the Recipient enters into an agreement with the Company to be paid Grant Shares (in lieu of cash) for the provision of past or future services.

3. In "consideration" for the payment of a purchase price for the Grant Shares. This alternative would ordinarily apply where the Recipient desires to purchase the Common Stock (usually Forfeitable Grant Shares at a discounted value as discussed below), and the Company is willing to sell the Common Stock to the Recipient.

Where payment is required to purchase the Grant Shares, the purchase price shall be such price (including at a premium or discount to the current fair market value of the Common Stock) as determined by the Plan Administrator in its sole discretion.


Forfeitable Grant Shares

Once Grant Shares are issued, the Plan Administrator reserves the right to subject or condition the issuance of such shares to the satisfaction of certain vesting conditions based on services to be provided by the Recipient after the shares have been issued or the attainment of specific goals by the Recipient after the shares have been issued. These vesting conditions must be expressly set forth in the Award Agreement at the date of grant of the underlying Award. In the event the Recipient does not satisfy the vesting conditions, the Company may require the Recipient to forfeit any unvested Grant Shares. The Plan uses the term "Forfeitable Grant Shares" to refer to Grant Shares which are subject to such vesting conditions. There generally are no limitations on vesting conditions the Plan Administrator may impose on Forfeitable Grant Shares.

In addition, whenever there is a forfeiture of Forfeitable Grant Shares, the Company must pay the Recipient, within ninety (90) days of the forfeiture, an amount equal to the higher of: (i) the Recipient's "original cost" to purchase or acquire the forfeited Grant Shares; or (ii) the "book value" of such forfeited Grant Shares as determined by the Company's independent certified public accountant. Any payment for the forfeited Grant Shares shall be either in cash or, if applicable, by cancellation of any debt originally incurred by the Recipient in order to purchase the forfeited Grant Shares from the Company.

If the Plan Authority attaches vesting conditions to Forfeitable Grant Shares which are based upon continued performance of services to the Company, then the following special rules apply (unless otherwise expressly provided in the underlying Award Agreement) in the event of Termination Of Recipient:

1. Unvested Forfeitable Grant Shares shall immediately vest (i.e., become non-forfeitable) in the event such termination: (A) is made by the Recipient and constitutes Termination By Recipient For Good Reason (as such term is defined in the Plan); or (B) such termination is made by the Company but does not constitute
             Termination By Company For Cause (as such term is defined in the Plan). In these situations, the Recipient will be deemed fully vested with respect to these previously unvested Forfeitable Grant Shares.

2. Unvested Forfeitable Grant Shares shall become immediately forfeitable in the event such termination: (A) is made by the Recipient but does not constitute Termination By Recipient For Good Reason; or (B) such termination is made by the Company and constitutes Termination By Company For Cause.

Options

An "option" is the right, which continues over a period of time, to acquire property on terms agreed upon by the parties. In the case of the Plan, it is the right to acquire, over a period of time, shares of Common Stock, or Option Shares, in exchange for the purchase price determined by the Company. The grant of an Option to purchase Option Shares is a variation of the last (third) alternative presented above, except that the purchase period extends for a significantly longer period.

The Plan authorizes the issuance of two types of Options, namely, Incentive Options and Non-Qualified Options. Unless expressly characterized upon grant as an Incentive Option, all Options are considered to be Non-Qualified Options. Incentive Options result, in general, in more favorable income tax consequences than Non-Qualified Options (see "Certain Federal Income Tax Consequences" below); however, they also contain more restrictive terms than those of Non-Qualified Options.

The exercise or "Option Price" to purchase Option Shares shall be such price (including at a premium or discount to the current fair market value of the Common Stock) as determined by the Plan Administrator in its sole discretion. In certain circumstances, however, the Option Price cannot be less than certain amounts. For example, an Incentive Option cannot have an Option Price which is less than 100% of the fair market value of the Common Stock on the date the Incentive Option is granted (unless the Incentive Option is granted to a Recipient who owns more than 10% of the total voting securities of the Company on the date the Option is granted, in which case such Option Price cannot be less than 110% of the fair market value of the Common Stock).

Options must be exercised during the period of time specified in the Award Agreement. No Option may be exercised more than ten (10) years after the date the Option is granted. An Incentive Option granted to a Recipient who owns more than 10% of the total voting securities of the Company on the date the Option is granted must be exercised no later than five (5) years after the date of grant.


Vesting of Options

The term "vest" means that a person has acquired absolute ownership in the right to acquire property. In the case of a Recipient of an Option, the right to exercise the Option in order to purchase the Common Stock may not be fully vested at the time of grant of the Option. For example, the Plan Administrator has the right to attach certain conditions to the Option, such as requiring the Recipient to continue to provide services to the Company for a period of time or to attain specified goals, before the right to exercise the Option will vest. These "vesting conditions" must be expressly set forth in the Award Agreement. In the event the Recipient does not satisfy the vesting conditions, the Recipient will not be entitled to exercise the Option. There generally are no limitations on vesting conditions the Plan Administrator may impose on Options.

If the Plan Authority attaches vesting conditions to an Option which are based upon continued performance of services to the Company, then the following special rules apply (unless otherwise expressly provided in the Award Agreement) in the event of Termination of Recipient (as such term is defined in the Plan):

1. The expiration date for vested Options shall be the following applicable date if earlier than the expiration date specified in the Option:

             A. Thirty (30) days after the effective date of Termination Of Recipient in the event such termination: (i) is made by the Recipient and does not constitute Termination By Recipient For Good Reason (as such term is defined in the Plan); or (ii) such termination is made by the Company and constitutes Termination By Company For Cause (as such term is defined in the Plan) other than death or Disability of the Recipient (as the term "Disability" is defined in the Plan); or

             B. Six (6) months after the effective date of Termination Of Recipient in the event such termination: (i) is made by the Recipient and constitutes Termination By Recipient For Good Reason; (ii) such termination is made by the Company but does not constitute Termination By Company For Cause; or (iii) such termination is made by the Company by reason of the death or Disability of the Recipient.

2. Unvested Options shall immediately vest in the event the termination: (A) is made by the Recipient and constitutes Termination By Recipient For Good Reason; or (B) the termination is made by the Company but does not constitute Termination By Company For Cause. In these situations, the Recipient will be deemed fully vested with respect to these previously unvested Options.

3. The expiration date for unvested Options shall be upon Termination Of Recipient if earlier than the expiration date specified in the Option in the event the termination: (A) is made by the Recipient but does not constitute Termination By Recipient For Good Reason; or (B) the termination is made by the Company and constitutes
             Termination By Company For Cause. In these situations, the expiration date is immediately accelerated so that the Recipient will effectively lose the Recipient's prospective right to exercise these unvested Options.

Payment Terms for Grant Shares or Options

The Recipient shall purchase the Grant Shares, or exercise the Option, by delivery of payment (where payment is required) in cash. The Plan Administrator retains the right to require the Recipient to also deliver a Recipient's Representative's Letter from an independent investment advisor. The Recipient's Representative's Letter confirms that the Recipient's independent investment advisor has reviewed the merits of the Award as an investment by the Recipient, and such investment is suitable for the Recipient and he or she can bear the risks of the investment. The Plan Administrator also retains the right, in its sole discretion, to permit Grant Shares or Option Shares to be purchased by: (i) the delivery of other shares of the Common Stock; (ii) the surrender or relinquishment of rights to shares of the Common Stock; (iii) a reduction in the amount of any Company liability to a Recipient; (iv) the delivery of a secured full-recourse promissory note; or (v) a combination of the foregoing.

Stock Appreciation Rights

Stock Appreciation Rights may be granted in conjunction with, or may be unrelated to, Options. A Stock Appreciation Right entitles the Recipient to receive a payment, in cash or Plan Shares or a combination thereof, in an amount equal to the excess of the fair market value of the Common Stock at the time of exercise over the fair market value as of the date of grant. Stock Appreciation Rights may be exercised during a period of time fixed by the Plan Administrator not to exceed ten years after the date of grant. If a Stock Appreciation Right is issued in tandem with an Option, the Stock Appreciation Right will be canceled upon exercise of the Option. A Stock Appreciation right may be issued subject to vesting conditions on a similar basis as an Option.

Assignment

Unless expressly provided in the applicable underlying Award Agreement, a Recipient may not "Dispose" of Forfeitable Grant Shares, Options or Stock Appreciation Rights without the prior written consent of the Company, which consent the Company may withhold in its sole and absolute discretion. Since Grant Shares (or Forfeitable Grant Shares which have become vested) do not remain subject to further vesting conditions, there is no prohibition against their assignment once they are issued (or become vested). The term "Dispose" means any transfer which directly or indirectly changes legal or beneficial ownership of such applicable Award, whether voluntary or by operation of law, or with or without the payment or provision of consideration. This would include, for example: (i) a sale, assignment, bequest or gift; (ii) any transaction that creates or grants an option, warrant, or right to obtain an interest in the applicable Award; (iii) any transaction that creates a form of joint ownership in the applicable Award between the Recipient and one or more other persons;
(iv) any Disposition of the applicable Award to a creditor of the Recipient, including the hypothecation, encumbrance or pledge thereof, or an attachment or imposition of a lien; or (v) any distribution of the applicable Award by a Recipient which is an entity to its stockholders, partners, co-venturers or members, as the case may be, or any distribution thereof by a Recipient which is a fiduciary such as a trustee or custodian to its settlers or beneficiaries.

United States Federal Income Tax Consequences For Persons Who Are Citizens Or Residents Of The United States

The following summary discusses certain of the United States federal income tax consequences to persons who are citizens or residents of the United States associated with: (i) the grant of an Award under the Plan; (ii) the exercise of an Option granted under the Plan; (iii) the disposition of Shares issued under the Plan; and (iv) the exercise of Stock Appreciation Rights.

Options Non-Qualified Options

If the Recipient receives a grant of a Non-Qualified Option, the Recipient, if a United States citizen or resident (a "U.S. Taxpayer"), will be taxed pursuant to the rules of Section 83 of the Code. Non-Qualified Options are ordinarily known, for tax purposes, as "non-qualified" or "non-statutory" options. Non-Qualified Options are identified by the Plan as any Option other than an Option expressly designated as an Incentive Option. Incentive Options are subject to different and, in general, more favorable income tax consequences than Non-Qualified Options (see "Incentive Options" below).

Under the rules of Section 83, the grant of non-statutory options to a Recipient who is a U.S. Taxpayer is taxable at date of exercise, as opposed to date of grant, unless certain technical requirements are satisfied. Upon the exercise of a Non-Qualified Option, the Recipient generally must recognize compensation income (which is taxable at ordinary income tax rates) equal to the "spread" between the exercise price and the fair market value of the Common Stock on the date of exercise.

In order to be taxable at date of grant pursuant to an election under Section 83(b) of the Code, the Non-Qualified Options must have a "readily ascertainable fair market value," which is defined by the Internal Revenue Service as being an option which, among other things, is actively traded on an established securities market. Since the Company is not a Reporting Company, none of its securities are listed for trading on any securities market. Accordingly, Non-Qualified Options granted under the Plan will be taxable at date of exercise. Thus, please note that Section 83(b) of the Code which, as discussed below, is available to accelerate the timing of taxation of Forfeitable Grant Shares, is not available to accelerate the taxation of Non-Qualified Options.

The amount and character of any gain or loss realized on a subsequent disposition of Option Shares by the Recipient of a Non-Qualified Option who is a U.S. Taxpayer generally would depend on, among other things, the length of time such shares were held by the Recipient.

Incentive Options

Pursuant to Section 422 of the Code, if a Recipient who is a U.S. Taxpayer receives the grant of an Incentive Option, the Recipient will not be considered to have received taxable income upon either the grant of the Incentive Option or its exercise (as is ordinarily the case with a Non-Qualified Option). Instead, the Recipient will generally recognize taxable income (presumably as a capital gain) upon the sale or other taxable disposition of the Option Shares acquired by the exercise of the Incentive Option, on the full amount of the difference between the amount realized and the option exercise price paid. Any loss upon the taxable disposition of the Option Shares generally would be characterized as a capital loss.

There are several special rules that a Recipient of Incentive Options who is a U.S. Taxpayer must satisfy in order to receive the special income tax benefits afforded under Section 422 of the Code. Failure to satisfy these conditions will result in a partial or entire loss of the intended income tax benefits. These rules are as follows:

1. Only the first $100,000 in Incentive Options granted in any one year will be eligible for the more favorable tax treatment afforded to options granted under the incentive stock option tax rules. Option Shares granted in excess of this threshold amount shall be taxed as Non-Qualified Options.

2. Should the Recipient sell or dispose of the Option Shares acquired by exercise of the Incentive Option within either: (a) two years from the date of grant of the Incentive Option, or (b)one year from the date of transfer of the Option Shares to the Recipient upon the Recipient's exercise of the Incentive Option (a "Disqualifying Disposition"), the Recipient will be required to include the gain realized as ordinary income to the extent of the lesser of: (i) the fair market value of the Option Shares minus the option price; or (ii) the amount realized minus the option price. Any gain in excess of these amounts,presumably, will be treated as capital gain. Furthermore, Option Shares that the Recipient acquires by surrendering Option Shares previously acquired through the exercise of an Incentive Option will be treated as having been acquired by the Recipient, for purposes of the one and two year holding periods,as of the date the Incentive Option for the surrendered Option Shares was originally exercised.

3. The Recipient must be an employee of the Company (or a subsidiary) within the three-month period prior to the Recipient's exercise of the Incentive Option in order to be eligible for Incentive Option income tax benefits. This period is extended to one year in the event the Recipient is permanently and totally disabled under Section 22(e)(3) of the Code, which defines such disability as when the Recipient is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which condition has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Upon exercise of an Incentive Option by a Recipient who is a U.S. Taxpayer, the alternative minimum taxable income of the Recipient will be determined as if such Incentive Option were a Non-Qualified Option in the manner described above. Accordingly, the Recipient will be required to include as alternative minimum taxable income the excess (if any) of the value of the Option Shares received upon exercise as of the date such Option Shares are vested over the amount paid for such shares. The Recipient would then be required to pay the greater of the Recipient's regular or alternative minimum tax liability computed with respect to such year. If the Option Shares so acquired are Disposed of as part of a Disqualifying Disposition, there should be no "item of tax preference" arising from the exercise of the Incentive Option.

Grant Shares

For purposes of the following discussion pertaining to federal income taxes, the term "Non-forfeitable Grant Shares" shall refer to Grant Shares which are not deemed to be Forfeitable Grant Shares under the terms of the Plan.

Non-forfeitable Grant Shares

If a Recipient who is a U.S. Taxpayer receives a grant of Non-forfeitable Grant Shares, the Recipient will be taxed pursuant to the rules of Section 83 of the Code and the interpretive regulations thereto promulgated by the Internal Revenue Service. Pursuant to such rule, the Recipient must recognize compensation income (which is taxable at ordinary income tax rates) equal to the "spread" between the fair market value of the Non-forfeitable Grant Shares on the date of grant and any consideration paid by the Recipient for such shares.

In the case where the Recipient receives Non-forfeitable Grant Shares as "compensation" for the previous performance or future performance of services or attainment of goals, the grant of such shares will be deemed payment of ordinary compensation to the Recipient for the performance of such services. Accordingly, the Recipient will recognize as compensation income an amount equal to the full fair market value of such Non-forfeitable Grant Shares on the date of grant.

In the case where the Recipient receives Non-forfeitable Grant Shares as a "bonus" or "reward" for services previously rendered and compensated, the Recipient will not be required to pay any consideration for such shares, and thus there will be no offset for consideration paid. Accordingly, the Recipient will recognize as compensation income an amount equal to the full fair market value of such Non-forfeitable Grant Shares on the date of grant.

In the case where the Recipient purchases Non-forfeitable Grant Shares, the Recipient will be required to pay consideration for such shares, and there will be an offset for consideration paid. Accordingly, the Recipient will recognize as ordinary compensation income an amount equal to the full difference between the fair market value of such Grant Shares on the date of grant and the consideration paid by the Recipient for such shares.

Forfeitable Grant Shares

If a Recipient who is a U.S. Taxpayer receives a grant of Forfeitable Grant Shares, the Recipient will also be taxed pursuant to the rules of Section 83 of the Code. As stated above, the general tax rule is that the Recipient generally must recognize compensation income (taxable at ordinary income tax rates) equal to the "spread" between the fair market value of the Forfeitable Grant Shares on the date of grant and any consideration paid by the Recipient for such shares. However, since the Forfeitable Grant Shares are subject to certain vesting conditions - that is, the Recipient's right to enjoy the full benefits of ownership of the Forfeitable Grant Shares is conditioned on rendering further services or is subject to other conditions that constitute a substantial risk of forfeiture - then the Recipient would not recognize compensation income until such time as the applicable conditions lapse or are satisfied, at which time the Recipient would recognize ordinary compensation income equal to the "spread" between the fair market value of the Forfeitable Grant Shares as of the date of lapse or satisfaction of the underlying conditions and the amount of any consideration paid by the recipient. For example, if the Forfeitable Grant Shares are subject to the condition that the total number of such shares granted will only vest one-third each year of continued provision of services by the Recipient, then the Recipient will recognize one-third of the total number of Forfeitable Grant Shares granted as taxable income on each of the one-, two- and three-year anniversaries of the date of grant, based upon the respective fair market value of such shares as of such vesting dates.

In the event of such vesting conditions, the Recipient may elect, pursuant to the special (but somewhat complicated) rules of Section 83(b) of the Code, to recognize compensation income at the time of grant of the Forfeitable Grant Shares, even though the vesting conditions have not lapsed or been satisfied (see "Section 83(b) Election" below).

The amount and character of any gain or loss realized on a subsequent disposition of the Forfeitable Grant Shares by the Recipient generally would depend on, among other things, whether such disposition occurred before or after such Forfeitable Grant Shares vested, whether an election under Section 83(b) of the Code with respect to such shares had been made, and the length of time such shares were held by the Recipient.

Section 83(b) Election

In the event of the imposition of vesting conditions on Forfeitable Grant Shares acquired by exercise of a Non-Qualified Option, the Recipient may elect, pursuant to the special (but somewhat complicated) rules of Section 83(b) of the Code, to recognize compensation income at the time of the grant of such Forfeitable Grant Shares, even though the vesting conditions have not lapsed or been satisfied. Thus, if the Recipient anticipates an increase in the fair market value of such shares, the Recipient may accelerate the date of taxation to the date of grant of the Forfeitable Grant Shares in order to limit the taxes the Recipient pays to the spread at the date of grant. This may make sense in the event the Recipient intends or is required to hold such shares for a long period of time. Please note that the Section 83(b) election must be made within 30 days of receipt, as the case may be, of the Forfeitable Grant Shares, and generally cannot be revoked. Please also note that, if the election is made, and the Recipient subsequently forfeits the Forfeitable Grant Shares before they are vested, the Recipient will not be eligible to recognize any loss on the forfeiture except for the amount, if any, actually paid by the Recipient for such shares. Due to the complexity of Section 83(b) of the Code, any Recipient who receives Forfeitable Grant Shares should consult with such Recipient's tax advisor regarding the advisability of making an election under Section 83(b).

Payment With Other Shares of Common Stock Owned by Recipient

The Recipient may, if permitted by the Plan Administrator or the terms of the underlying Award Agreement, pay for Grant Shares or Option Shares through delivery of already-owned shares of Common Stock in lieu of cash. In this case differing tax consequences may result. In published rulings and proposed regulations, the Internal Revenue Service has taken the position that: (i) to the extent an equivalent number of shares is acquired, the Recipient will recognize no gain and the Recipient's basis in the shares acquired upon such exercise will be equal to the Recipient's basis in the surrendered shares; and
(ii) any additional shares acquired upon such exercise are compensation to the Recipient taxable under the rules described above and the Recipient's basis in any such additional shares is their then fair market value.

Stock Appreciation Rights

If a Recipient elects to receive in cash the appreciation inherent in the Stock Appreciation right, the cash received will be ordinary income to the Recipient. If a Recipient elects to receive the appreciation in the form of Plan Shares, the shares will be taxable to the Recipient under Section 83 of the Code to the extent of the difference between the fair market value of the Plan Shares received and the amount which the Recipient pays for such shares.

Determination of Fair Market Value of Shares

As discussed above, taxation of Plan Shares is based upon the fair market value of such shares at certain applicable dates. The appropriate fair market value will be determined in accordance with the terms of the Plan.

In the event the Plan Shares constitute Non-forfeitable Grant Shares, the Plan provides that the applicable fair market value of such shares, assuming the Common Stock is then traded on the NASDAQ National Market System, will be equal to the last sales price of the Common Stock on NASDAQ as of the applicable valuation date.

In the event the Plan Shares constitute Forfeitable Grant Shares, the Plan provides that the applicable fair market value of such shares will not be equal to the NASDAQ trading price for the Common Stock since the Shares are not immediately tradable. In this case the Recipient may discount the fair market value from the NASDAQ trading price to reflect the impaired value of the underlying vesting conditions. The amount of the impairment will, in general, reflect the term and restrictions imposed by such vesting conditions. Pursuant to the terms of the Plan, the Plan Administrator reserves the right in its sole discretion to determine what the amount of the appropriate discount would be for the Company's financial and income tax purposes, including the determination of the basis for its compensation deduction for financial and income tax purposes and, accordingly, the amount of payroll taxes the Company should withhold from the Recipient.

The foregoing is only a summary of the effect of United States federal income taxation upon Recipients who are U.S. Taxpayers, and does not purport to be a complete description of such federal income consequences. The foregoing does not address tax consequences attributable to the death of a Recipient, nor does it discuss the income tax laws of any municipality, state or foreign country in which the Recipient may reside.

The Board of Directors unanimously recommends that you vote "FOR" the proposal (item 3 on the Proxy Card) approving the 1998 IFS International, Inc. Stock Plan. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, in favor of the proposed approval of the 1998 IFS International, Inc. Stock Plan. Approval of the Stock Plan will require the affirmative vote of the holders of a majority of the shares of Common Stock and the Preferred Stock, voting by class, present in person or represented by proxy and casting votes with respect to this proposal.

                                 PROPOSAL NO. 4

APPROVAL OF AMENDMENT OF CERTIFICATE OF DETERMINATION CONCERNING SERIES A PREFERRED STOCK.

The stockholders are being asked to approve amendment of the Certificate of Designation regarding the Company's Series A Preferred Stock to make the Series A Preferred Stock automatically convert to Common Stock on January 1, 1999, instead of February 21, 2002 and to change the Conversion Number from 1 share of Common Stock to 1.1 shares of Common Stock. A copy of the proposed amendment is attached hereto as Appendix 4.

The Company believes that it would be beneficial to the Company and to prospective investors to convert the Preferred Stock into Common Stock because it would simplify the Company's capitalization structure. Historically, two separate classes of stock has caused confusion in the investment community and this confusion has hindered corporate financing activities. The Company believes that combining the two classes into one would prevent this confusion.

The change of the Conversion Number from 1 share to 1.1 shares will have the effect of causing the holders of the Preferred Stock to receive approximately ten percent more stock upon conversion than they would under the present terms. This increase is intended as an incentive to the holders of the Preferred Stock to vote in favor of this proposal.

The Preferred shareholders currently have a liquidation preference of $5 per share. Upon mandatory conversion, the holders of the Preferred Stock will receive Common Stock and would no longer have any preferential liquidation rights. In all matters other than the election of directors, the affirmative vote of the Preferred stockholders is required for shareholder approval of any corporate action. Upon mandatory conversion, the former holders of the Preferred Stock would no longer have any special voting rights. The Certificate of Designation regarding the Preferred Stock also contains provisions which adjust the Conversion Number if the Company issues certain securities below the conversion price of $5. Upon mandatory conversion, the former holders of the Preferred Stock would no longer have the benefit of this dilution protection. The Company believes the benefits of eliminating dual stock classes outweighs the benefit of these rights.

In the recent past, the price differential in the public market between the Common Stock and the Preferred Stock has sometimes been small, and in some instances, the Common Stock has traded at slightly higher prices than the Preferred Stock.

The Board of Directors unanimously recommends that you vote "FOR" the proposal (item 4 on the Proxy Card) approving amendment of the Certificate of Determination concerning the Series A Preferred Stock. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, in favor of the proposed approval of the amendment of the Certificate of Determination concerning the Series A Preferred Stock. The amendment must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and the Preferred Stock, voting by class.


                                 PROPOSAL NO. 5

APPROVAL OF CHANGE OF CORPORATE NAME TO IFS HOLDINGS INC.

The stockholders are being asked to approve the change of the name of the Company to IFS Holdings, Inc., which was approved by the Board of Directors on August 18, 1998. The purpose of the name change is to establish a clear distinction between parent and subsidiary. The change would require amendment of the Corporation's Certificate of Incorporation, as set forth in the proposed amendment which is attached hereto as Attachment 1-A.

The Board of Directors unanimously recommends that you vote "FOR" the proposal (item 5 on the Proxy Card) approving the change of the Company's name to IFS Holdings Inc. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, in favor of the proposed approval of the change of the Company's name to IFS Holdings Inc. The amendment must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and the Preferred Stock, voting by class.

                                 PROPOSAL NO. 6

APPROVAL OF THE SELECTION OF URBACH KAHN & WERLIN PC AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 1999.

The Board of Directors has selected Urbach Kahn & Werlin PC to audit the accounts of the Company for the fiscal year ending April 30, 1999. Such firm, which has served as the Company's independent auditor since April 1993, has reported to the Company that none of its members has any direct financial interest or material indirect financial interest in the Company.

A representative of Urbach Kahn & Werlin PC is expected to attend the meeting and will be afforded the opportunity to make a statement and/or respond to appropriate questions from stockholders.

The Board of Directors unanimously recommends that you vote "FOR" the proposal (item 6 on the Proxy Card) approving the ratification of Urbach Kahn & Werlin PC as the Company's independent auditors for the fiscal year ending April 30, 1999. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, in favor of the proposed approval of the ratification of Urbach Kahn & Werlin PC as the Company's independent auditors. The ratification must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock and the Preferred Stock, voting by class, present in person or represented by proxy and casting votes with respect to this proposal.

                             PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding beneficial ownership of the Common Stock and Preferred Stock as of September 28, 1998, 1998 by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock and Preferred Stock, (ii) each director of the Company, (iii) each Named Officer, and, (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock and Preferred Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

The table below does not reflect the number of shares of Common Stock which may be acquired by an individual upon conversion of Preferred Stock which such person may own.

Name and Address of                             Number Of Shares      Percentage
Beneficial Owner             Title of Class    Beneficially Owned      of Class
------------------------    ----------------   ------------------    -----------
Frank Pascuito....................Common           321,188(1)              22.9%
Rensselaer Technology Park
300 Jordan Road
Troy, NY 12180
Simon J. Theobald.................Common            58,953(2)               4.4%
Little Elms, 12 Green Lane,
Croxley Green, Rickmansworth,
Hertfordshire, WD3 3HR England
Arnold Wells......................Common            10,500(3)                .8%
1100 Madison Avenue
New York, NY 10028
John P. Singleton.................Common            10,000(3)                .8%
4331 Rosecliff Drive              Preferred         11,000                   .8%
Charlotte, NC 28277
DuWayne J. Peterson...............Common            17,700(3)               1.4%
225 South Lake Ave.
Pasadena, Ca. 91101
David L. Hodge....................Common            19,162(4)               1.5%
300 Jordan Road                   Preferred          5,000                   .4%
Troy, NY 12180
Per Olof Ezelius..................Common            53,922(5)               4.2%
Nine Woodlawn Green               Preferred         92,094                  6.9%
Charlotte, NC 28217
John Shahda.......................Common           150,000                 11.8%
30 S. Pearl Street
Albany, NY 12207
Charles J. Caserta................Common           320,259(6)              22.7%
17 Shadow Wood Way
Ballston Lake, NY 12019

All directors and executive
officers as a group (7 persons)...Common           491,425(7)              31.0%
                                  Preferred        108,094                  8.1%
--------
(1) Includes 134,557 shares issuable upon exercise of stock options.

(2) Includes 58,933 shares issuable upon exercise of stock options.

(3) Includes 10,000 shares issuable upon exercise of stock options.

(4) Includes 19,162 shares issuable upon exercise of stock options.

(5) Includes 28,922 shares issuable upon exercise of stock options.

(6) On September 1, 1998, Mr. Charles J. Caserta co-founder of IFS International, Inc., resigned from the Company as Director of Business Development and a Director. At that time, Mr. Caserta and the Company entered into a termination, severance and release agreement (the "Termination Agreement"). As part of the Termination Agreement, the Company is obligated to purchase from Mr. Caserta 180,723 shares of Common Stock and options to acquire 139,536 shares of Common Stock. The Company will pay an aggregate of $382,660 in connection with the purchase, $21,214 of which is in consideration for Mr. Caserta's surrendering of options.

(7) Includes 271,574 shares issuable upon exercise of stock options.


                              ELECTION OF DIRECTORS

Seven directors are to be elected at the Meeting. The nominees proposed by the Board of Directors are listed below. If the shareholders approve Proposal 1, the Classified Board proposal, then there will be three classes of directors, each class being elected to staggered three year terms, and the Board of Directors will designate which directors initially will be appointed to each class. If the proposal is approved, the Board will designated that Arnold Wells and Per Olof Ezelius will serve in the first class of directors who will initially hold a one-year term; DuWayne Peterson and Simon Theobald will serve in the second class of directors who will initially hold a two-year term; and Frank Pascuito, David Hodge and John Singleton will serve in the third class of directors who will initially hold a full three-year term. In the event that any of the foregoing persons are not elected a director, the Board will determine to which class any other directors shall be assigned.

Information Concerning Nominees

The following table sets forth the positions and offices presently held with the Company by each nominee, his age and his tenure as a director:

                               Positions Presently Held                Director
Name                    Age    with the Company                          Since
----------             -----   -------------------------            ------------
Frank A. Pascuito.......42     Chairman of the Board and Director        1989

David L. Hodge..........59     President, Chief Executive Officer
                                  and Director                           1997

Simon J. Theobald.......34     Senior Vice President of Worldwide
                                  Sales & Marketing and Director         1994

Arnold Wells............78     Director                                  1986

John P. Singleton.......61     Director                                  1997

DuWayne J. Peterson.....66     Director                                  1997

Per Olof Ezelius........49     Director                                  1998


Frank A. Pascuito is currently Chairman of the Board. Mr. Pascuito was the Chief Executive Officer and Chairman of the Board of the Company from 1989 to 1998. Mr. Pascuito co-founded the Company's predecessor company, IFS International, Inc. (formerly named Avant-Garde Computer Systems, Inc.), a New York corporation engaged in the development and marketing of software (the "Predecessor"), in 1981 and served as its President until November 1987 and as its Vice President of Product Planning until 1989. Prior to 1981, he was employed by NCR Corporation's ATM software development team. As a consultant to NCR in 1979, he assisted in the development and performed the installation of the first on-line/off-line ATM system for NCR in the United States. Mr. Pascuito has over ten years of operating and marketing experience in EFT system design, sales and service. Mr. Pascuito is a graduate of the State University of New York at Potsdam with a B.S. degree in Computer Science. He is active in several area organizations dealing with technology, software, and world trade.

David L. Hodge has been President and CEO of the Company since February 1998. Mr. Hodge has been a director of the Company since September 1997. Mr. Hodge is a graduate of West Point, and has over 30 years experience in software development. His last position was vice president in charge of product development for the Cable and Broad band Solutions Group of Cincinnati Bell Information Systems (CBIS). Prior to CBIS, Mr. Hodge held various senior management positions at Ernst & Young, CBS/Newtrend, Anacomp and Great Western Bank. Notable projects completed by Mr. Hodge include the development and delivery for production of the client/server-based Precedent 2000 system currently used to provide customer care and billing services to a large segment of the Telecommunications personal communication systems (PCS) market, a client/server based Centrex provisioning system for British Telecom in the United Kingdom and several products for the banking industry for advanced imaging and document management. In addition to his technical management responsibilities at CBIS, Mr. Hodge led initial CBIS efforts to attain ISO 9000 compliance. This initiative led to the ISO 9000 certification of a major international data system serving British Telecom.

Simon J. Theobald has been a director of the Company since December 1994 and was the Director of Sales and Marketing of the European Division based in London between 1992 and July, 1997 and has been Managing Director of Europe, Middle East and Africa ("EMEA") since July, 1997. From 1986 to April 1992, he was employed by Applied Communications Inc., a subsidiary of Transaction Systems Architects, Inc. Mr. Theobald has more than fifteen years experience in the electronic funds transfer industry. Mr. Theobald is a graduate of De-Havilland College with qualifications in computer studies and technology.

Arnold  Wells has been a director of the Company  since  1986.  Since 1976,  Mr.
Wells has been a private investor and consultant in the health and communications fields. Mr. Wells organized Wells Television (subsequently named Wells National Services). In 1978, Mr. Wells formed WellsArt Limited, a company which is engaged in the publishing and licensing work of prominent artists. Mr. Wells is a graduate of Western Reserve University with a B.A. degree.

John P. Singleton has been a director of the Company since April 1997. In July 1997 he was appointed Chairman of its Executive Committee. Since 1992, Mr. Singleton has been General Manager, Business Development of IBM/Integrated Systems Solution Corporation. Between 1982-1992, he held several positions with Security Pacific Corporation ranging from Senior Vice President Central Information Group to Vice Chairman and Chief Operating Officer and member of the Office of the Chairman. Mr. Singleton is a graduate of Arizona State University with a B.S. degree in Business Management.

DuWayne J. Peterson has been a director of the Company since July 1997. Mr. Peterson is President of DuWayne Peterson Associates, a consulting firm specializing in the effective management of information technology. Prior to forming his firm in 1991, he held the position of Executive Vice President, Operations, Systems and Telecommunications at Merrill Lynch. Mr. Peterson holds a B.S. degree from M.I.T. and an MBA from UCLA.

Per Olof Ezelius has been a director of the Company since May 1998. Mr. Ezelius has held the office of President and CEO of NCI since October 1992. Since starting with NCI in 1986 where he launched the European Sales operation, Mr. Ezelius has also held positions of Vice President of Worldwide sales and Chief Operating Officer. Prior to NCI, Mr. Ezelius held the position of Vice President of Marketing and Project Management for Inter Innovation AB in Stockholm, Sweden. Mr. Ezelius started his career in 1971 with systems design and application software development for the first generation of programmable branch automation systems.

Identification of Executive Officers (Excludes Executive Officers who are also Directors)


Name               Age  Position(s)             Principal Occupation

Carmen A. Pascuito 38   Controller/Secretary    Carmen  A.  Pascuito   has  been
                                                Secretary  of  the Company since
                                                December 1996 and its Controller
                                                since 1989.  Mr. Pascuito joined
                                                the Predecessor  in  1985  as  a
                                                staff accountant and became  its
                                                Controller in 1988. Mr. Pascuito
                                                is a  graduate of Siena  College
                                                with   a   B.B.A.   degree    in
                                                Accounting.


Frank A. Pascuito and Carmen A. Pascuito are brothers.

Executive officers are elected annually by the Company's Board of Directors to hold office until the first meeting of the Company's Board of Directors following the next annual meeting of stockholders and until their successors are chosen and qualified.

Information Concerning the Board

The Board of Directors held 6 meetings during the year ended April 30, 1998.

The Company has appointed an audit committee consisting of Directors Arnold Wells, John P. Singleton, and DuWayne J. Peterson. John P. Singleton and DuWayne Peterson are independent directors.

The Company has also appointed an executive committee, a compensation committee, an acquisition committee, and a strategic planning committee. The members of the executive committee are Arnold Wells, Frank A. Pascuito, David L. Hodge, DuWayne J. Peterson, and John P. Singleton. The members of the compensation committee are David L. Hodge, DuWayne J. Peterson, and John P. Singleton. The members of the acquisition committee are Frank A. Pascuito, John
P. Singleton, Simon J. Theobald, and Per Olof Ezelius. The members of the strategic planning committee are Simon J. Theobald, John P. Singleton, Per Olof Ezelius, and Frank A. Pascuito.

The Company does not have a nominating committee, charged with the search for and recommendation to the Company's Board of Directors of potential nominees for the Company's Board of Directors positions. These functions are performed by the Company's Board of Directors as a whole.

Reporting Delinquencies

Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file.

Based  solely  on  its  review  of  the  copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during the fiscal year ended April 30, 1998, no officer, director or greater than 10% beneficial owner was late with his filings other than Messrs. John Shahda, who were late in filing their respective Form 3.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation paid or accrued by the Company or its subsidiary for services rendered during the fiscal years ended April 30, 1998, 1997 and 1996 by its Chief Executive Officer and each of its executive officers whose compensation exceeded $100,000 during its fiscal year end April 30, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                      Long-Term
                                         Annual Compensation        Compensation
                                  --------------------------------  ------------
                                                           Other
                                                           Annual     Securities
Name and                   Fiscal                          Compen-    Underlying
Principal Position          Year     Salary      Bonus     sation      Option(s)
 -----------------------  -------- ----------   --------  ---------  -----------
David Hodge..............  1998    $41,538      $ -       $10,500(1)      60,000
  President and CEO


Frank Pascuito...........  1998    114,810      50,000    -               18,722
  Chairman                 1997    94,061   (2) 50,305    -               87,485
                           1996    88,000   (2) -         -               -

Charles Caserta..........  1998    119,759      -         -               18,723
  Vice President of        1997    102,132  (3) 70,984    -               92,463
   Business Development    1996    90,794   (3) -         -               -


Simon Theobald...........  1998    206,408      -         -               15,000
  Senior Vice President    1997    183,790      -         -               25,000
    Worldwide Sales        1996    106,436      -         -               -
    and Marketing

Per Olof Ezelius.........  1998    55,767       100,000   -               18,000
  President and CEO/NCI    1997    -            -         -               -
                           1996    -            -         -               -


--------

(1) Amount in Other Annual Compensation represents amounts paid for board member fees prior to appointment of President and CEO.

(2) Does not include accrued interest of $2,367 and $5,706 for the fiscal years ended April 30, 1997, 1996, respectively, for salaries earned but deferred. The interest rate on such deferred salaries was 12% per annum.
See "Certain Relationships and Related Transactions."

(3) Does not include accrued interest of $2,899 and $6,862 for the fiscal years ended April 30, 1997, 1996, respectively, for salaries earned but deferred. The interest rate on such deferred salaries was 12% per annum.
See " Certain Relationships and Related Transactions."

Set forth below with respect to the executive officers set forth in the Summary Compensation Table (the "Named Officers") is further information concerning options to purchase Common Stock under the Company's stock option plans, and employment agreements.

                  The following table sets forth all grants of stock options to each of the named executive officers of the Company during the fiscal year ended April 30, 1998.

                Option Grants in Fiscal Year Ended April 30, 1998


                            Number of
                            Shares
                            of Common    % of Total
                            Stock        Options
                            Underlying   Granted to
                            Options      Employees in  Per Share      Expiration
Name                        Granted      Fiscal Year   Exercise Price Date
-------                     -----------  -----------   -------------- ----------
Frank A. Pascuito...........13,722       4.2  %        $4.88          02/03/08
Charles J. Caserta (1)......13,723       4.2  %        $4.88          02/03/08
David L. Hodge (2)..........10,000       3.1  %        $1.51          09/09/07
David L. Hodge (2)..........30,000       9.3  %        $1.51          03/09/08
David L. Hodge (2)..........20,000       6.2  %        $1.51          03/08/08
Simon J. Theobald (2).......15,000       4.6  %        $1.51          02/23/08
Per Olof Ezelius (2)........18,000       5.6  %        $1.51          01/29/08

(1) Pursuant to the Termination Agreement with Mr. Caserta described in Certain Relationships and Certain Transactions, these options were surrendered in October, 1998.

(2) Assumes the approval by shareholders of the 1998 Stock Plan and the subsequent exchange of 1996 Options for 1998 Options having an exercise price of $1.25. If the 1998 Plan is not approved by the shareholders, these options will remain outstanding as non-plan options or the 1996 options will be modified.


    The following table sets forth information as to options exercised by each of the named executives during the fiscal year ended April 30, 1998, and the value of in-the-money options held as of April 30, 1998.


                       Option Exercises and Option Values


                                                        Number of Securities           Value of  Unexercised
                  Number of Shares                     Underlying Unexercised               In-the-Money
                  of Common Stock                    Options as of April 30,1998    Options as of April 30, 1998(1)
                    Acquired on                      ---------------------------    -------------------------------
Name                 Exercise      Value Realized    Exercisable   Unexercisable     Exercisable     Unexercisable
---------------   ---------------- --------------    -----------   -------------     -----------     -------------
David L. Hodge
 President and CEO..........0         $0                12,370          47,630         $0              $0

Frank Pascuito,
 Chairman...................12,445    $53,140          134,557          0              $69,238         $0

Charles Caserta,
 Vice President of
  Business Development......7,467     $31,884          139,536          0              $69,238         $0

Simon Theobald,
Senior Vice President
   of Worldwide
   Sales and Marketing......0         $0                52,589          22,411         $70,004         $11,696

Per Olof Ezelius,
 President and CEO/NCI......0         $0                 1,477          16,523         $0              $0


(1) Based on a market price of $2.94 per share at April 30, 1998.

Employment  Agreements

In May, 1998, the Company entered into employment agreements, or amended or restated prior employment agreements (the "Employment Agreements") with each of Messrs. David Hodge, Frank Pascuito and Simon Theobald (each an "Executive").

The initial term of Mr. Hodge's Employment Agreement extends from February 15, 1998 to February 14, 2001, and is automatically renewed annually thereafter. Under Mr. Hodge's Employment Agreement, Mr. Hodge will receive (i) an annual base salary of $200,000, subject to an increase commencing on June 1, 1998 based on the increase in the consumer price index and periodic review after May 31, 1999; (ii) an annual bonus (which shall not exceed 50% of the annual base salary) based on the achievement of performance goals agreed to by the Executive and the Board; (iii) stock options granted immediately under the Plan for the purchase of 50,000 shares of the Company's common stock and 25,000 shares on each anniversary of the execution of the Agreement; (iv) stock appreciation rights based on 30,000 shares of the Company's common stock to be granted immediately and on each anniversary of the execution of this Agreement; (v) life insurance or death benefits in the amount of $500,000; (vi) an annuity of $40,000 per year for the joint lives of the Executive and his spouse. If the Company is sold or transferred (as described in the Employment Agreement), even if the Executive is not terminated, the Executive shall receive (on a "grossed up" basis to cover taxes incurred) 6% of the first $10 million in consideration, 8% of the next $10 million, and 10% of any consideration received in excess of $20 million.

The initial term of Mr. Pascuito's Employment agreement extends from January 1, 1997 to December 31, 1999. Automatically renewed annually thereafter for consecutive one-year. Mr. Pascuito will receive (i) an annual base salary of $130,000; (ii) a commission; (iii) an annual performance bonus; (iv) stock options previously granted for the purchase of 75,000 shares of the Company's common stock at $5.00 per share; (v) stock appreciation rights based on 10,000 shares of the Company's common stock to be granted immediately and on each anniversary of the execution of this Agreement. If the Company is sold or transferred (as described in the Employment Agreement even if the Executive is not terminated, the Executive shall receive (on a "grossed up" basis to cover taxes incurred) 4% of the first $10 million in consideration, 6% of the next $10 million, and 8% of any consideration received in excess of $20 million.

The initial term of Mr. Theobald's Employment Agreement extends from February 28, 1998 to December 31, 1999 and is automatically renewed annually thereafter. Mr. Theobald will receive: (i) an annual base salary composed of a fixed portion totaling $112,500 per year; (ii) a commission (iii) an annual performance bonus;
(iv) stock options (previously granted) for the purchase of 15,000 shares of the Company's common stock; and (v) stock appreciation rights based on 5,000 shares of the Company's common stock to be granted immediately and on each anniversary of the execution of this Agreement. If the Company is sold or transferred (as described in the Employment Agreement), even if the Executive is not terminated, the Executive shall receive (on a "grossed up" basis to cover taxes incurred) 2% of the first $10 million in consideration, 4% of the next $10 million, and 6% of any consideration received in excess of $20 million.

Each of the three agreements provides automobile allowances and allowances for club membership.

The Employment Agreement's of Messrs. Pascuito and Theobald, provide that where a termination is for death or disability, the executive shall receive: his annual fixed salary accrued and other benefits and compensation, but no less than 6 months fixed salary. Additionally, all unvested stock options and SAR's which have been or are scheduled to be granted pursuant to the Agreement shall immediately vest. Where a termination is due to a "Change in Control," without cause or by the Executive for good reason as defined in the Agreement provides that the Company will pay compensation and certain allowances and benefits to the Executive through the end of the then-applicable term.

The Employment Agreement of Mr. Hodge, provides that where the Agreement is terminated due to death, disability or termination of the Company for "Cause," the Executive shall receive: 6 months of his annual salary, accrued compensation and benefits to date plus other allowances. Where a termination is due to a "Change in Control," without cause, or by the Executive for good reason, as defined in the Agreement provides that the Company will pay compensation and certain allowances and benefits to the Executive through the end of the then applicable term. Additionally, all unvested stock options and SAR's which have been or are scheduled to be granted pursuant to the Agreement shall immediately vest.

Under the Employment Agreements a "Change in Control" includes (i) an acquisition whereby immediately after such acquisition, a person holds beneficial ownership of more than 50% of the total combined voting power of the Company's then outstanding voting securities; (ii) if in any period of three consecutive years after the date of the Employment Agreements, the then incumbent board, ceases to constitute a majority of the Board for reasons other than voluntary resignation, refusal by one or more Board members to stand for election, or removal of one or more Board member for good cause; or (iii) the Board of Directors or the stockholders of the Company approve (A) a merger, consolidation or reorganization; (B) a complete liquidation or dissolution of the Company; or (C) the agreement for the sale or other disposition of all or substantially all of the assets of the Company.

On  January  30,  1998,  Mr.  Per  Olof  Ezelius  entered  into  an   employment
agreement with Network Controls International, Inc. ("NCI") to serve as its President and Chief Executive Officer for an initial term of three years and three months, commencing January 30, 1998, and ending April 30, 2001 (the "Original Employment Agreement"). On May 12, 1998, the Company entered into an extension agreement (the "Extension Agreement") with Mr. Ezelius which provides that the term of the covenant not to compete (as refereed to in the Original Employment Agreement) is extended from a period of one-year to two-years commencing from the expiration of the Original Employment Agreement. Such Extension Agreement further provides that the Company grant to Mr. Ezelius: (i) 25,000 shares of common stock; (ii) 25,000 options to purchase Company common stock (such exercise price being equal to the fair market value of such common stock on May 12, 1998); and (iii) a cash bonus equal to $100,000.

The original employment agreement provides for Mr. Ezelius to receive an annual base salary composed of a fixed portion totaling $150,000 per year and an annual performance bonus.

The foregoing summaries are intended as general descriptions of the terms of the Employment Agreements and the Extension Agreement, and are limited in their entirety by the actual language of the Employment Agreements and the Extension Agreement, which are included as Exhibits to this report.



Stock Option Plans

The Company has two option plans: the 1996 Stock Option Plan (the "1996 Plan") and the 1988 Stock Option Plan (the "1988 Plan"). It is intended that the 1998 Plan will replace the 1996 Plan. The Company has issued options under the 1996 Plan. At its May 12, 1998, meeting, the Board of Directors approved the adoption of the 1998 Plan, subject to shareholder approval, and approved the issuance of new options under the 1998 Plan to replace all of the outstanding options under the 1996 plan, conditioned upon shareholder approval of the 1998 Plan and upon each option holder agreeing to cancel his or her options under the 1996 Plan upon issuance of options under the 1998 Plan. At its September 8, 1998, meeting, the Compensation Committee, which administers the 1998 Plan, granted options under the 1999 Plan to replace all options granted under the 1996 plan, also conditioned upon shareholder approval of the 1998 Plan and upon each option holder agreeing to cancel his or her options under the 1996 Plan upon issuance of options under the 1998 Plan. The purchase price of stock under such options is $1.25 per share, which was the market price of the stock on that date. The options under the 1996 Plan have purchase prices substantially higher than this price, ranging from $4.25 to $7.31. It is anticipated that all of the option holders will wish to exchange their 1996 Plan options for 1998 Plan options due to the lower purchase price under the latter options.

The 1996 Plan provides for the granting of options which are intended to qualify either as incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Code or as options which are not intended to meet the requirements of such section ("Nonstatutory Stock Options"). The total number of shares of Common Stock reserved for issuance under the 1996 Plan is 300,000. Options to purchase shares may be granted under the 1996 Plan to persons who, in the case of Incentive Stock Options, are key employees (including officers) of the Company or any subsidiary of the Company, or, in the case of Nonstatutory Stock Options, are key employees (including officers) or nonemployee directors of, or nonemployee consultants to, the Company or any subsidiary of the Company.

The 1996 Plan provides for its administration by the Board of Directors or a committee chosen by the Board of Directors, which has discretionary authority, subject to certain restrictions, to determine the number of shares issued pursuant to Incentive Stock Options and Nonstatutory Stock Options and the individuals to whom, the times at which and the exercise price for which options will be granted.

The exercise price of all Incentive Stock Options granted under the 1996 Plan must be at least equal to the fair market value of such shares on the date of the grant or, in the case of Incentive Stock Options granted to the holder of more than 10% of the Company's Common Stock, at least 110% of the fair market value of such shares on the date of the grant. The maximum exercise period for which Incentive Stock Options may be granted is ten years from the date of grant (five years in the case of an individual owning more than 10% of the Company's Common Stock). The aggregate fair market value (determined at the date of the option grant) of shares with respect to which Incentive Stock Options are exercisable for the first time by the holder of the option during any calendar year shall not exceed $100,000.

The 1996 Plan provides for the issuance of options to purchase Common Stock to key employees, officers, directors and consultants. As of April 30, 1998, there were options outstanding to purchase 321,500 shares of Common Stock under the 1996 Plan, of which 35,000 are subject to shareholder ratification. All options are exercisable at prices ranging from $4.25 to $7.31 per share and expire in various years between 2005-2008. As of April 30, 1998, there were no options available for grant to purchase shares of Common Stock under the 1996 Plan.

The 1988 Plan provides for the issuance of options to purchase Common Stock to key employees, officers, directors and consultants. As of April 30, 1998, there were options outstanding to purchase 227,635 shares of Common Stock under the 1988 Plan. All options are exercisable at prices ranging from $.66 to $4.88 per share and expire in various years between 1997 - 2008. As of April 30, 1998, there were no options available for grant to purchase shares of Common Stock under the 1988 Plan.

The exercise price of all future option grants will be at least 85% of the fair market value of the Common Stock on the date of grant.

Certain Relationships and Related Transactions

IFS has issued a purchase order for $259,600 to Euro-Tech International ("ETI") to obtain ISO 9000 registration. ETI is an Arizona based corporation that specializes in guiding companies through the ISO 9000 certification process. ISO 9000 is an established international business standard. ISO 9000 requires that the core processes of company's business is documented, understood and followed by company personnel. ISO 9000 is becoming a standard for companies in the global market. ETI is also a subsidiary of Tech Metrics International, Inc. of which Mr. David L. Hodge, President and CEO of IFS International, Inc. is a director.

Frank Pascuito deferred salaries for the five fiscal years ended April 30, 1995 in the aggregate amount of $60,765. Such deferred salaries bore interest at the rate of 12% per annum until September 30, 1996, which interest aggregated $31,013 as of such date and was also deferred. As of April 30, 1997, all deferred salaries and interest have been paid.

Charles Caserta deferred salaries for the five fiscal years ended April 30, 1995 in the aggregate amount of $62,439. Such deferred salaries bore interest at the rate of 12% per annum until September 30, 1996, which interest aggregated $34,464 as of such date and was also deferred. As of April 30, 1997, all deferred salaries and interest have been paid.

On January 30, 1998 the Company acquired all of the outstanding shares of capital stock of NCI Holdings, Inc. ("Holdings"). Pursuant to the terms of the Merger Agreement, Per Olof Ezelius ("Ezelius"), the sole beneficial owner of Holdings' capital stock, received 87,094 shares (the "Base Consideration") of
Preferred Stock valued at $620,545. The number of shares was subject to adjustment. In August, 1998, the Company waived any right to such adjustment. The Company is obligated to register all of these shares of Preferred Stock under the Securities Act of 1933. Fourteen thousand thirty five (14,035) shares of the Base Consideration are being held in escrow to secure certain warranties, representations, covenants and indemnifications made by Ezelius (the "Indemnification Obligations").

The acquisition of Holdings was accounted for as a purchase.

Ezelius may receive additional shares of Preferred Stock (the "Additional Shares") if the consolidated pre-tax profit of NCI exceeds certain levels during each of the years ending April 30, 1999, 2000 and 2001 and during the three years ending April 30, 2001. Any Additional Shares issued to Ezelius up to a value of $200,000 will be held in escrow to further secure the Indemnification Obligations. The Merger Agreement required Holdings to satisfy indebtedness to former stockholders of Holdings and NCI arising pursuant to agreements for the purchase of shares entered into in 1993 and 1995. Immediately prior to the merger, the Company advanced $840,000 to Holdings, which was utilized to satisfy existing indebtedness of Holdings as required by the Merger Agreement. Pursuant to the terms of the Merger Agreement, Ezelius entered into a separate employment agreement with NCI to serve as Chief Executive Officer of NCI for a period of 39 months, commencing January 30, 1998, at a base salary of $150,000 per year.
Ezelius also was granted options to purchase 18,000 shares of the Company's Common Stock at $5.00 per share.

On September 1, 1998, Mr. Charles J. Caserta, co-founder of IFS International, Inc., resigned from the Company as Director of Business Development and a Director. At that time, Mr. Caserta and the Company entered into a termination, severance and release agreement (the "Termination Agreement"). Mr. Caserta will perform services for IFS International, Inc. from time to time for fees and commissions. Under the terms of the Termination Agreement, the Company purchased from Mr. Caserta 180,723 shares of Common Stock at a price of $361,446 ($2.00 per share) and paid him $21,214 for surrender of his stock options to acquire 139,536 shares of Common Stock. The Company has resold the stock to several individuals at $2.12 per share, a total of $382,660. Messrs. John Singleton and DuWayne Peterson, directors of the Company, purchased
50,000   shares  and  25,000   shares, respectively.



                          TRANSACTION OF OTHER BUSINESS
As of the date of this Proxy Statement, the Board of Directors of the Company is not aware of any matters other than those set forth herein and in the Notice of Meeting of Stockholder that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                              STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the Company's 1999 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Exchange Act, must be received by the Company's offices in Troy, New York by June 20, 1999 for inclusion in the Company's proxy statement and form of proxy relating to such meeting.
                                   FORM 10-KSB

A copy of the Company's Form 10-KSB is available at no charge upon written request to its Investor Relations department at 300 Jordan Road, Troy, NY 12180.

                                                 Appendix 1-A to Proxy Statement




                     Amendment to Articles of Incorporation

                                                 Appendix 1-B to Proxy Statement



                                     BYLAWS
                                       OF
                             IFS INTERNATIONAL, INC.
                            (A DELAWARE CORPORATION)

                                    ARTICLE I
                                     OFFICES
     Section 1. Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Dover, County of Kent.

     Section 2. Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine, or the business of the corporation may require.
                                   ARTICLE II

                                 CORPORATE SEAL

     Section 3. Corporate Seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal - Delaware." Said seal may be used by causing it, or a facsimile thereof, to be impressed or affixed, or reproduced or otherwise attached.

                                   ARTICLE III

                              STOCKHOLDERS MEETINGS
     Section 4. Place of Meetings. Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 2 hereof.

     Section 5. Annual Meeting.

         (a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held at such date and at such time as may be designated from time to time by the Board of Directors.

         (b) At an annual meeting of the stockholders, only such business shall be conducted as has been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors; or (iii) otherwise properly brought before the meeting by a stockholder.

     For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the sixtieth (60th) day, and not earlier than the close of business on the ninetieth (90th) day, prior to the first anniversary of the preceding year's annual meeting; provided however, that in the event that no annual meeting was held in the previous year, or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting, and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation.


     A stockholder's notice to the Secretary pursuant to this Section shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business; (iii) the class and number of shares of the corporation then beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any other information as is to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act of 1934, as amended (the "1934 Act" or the "Exchange Act"), in his capacity as the proponent of a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act.

     Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of paragraph (b), and, if he should so state, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

     (c) Only persons who are confirmed in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders, by or at the direction of the Board of Directors, or by any stockholder of the corporation entitled to vote in the election of directors at the meeting, who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 5.

     Such stockholder's notice shall set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection as a director:
(i) the name, age, business address and residence address of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of the corporation which are then beneficially owned by such person; (iv) a description of all arrangements or understandings between the stockholder and each nominee, and with any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise require pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement as a nominee, and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 5. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

         (d) For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

           Section 6. Special Meetings.

         (a) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors; (ii) the Chief Executive Officer; or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors shall determine.

         (b) If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than as specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these bylaws. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting time when a meeting of stockholders called by action of the Board of Directors may be held.

        Section 7. Notice of Meetings. Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting, and such notice shall specify the place, date, hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and all be waived by any stockholder by his attendance thereat in person or by proxy; except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

        Section 8. Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these bylaws, the presence, in person or by proxy duly authorized, of the holders of not less than one-third of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting.

        The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Certificate of Incorporation or these bylaws, all action taken by the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present, shall be valid and binding upon the corporation; provided however, that directors shall be elected by a plurality of the votes of the shares present, in person or represented by proxy at the meeting and entitled to vote on the election of directors.

        Where a separate vote by a class or classes or series is required, except where otherwise provided by statute or by the Certificate of Incorporation or these bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter and, except where otherwise provided by statute or by the Certificate of Incorporation or these bylaws, the affirmative vote of the majority (or a plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series, shall be the act of such class or classes or series.

        Section 9. Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from to time, either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

       Section 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 37 of these bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An Agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation, unless the proxy provides for a longer period.

        Section 11. Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirely, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, then unless the Secretary is given written notice to the contrary, and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:
(a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief, as provided in the General Corporation Law of Delaware,
Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

        Section 12. List of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at each meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof, and may be inspected by any stockholder who is present.

        Section 13. Action Without Meeting. No action shall be taken by the stockholders except at an annual or special meeting of stockholders, called in accordance with these bylaws, and no action shall be taken by the stockholders by written consent.

         Section 14.  Organization.

        (a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

        (b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures, and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting; including without limitation establishing an agenda or order of business for the meeting, and rules and procedures for maintaining order at the meeting and the safety of those present; limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies, and such other persons as the chairman shall permit; restrictions on entry to the meeting after the time fixed for the commencement thereof; limitations on the time allotted to questions or comments by participants; and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

                                   ARTICLE IV

                                    DIRECTORS

Section 15.  Number, Qualification, Election and Term of Office.

        (a) The number of directors that shall constitute the entire Board of Directors of the corporation shall be not less than three (3) nor more than fifteen (15), as fixed from time to time by vote of a majority of the entire Board of Directors; provided that no decrease in the number of directors shall shorten the term of any incumbent directors. The exact number of directors constituting the entire Board of Directors is presently fixed at five (5). Directors need not be stockholders unless so required by the Certificate of Incorporation. Except as otherwise provided by statute or the Certificate of Incorporation or these Bylaws, the directors shall be elected at the annual meeting of shareholders. Each director shall hold office until his successor shall have been elected and qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided by these Bylaws.

        (b) The directors of the corporation shall be divided into three (3) classes as nearly equal in size as practicable, which classes are hereby designated as Class I, Class II and Class III. The term of office of the initial Class I directors shall expire at the first regularly-scheduled annual meeting of stockholders after the 1998 annual meeting of stockholders, or at any adjournments thereof; the term of office of the initial Class II directors shall expire at the second regularly-scheduled annual meeting of stockholders after the 1998 annual meeting of stockholders, or at any adjournments thereof; and the term of office of the initial Class III directors shall expire at the third regularly-scheduled annual meeting of stockholders after the 1998 annual meeting of stockholders, or at any adjournments thereof. For purposes hereof, the initial Class I, Class II and Class III directors shall be those directors so designated and elected at the 1998 annual meeting of stockholders , or any adjournment thereof. The designation of said directors t Class I, Class II, and Class III shall be by a majority vote of the Board of Directors or, if agreement cannot be reached, by length of prior service on the Board. At each annual meeting of stockholders after the 1998 annual meeting of stockholders or any adjournment thereof, directors to replace those of the Class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting of stockholders and until their respective successors have been duly elected and qualified. If the number of directors is hereafter changed, any newly-created directorships or decrease in the number of directorships shall be so apportioned among the classes so as to make all the classes as nearly equal in number as practicable.

        (c) Any decrease in the number of directors constituting the Board of Directors shall be effective at the time of the next succeeding annual meeting of stockholders unless there shall be vacancies in the Board of Directors, in which case such decrease may become effective at any time prior to the next succeeding annual meeting of stockholders to the extent of the number of such vacancies. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

         Section 16. Failure to Elect Directors at Annual Stockholders' Meeting. If for any reason the stockholders fail to elect directors at an annual meeting of stockholders, then the terms of the incumbent directors each shall be extended by one year in office.

        Section 17. Powers.The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

        Section 18. Vacancies. Unless otherwise provided in the Certificate of Incorporation, or unless the Board of Directors determines by resolution that any vacancies or newly created directorships shall be filled by stockholder vote, then any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes, and any newly created directorships resulting from any increase in the number of directors be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the directorship in question until such director's successor shall have been elected and qualified. A vacancy on the Board of Directors shall be deemed to exist under this bylaw in the case of the death, removal or resignation of any director.

         Section 18. Resignation. Any director may resign at any time, by delivering a written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director replaced, whose place shall be vacated and until his successor shall have been duly elected and qualified,

        Section 20. Removal. Subject to the Certificate of Incorporation, any director may be removed only for cause, as determined by:

        (a) the affirmative vote of the holders of 2/3 of the outstanding shares of the Corporation then entitled to vote; or

        (b) the affirmative and unanimous vote of all of the directors of the Corporation, excluding the vote of the directors to be removed.

         Section 21.  Meetings.

        (a) Annual Meetings. The annual meeting of the Board of Directors shall be held immediately before or after the annual meeting of stockholders, and at the place where such stockholders' meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary, and such meeting shall be held for the purpose of appointing officers and transacting such other business as may lawfully come before it.

         (b) Regular Meetings. Except as otherwise provided herein, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 2 hereof. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the State of Delaware, which place has been designated by resolution of the Board of Directors, or by the written consent of all directors.

        (c) Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place with or without the State of Delaware, whenever called by the Chairman of the Board, the President or any two of the directors.

        (d) Telephone Meetings. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

        (e) Notice of Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be made orally or in writing, by telephone, facsimile, telegraph or telex during normal business hours at least twenty four (24) hours before the date and time of the meeting or sent in writing to each director by first class mail, charges prepaid, at least three
(3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting, and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

        (f) Waiver Of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

       Section 22.  Quorum and Voting.

       (a) Unless the Certificate of Incorporation requires a greater number, and except with respect to indemnification questions arising under Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Certificate of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however at any meeting, whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

     (b) At each meeting of the Board of directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote is required by law, the Certificate of Incorporation or these bylaws.

         Section 23. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of directors or committee, as the case may be, consent thereto writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         Section 24. Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

         Section 25.  Committees.

     (a) Executive Committee. The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, including without limitation the power or authority to declare a dividend; to authorize the issuance of stock and to adopt a certificate of ownership and merger; and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority with reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors, fix the designation and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares of any other class or classes, or any other series of the same or any other class or classes of stock of the corporation, or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series); adopting an agreement of merger or consolidation; recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's, property and assets; recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution; or amending the bylaws of the corporation.

     (b) Other Committees. The Board of Directors may from time to time, by resolution passed by a majority of the whole Board of Directors, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these bylaws.

     (c) Term. Each member of a committee of the Board of Directors shall serve a term on the committee co-extensive with such member's term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this bylaw, may at any time increase or decrease the number of members of a committee, or terminate the existence of a committee. The membership of a committee shall terminate on the date of a director's death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time, for any reason, remove any individual committee member, and the Board of Directors may fill any committee vacancy created by death, resignation or removal, or increase the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting, in the place of any such absent or disqualified member.

     (d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee. When notice of the time and place of regular meetings has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting, given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting, and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

           Section 26. Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the chairman of the meeting, shall act as secretary of the meeting,

                                    ARTICLE V

                                    OFFICERS

           Section 27. Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors: the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer, and the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Direction. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers, and such other officers and agents, with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time, unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

         Section 28.      Tenure and Duties of Officers.

     (a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

     (b) Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office, and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28.

     (c) Duties of President. The President shall preside at all meetings of the stockholders and at all means of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the corporation, the President shall be the Chief Executive Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

     (d) Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office(s), and shall also perform such other duties and have such other powers as the Board of directors or the President shall designate from time to time.

     (e) Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him under these bylaws, and other duties commonly incident to his office, and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other power as the Board of Directors or the President shall designate from time to time.

     (f) Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to his office, and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office, and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

             Section 29. Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

             Section 30. Resignation Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

             Section 31. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

                                   ARTICLE VI
                  EXECUTION OF CORPORATE INSTRUMENTS AND VOTING
                       OF SECURITIES OWNED BY THE CORPORATION

             Section  32.  Execution  of  Corporate  Instrument.  The  Board  of
Directors, in its discretion, may determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document; or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these bylaws, and such execution or signature shall be binding upon the corporation.

         Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents which require the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as stated above, or in such other manner as may be directed by the Board of Directors.

        All checks and drafts drawn on banks or other depositories on funds to the credit of the corporation, or in special accounts of the corporation, shall be signed by such person or persons as the Board of Directors may authorize.

        Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement, or to pledge its credit or to render it liable for any purpose or for any amount.

        Section 33. Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President.

                                   ARTICLE VII
                                 SHARES OF STOCK
        Section 34. Form and Execution of Certificates. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish, without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof; and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law, or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof; and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

        Section 35. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates issued by the corporation and alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, that the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct, as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         Section 36.  Transfers.

     (a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

     (b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation; and to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

         Section 37.  Fixing Record Dates.

     (a) In order that the corporation may determine the stockholders which are entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     (b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or the stockholders entitled to exercise any rights with respect to any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be no more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

        Section 38. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


                                  ARTICLE VIII

                       OTHER SECURITIES OF THE CORPORATION

        Section 39. Execution of Other Securities. All bonds, debentures and other corporate securities of the corporation, (other than stock certificates covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons relating to any such bond, debenture or other corporate security, authenticated by a trustee as stated above, shall be signed by the Treasurer or an Assistant Treasurer of the corporation, or such other person as may be authorized by the Board of Directors, or shall bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signatures shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered, as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                   ARTICLE IX
                                    DIVIDENDS
        Section 40. Declaration of Dividends. Dividends upon the capital stock of the corporation, subject to any applicable provision of the Certificate of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

        Section 41. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors may from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                    ARTICLE X
                                   FISCAL YEAR
     Section 42. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                   ARTICLE XI

                                 INDEMNIFICATION
     Section  43.  Indemnification  of  Directors,   Executive  Officers,  Other
Officers, Employees and Other Agents.

     (a) Directors and Officers. The corporation shall indemnify its directors and officers to the fullest extent not prohibited by the Delaware General Corporation Law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law; (ii) the proceeding was authorized by the Board of Directors of the corporation; (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law; or (iv) such indemnification is required to be made under subsection (d) below.

     (b) Employees and Other Agents. The corporation shall have power to indemnify its employees and other agents as set forth in the Delaware General Corporation Law.

     (c) Expense. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, if such person is a party by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all reasonable expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this bylaw or otherwise.

     Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this bylaw, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding; or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made, demonstrate clearly and convincingly that such person acted in bad faith, or acted in a manner that such person did not believe to be in, or believed to be opposed to the best interests of the corporation.

     (d) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this bylaw shall be deemed to be contractual rights, and to be effective to the same extent and as if provided for in a contract between the corporation and the director or officer. Any right to indemnification or advances granted by this bylaw to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if: (i) the claim for indemnification or advances is denied, in whole or in part; or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid in addition the expense of prosecuting his or her claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standard of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim for advances by an officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, to which the officer is a party by reason of the fact that such officer is or was a director of the corporation), the corporation shall be entitled to raise a defense as to any such action based on clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or believed to be opposed to the best interests of the corporation; or with respect to any criminal action or proceeding, that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the corporation (whether through its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (whether through its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action, or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advance of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or is not entitled to such advance of expenses, under this Article XI or otherwise, shall be on the corporation.

     (e) Non-Exclusivity of Rights. The rights conferred on any person by this bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, the bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents with respect to indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law.

     (f) Survival of Rights. The rights conferred on any person by this bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent, and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (g) Insurance. To the fullest extent permitted by the Delaware General Corporation Law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this bylaw.

     (h) Amendments. Any repeal or modification of this bylaw shall only be prospective, and shall not affect the rights under this bylaw which were in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

     (i) Saving Clause. If this bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this bylaw that shall not have been invalidated, or by any other applicable law.

     (j) Certain Definitions. For the purposes of this bylaw, the following definitions shall apply:

                  (i) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

                  (ii) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

                  (iii) The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including, any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent or another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation, if its separate existence had continued.

                (iv) References to a "director," "executive officer," "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

                (v) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this bylaw.

                                   ARTICLE XII

                                     NOTICES

         Section 44.  Notices.

     (a) Notice to Stockholders. Whenever, under any provisions of these bylaws, notice is required to be given to any stockholder, it shall be given in writing, duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent.

     (a) Notice to directors. Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex or telegram, except that notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

     (c) Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall, in the absence of fraud, be prima facie evidence of the facts therein contained.

     (d) Time Notices Deemed Given. All notices given by mail as provided above, shall be deemed to have been given as at the time of mailing; and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at the time of transmission.

     (e) Methods of Notice. It shall not be necessary that the same method of giving notice be employed with respect to all directors, but one permissible method may be employed with respect to any one or more, and any other permissible method or methods may be employed with respect to any other or others.
     (f) Failure to Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent to such stock holder or director in the manner provided above, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

     (g) Notice to Person with Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or the bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person (with whom communication is unlawful) shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication was unlawful.

     (h) Notice to Person with Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Certificate of Incorporation or the bylaws of the corporation, to any stockholder to whom: (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between the two consecutive annual meetings; or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed to such person at his address as shown on the records of the corporation, and have subsequently been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

                                  ARTICLE XIII
                                   AMENDMENTS
         Section 45. Amendments. Subject to paragraph (h) of Section 43 of the bylaws, the bylaws may be altered or amended, or new bylaws may be adopted by the active vote of at least sixty-six and two-thirds percent (66-2/3 %) of the voting power of all of the then outstanding shares of the voting stock. The Board of Directors shall also have the power to adopt amend, or repeal bylaws, subject to any limitations under the General Corporation Law of Delaware.

                                   ARTICLE XIX

                                LOANS TO OFFICERS

        Section 46. Loans to Officers. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan guarantee or other assistance may be with or without interest, and may be unsecured or secured, in such manner as the Board of Directors shall approve, including without limitation a pledge of shares of stock of the corporation. Nothing in these bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

                                                   Appendix 2 to Proxy Statement





                             IFS INTERNATIONAL, INC.
                            (a Delaware Corporation)



                                       and



                  AMERICAN STOCK TRANSFER & TRUST COMPANY, INC.
                                  Rights Agent




                            STOCKHOLDERS' RIGHTS PLAN
                            dated as of May 12, 1998

                               STOCKHOLDERS' RIGHTS PLAN


         Stockholders' Rights Plan, dated as of May 12, 1998 (the "Plan"), between IFS International, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, Inc., a New York corporation (the "Rights Agent").

         WHEREAS, on May 12, 1998 (the "Rights Declaration Date"), the Board of Directors of the Company authorized and declared an dividend distribution of one
(1) Right for each share of common stock, par value $0.001, of the Company (the "Common Stock") outstanding at the close of business on the Record Date and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of section 11(p) hereof) for each share of Common Stock issued between the Record Date (whether originally issued or delivered from the Company's treasury) and the Distribution Date, each Right initially representing the right to purchase one share of Common Stock upon the terms and subject to the conditions hereinafter set forth (the "Rights"); the "Record Date" shall be the fifteenth business day following the date on which this Plan is approved by the shareholders of the Company.

         WHEREAS, the Board of Directors expressly made the adoption of the Plan contingent upon subsequent approval of the stockholders of the Company at an annual or special meeting of stockholders, and, if this Plan is not so approved by the stockholders, this Plan shall be null and void ab initio and of no further force and effect.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

         1.       CERTAIN DEFINITIONS

                  For purposes of this Plan, the following terms have the meanings indicated:

                  (a) "Acquiring Persons" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of fifteen percent (15%) or more of the shares of Common Stock then outstanding. Notwithstanding the foregoing, the term "Acquiring Person" shall not include:

                           (i) The Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, or

                           (ii) Any Person who or which, together with Affiliates and Associates of such Person, would be an Acquiring Person solely by reason of: (A) being the Beneficial Owner of shares of Voting Stock of the Company, the Beneficial Ownership of which was acquired by such Persons pursuant to any action or transaction or series of related actions or transactions approved by the Board of Directors (provided, however that at the time of such approval of the Board of Directors there are then in office not less than two Continuing Directors (as such term is hereinafter defined) and such action or transaction or series of related actions or transactions are approved by a majority of the Continuing Directors then in office) before such Person otherwise became an Acquiring Person or (B) a reduction in the number of issued and outstanding shares of Voting Stock of the Company pursuant to a transaction or a series of related transactions approved by the Board of Directors (provided that at the time of such approval of the Board of Directors there are then in office not less than two Continuing Directors and such transaction or series of related transactions are approved by a majority of the Continuing Directors then in office); provided, further, however, that in the event such Person described in the foregoing clause (ii) does not become an Acquiring Person by reason of subclause (A) or (B) of said clause (ii), such Person shall nonetheless become an Acquiring Person in the event such Person thereafter acquires Beneficial Ownership of an additional one percent (1%) of the Voting Stock of the Company, unless the acquisition of such additional Voting Stock would not result in such Person becoming an Acquiring Person by reason of subclause (A) or (B) of subclause (ii).

                  (b) "Act" shall mean the Securities Act of 1933, as amended.

                  (c) "Affiliate" and "Associates" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                  (d) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

                           (i) Which such Person or any of such Persons' Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities rendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) securities issuable upon exercise or Rights at any time prior to the occurrence of a Triggering Event, or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to section 3(a) or section 22 hereof (the "Original Rights") or pursuant to section 11(i) hereof in connection with an adjustment made with respect to any Original Rights;

                           (ii) Which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange
         Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subsection 1(d)(ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not also then reportable by such Person on
         Schedule 13D under the Exchange Act (or any comparable or successor report); or

                           (iii) Which are beneficially owned, directly or indirectly, by any Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subsection 1(d)(ii)) or disposing of any voting securities of the Company.

                  Notwithstanding anything in this section 1(d) to the contrary, none of the Company's directors, officers or financial advisers shall be deemed a "Beneficial Owner" of, or to "beneficially own," any securities of the Company owned by any other director, officer or financial adviser of the Company by virtue of such Persons acting in their capacities as such, including in connection with the formulation and publication of the Board of Director's recommendation of its position, and actions taken in furtherance thereof, with respect to an acquisition proposal relating to the Company or a tender or exchange offer for the Common Shares of the Company.

                  Further notwithstanding anything in this section 1(d) to the contrary, a Person engaged in the business of underwriting securities shall not be deemed a "Beneficial Owner" of, or to "beneficially own," any securities acquired in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition.

                  (e) "Business day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  (f) "Close of business" on any given date shall mean 5:00 p.m., New York time.

                  (g) "Common Stock" shall mean the common stock, par value $0.001, of the Company, except that "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

                  (h) "Continuing Director" shall mean: (i) any member of the Board of Directors of the Company, while such Person is a member of the Board, who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or any such Affiliate or Associate, and was a member of the Board prior to the date of this Plan, or (ii) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or a representative of an Acquiring Person or any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors.

                  (i) "Current market price" shall have the meaning set forth in section 11(d) hereof.

                  (j)  "Distribution  Date"  shall have the meaning set forth in section 3(a) hereof.

                  (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and in effect on the date of this Plan.

                  (l)  "Expiration  Date"  shall have the  meaning  set forth in section 7(a) hereof.

                  (m) "Final Expiration Date" shall have the meaning set forth in section 7(a) hereof.

                  (n) "Person" shall mean any individual, firm or corporation, partnership or other entity.

                  (o)  "Principal  Party"  shall have the  meaning  set forth in section 13(b) hereof.

                  (p)  "Purchase  Price"  shall  have the  meaning  set forth in section 4(a) hereof.

                  (q)  "Redemption  Price"  shall have the  meaning set forth in section 23(a) hereof.

                  (r) "Rights" shall have the meaning set forth in the WHEREAS clause at the beginning of this Plan.

                  (s) "Rights  Certificates" shall have the meaning set forth in section 3(a) hereof.

                  (t) "Section 11(a)(ii) Event" shall mean any event described in section 11(a)(ii) hereof.
-----------------

                  (u) "Section 13 Event" shall mean any event described in clauses (x), (y) or (z) of section 13(a) hereof.

                  (v) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, a report filed pursuant to the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

                  (w) "Subsidiary" shall mean, with reference to any Person, any corporation of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

                  (x) "Trading Day" shall have the meaning set forth in section 11(d) hereof.

                  (y) "Triggering Event" shall mean any Section 11(a)(ii) Event or any Section 13 Event.

         2.       APPOINTMENT OF RIGHTS AGENT

                  The Company hereby appoints the Rights Agent to act as agent for the Company in accordance will the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time-to-time appoint such Co-Rights Agents as it may deem necessary or desirable.

         3.       ISSUANCE OF RIGHTS CERTIFICATE

                  (a) Provision of Rights Certificate. Until the earlier of: (i) the close of business on the tenth (10th) day after the Stock Acquisition Date (or, if the tenth (10th) day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth (10th) business day (or such later date as may be determined by action of the Board of Directors {but only if at the time of such determination by the Board of Directors there are then in office not less than two Continuing Directors and such action is approved by a majority of the Continuing Directors then in office} prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would be the Beneficial Owner of fifteen percent (15%) or more of the shares of Common Stock then outstanding (the earlier of (i) or (ii) being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of section 3(b)) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit A hereto (the "Rights Certificates"), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of rights per share of Common Stock has been made pursuant to section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with section 14(a) hereof) so that Rights Certificates representing only whole number of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

                  (b) Provision of Summary of Rights. As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights, in substantially the form attached hereto, as Exhibit B (the "Summary of Rights"), by first-class, postage prepaid mail, to each recorded holder of the Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company; provided, however, the Company shall not be required to send a copy of the Summary of Rights to any stockholders who have received a copy of this Plan in connection with any proxy materials delivered to such stockholders which materials seek such stockholders' approval of this Plan. With respect to certificates for the Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

                  (c) Legend. Rights shall be issued in respect of all shares of Common Stock which are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear the following legend:

                  "THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE STOCKHOLDERS' RIGHTS PLAN DATED AS OF MAY ____, 1998 (THE "RIGHTS PLAN") BETWEEN IFS INTERNATIONAL, INC. (THE "COMPANY") AND AMERICAN STOCK TRANSFER & TRUST COMPANY, INC (THE "RIGHTS AGENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS PLAN, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE
                  CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE RIGHTS AGENT WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS PLAN, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER THE RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS PLAN, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS PLAN), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID."

                  With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall e evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

         4.       FORM OF RIGHTS CERTIFICATES

                  (a) General. The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation an such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time-to-time be listed, or to conform to usage. Subject to the provisions of section 11 and section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the price set forth therein (such exercise price per share, the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

                  (b) Held by Acquiring Person.  Any Rights  Certificate  issued pursuant to section 3(a) or section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either
(A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has a primary purpose or effect avoidance of section 7(e) hereof, and any Rights Certificate issued pursuant to section 6 or section 11 hereof, and any
Rights Certificate issued pursuant to section 6 or section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

                  "THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(E) OF SUCH RIGHTS PLAN."

         5.       COUNTERSIGNATURE AND REGISTRATION

                  (a) Execution. The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Plan any such person was not such an officer.

                  (b) Maintenance of Books. Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the name and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, and the date of each of the Rights Certificates.

         6.       TRANSFER,  SPLIT   UP,  COMBINATION  AND  EXCHANGE  OF  RIGHTS
                  CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHTS CERTIFICATES

                  (a) Transfer, Split Up, Combination and Exchange of Rights. Subject to the provisions of section 4(b), section 7(e) and section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder thereof to purchase a like number of shares of Common Stock as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrender Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to section 4(b), section 7(e) and section 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

                  (b) Loss, Theft, Destruction or Mutilation. Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for counter signature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

         7.       EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS

                  (a) Exercise of Rights. Subject to section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in section 9(c) and section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of shares of Common Stock as to which such surrendered Right are then exercisable, at or prior to the earlier of: (i) the close of business on the date which is the tenth anniversary of the Record Date, (the "Final Expiration Date"), or (ii) the time at which the Rights are redeemed as provided in section 23 hereof (the earlier of (i) and (ii) being herein referred to as the "Expiration Date").

                  (b)  Purchase  Price.  The  Purchase  Price for each  share of
Common Stock pursuant to the exercise of a Right shall initially be Fifty dollars ($ 50.00), and shall be subject to adjustment from time-to-time as provided in section 11 and section 13(a) hereof and shall be payable in accordance with section 7(c) below.

                  (c) Delivery of Rights Certificates. Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one share of Common Stock to be purchased as set forth below, and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to section 20(k) hereof, thereupon promptly: (i) (A) requisition from any transfer agent of the shares of Common Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Common Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of shares of Common Stock as are to be purchased (in which case certificates for the shares of Common Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with section 14 hereof,
(iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price shall be made in cash or by certified bank check or bank draft payable to the Company.

                  (d) Partial Exercise. In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of section 14 hereof.

                  (e) Rights Held by Acquiring Person. Notwithstanding anything in this Plan to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by: (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has a primary purpose or effect the avoidance of this section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Plan or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this section 7(e) and section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Persons as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

                  (f) Satisfactory Evidence of Exercise. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

         8.       CANCELLATION AND DESTRUCTION OF RIGHTS CERTIFICATES

                  All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

         9.       RESERVATION AND AVAILABILITY OF CAPITAL STOCK

                  (a) Reservation of Capital Stock. The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock not reserved for another purpose the number of shares of Common Stock that, as provided in this Plan, will be sufficient to permit the exercise in full of all outstanding Rights; provided, however, that the Company shall not be required to reserve and keep available shares of Common Stock or other securities sufficient to permit the exercise in full of all outstanding Rights pursuant to the adjustments set forth in section 11(a)(ii) or section 13 hereof unless the Rights become exercisable pursuant to such adjustments.

                  (b) Listing on Stock Exchange. So long as the shares of Common Stock issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

                  (c)  Registration.  The Company shall use its best efforts to:
(i) file, as soon as required by law following the Distribution Date, a registration statement under the Act, with respect to the securities purchasable upon exercise of the rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and
(iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and
(B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercised in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

                  (d) Fully  Paid;  Non-Assessable.  The Company  covenants  and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price) be duly and validly authorized and issued and fully paid and nonassessable.

                  (e) Transfer Taxes and Charges. The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of shares of Common Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of shares of Common Stock in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of shares of Common Stock in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

         10.      COMMON STOCK RECORD DATE

                  Each Person in whose name any certificate for a number of shares of Common Stock (or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Common Stock represented thereby on, and such certificates shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the date upon which the Rights Certificate evidenced such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Stock transfer books of the Company are closed, such Person shall be dated, the next succeeding Business Day on which the Common Stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceeding of the Company except as provided herein.

         11. ADJUSTMENT OF PURCHASE PRICE, NUMBER AND KIND OF SHARES OR NUMBER OF RIGHTS

                  The Purchase Price, the number and kind of shares covered by each Right and the Number of Rights outstanding are subject to adjustment from time-to-time as provided in this section 11.

                  (a)      Certain Events.

                   (i)   Stock    Dividend,    Subdivision,    Combination    or
         Reclassification. In the event the Company shall at any time after the date of this Plan: (A) declare a dividend on the Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock,
         (C)  combine  the  outstanding  Common  Stock into a smaller  number of
         shares,   or  (D)  issue  any  shares  of  its  capital  stock  in  the reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this section 11(a) and section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Common Stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Common Stock which, if such Right had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, such holder would have owned upon such exercise and be entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this section 11(a)(i) and section 11(a)(ii) hereof, the adjustment provided for in this section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to section 11(a)(ii) hereof.

                   (ii) Reduction in Purchase Price in the Event of Stock Acquisition. In the event that any Person shall, at any time after the Rights Declaration Date (as defined in the WHEREAS clause at the beginning of this Plan), become an Acquiring Person, unless the event causing such person to become an Acquiring Person is an acquisition of shares of Common Stock pursuant to a tender offer or an exchange offer for all outstanding shares of Common stock at a price and on terms determined by at least a majority of the members of the Board of Directors who are not officers of the Company (provided that at the time of such determination of the Board of Directors there are then in office not less than two Continuing Directors and such determination is also made by a majority of the Continuing Directors then in office), after receiving advice from one or more investment banking firms, to be
         (a) at a price which is fair to stockholders (taking into account all factors which such members of the Board deem relevant including, without limitation, prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interests of the Company and its stockholders (a "Qualifying Tender Offer"), then, subject to the last sentence of section 23(a) and except as otherwise provided in this section 11, each holder of a Right (except as provided in section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof, the number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of shares of Common Stock for which a Right was exercisable immediately prior to the first occurrence of the Section 11(a)(ii) Event and (y) dividing that product by fifty percent (50%) of the current market price (as determined pursuant to section 11(d) hereof) per share of the Common Stock on the date of the occurrence of such
         Section 11(a)(ii) Event.

                  (b) Grant of Subscription Rights. In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Common Stock (or shares having the same rights, privileges and preference as the shares of Common Stock ["equivalent common stock"]) or securities convertible into Common Stock or equivalent common stock at a price per share of Common Stock or per share of equivalent common stock (or having a conversion price per share, if a security convertible into Common Stock or equivalent common stock) less than the current stock market price as determined pursuant to section 11(d) hereof) per share of Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock and/or equivalent common stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of additional shares of Common Stock and/or equivalent common stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (c) Distribution of Property. In case the Company shall fix a record date for a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other that a dividend in Common Stock, but including any dividend payable in stock other than Common Stock) or subscription rights or warrants (excluding those referred to in section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to section 11(d) hereof) per share of Common Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Common stock, and the denominator of which shall be such current market price (as determined pursuant to section 11(d) hereof) per share of Common Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

                  (d) Determination of Market Price. For the purpose of any computation herein, the "current market price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current market price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of: (A) a dividend or distribution of such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of the requisite thirty (30) Trading Day period after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current market price" shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq National Market or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by Nasdaq, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by Nasdaq or, if the shares of Common Stock are not listed or admitted to trading on Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, "current market price" per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

                  (e) De Minimus Adjustments. Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this section 11 shall be made to the nearest cent or to the nearest one-thousandth of a share of Common Stock or other share as the case may be. Notwithstanding the first sentence of this section 11(e), any adjustment required by this section 11 shall be made no later than the earlier of (i) three
(3) years from the date of the transaction  which mandates such  adjustment,  or
(ii) the Expiration Date.

                  (f) Adjustments Upon Section 11(a)(ii) or Section 13 Events. If as a result of an adjustment made pursuant to section 11(a)(ii) or section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares or fraction of a share of capital stock other than Common Stock, thereafter the number or fraction of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time-to-time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in sections 11(a), , , , , , , , and , and the provisions of sections , , , and hereof with respect to the Common Stock shall apply on like terms and to any such other shares.

                  (g) Evidence of Adjustments. All rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock purchasable from time-to-time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                  (h) Calculation of Adjusted Rights to Purchase Common Stock. Unless the Company shall have exercised its election as provided in section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in section 11(b) and section 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that fraction of a share (or number of shares) of Common Stock (calculated to the nearest one-thousandth) obtained by (i) multiplying (x) the number of shares covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                  (i) Adjustment in Rights in Lieu of Shares. The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of shares of Common Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificate has been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders of record in substitution and replacement for the Rights Certificate held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

                  (j) No Requirement to Amend Rights Certificates. Irrespective of any adjustment or change in the Purchase Price or the fraction of a share (or number of shares) of Common Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Rights Certificates issued hereunder.

                  (k) Reduction Below Stated or Par Value. Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated or par value, if any, of the number of shares of Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue such number of fully paid and nonassessable shares of Common Stock at such adjusted Purchase Price.

                  (l) Deferral of Adjustment. In any case in which this section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercise after such record date the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

                  (m) Reductions in Purchase Price. Anything in this section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this section 11, as and to the extent that in their good faith judgement the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Common Stock, (ii) issuance wholly for cash of any shares of Common Stock at less than the current market price, (iii) issuance wholly for cash of shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of Common Stock, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this section 11, hereafter made by the Company to holders of its Common Stock shall not be taxable to such stockholders.

                  (n) Covenant Not to Consolidate, Merger or Transfer or Sell Assets or Earning Power. The Company covenants and agrees that is shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in an transaction which complies with section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

                  (o) Covenant Not to Diminish or Eliminate Rights. The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by section 23 or section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

                  (p) Proportionate Adjustments. Anything in this Plan to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Declaration Date and prior to the Distribution Date: (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common stock, or (iii) combine the outstanding shares of Common Stock into a small number of shares, the number of Rights associated with each share of Common stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event, and the denominator of which shall be the total number of share of Common Stock outstanding immediately following the occurrence of such event.

                  (q) Substitution of Common Stock Equivalents. In lieu of issuing shares of Common Stock in accordance with section 11(a)(ii) hereof, the Board of Directors may, and, in the event that the number of shares of Common Stock which are authorized by the Company's Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with section 11(a)(ii) hereof, the Board of Directors shall, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the value of the shares of Common Stock (the "Adjustment Shares") issuable upon the exercise of a Right immediately after the adjustments provided for in section 11(a)(ii) (the "Current Value") and (B) with respect to each Right (other than Rights which have become void pursuant to the provisions hereof), make adequate provision to substitute for any or all such Adjustment Shares, upon payment of the applicable Purchase, Price, (1) cash, (2) other equity securities of the Company (including, without limitation, shares, or units of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, are deemed in good faith by the Board of Directors to have substantially the same value as shares of Common Stock [such shares or units of shares of preferred stock are herein called "Common Stock equivalents"]), (3) debt securities of the Company, (4) other assets, (5) a reduction of the Purchases Price, or (6) any combination of the foregoing having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value, where such aggregate value has been determined in good faith by the Board of Directors based upon the advice of a nationally recognized independent investment banking firm selected in good faith by the Board of Directors; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date (the "Section 11(a)(ii) Trigger Date") which is the later of
(a) the first occurrence of a Section 11(a)(ii) Event and (b) the date on which the Company's right of redemption pursuant to section 23(a) expires, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the excess of (x) the Current Value over
(y) the Purchase Price times the number of one and one-half shares of Common Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event. If, upon the occurrence of a Section 11(a)(ii) Event, the number of shares of Common Stock that are authorized by the Company's Restated Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit exercise in full of the Rights in accordance with section 11(a)(ii) hereof, and if the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the
Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the "Substitution Period"). To the extent that the Company determines that some action must be taken pursuant to the first or second sentence of this section 11(q), the Company (1) shall provide, subject to section 11(a)(ii) hereof and the last sentence of this section 11(q), that such action shall apply uniformly to all outstanding Rights and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this section 11(q), the value of the Common Stock shall be the Current market price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any "Common Stock equivalent" shall be deemed to equal the current market price per share of the Common Stock on such date. The Board of Directors may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this section 11(q).

         12.      CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES

                  Whenever an  adjustment  is made as provided in section 11 and section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with the transfer agent for the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with section 25 hereof. The Rights Agent shall be fully protected in relying and on any such certificate on any adjustment therein contained.

         13.      CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS OR EARNING
                  POWER

                  (a) Reduction of Purchase Price in the Event of Consolidation, Merger, or Sale or Transfer of Assets or Earning Power. In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer) in one transaction or a series of related transactions, assets or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with section 11(o) hereof), then, and in each such case, proper provisions shall be made so that: (i) each holder of a Right, except as provided in section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current
Purchase Price (disregarding any adjustment of the Purchase Price pursuant to section 11(a)(ii) hereof) in accordance with the terms of this Plan, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of shares of Common Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of shares for which a right was exercisable immediately prior to the first occurrence of a
Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Plan) by (2) fifty percent (50%) of the current market price (determined pursuant to clause (i) of section 11(d) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Plan; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

                  (b) Definition of Principal Party. The term "Principal Party" shall mean: (i) in the case of any transaction described in clause (x) or (y) of the first sentence of section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and (ii) in the case of any transaction described in clause (z) of the first sentence of section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered "Principal Party" shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, o more than one Person, the Common Stocks of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

                  (c) Covenant of Principal Party to Provide Supplemental Agreement. The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have s sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in section 13(a) and section 13(b) hereof and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in section 13(a), the Principal Party will:

                           (i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and

                           (ii) will deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

                  The provisions of this section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a
Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in section 13(a).

                  (d) Qualifying Tender Offer. Notwithstanding anything in this Plan to the contrary, section 13 shall not be applicable to a transaction described in clauses (x) and (y) of section 13(a) if (i) such transaction is consummated with a Person or Persons who acquired shares of Common Stock pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock which complies with the provisions of section 11(a)(ii) hereof (or a wholly owned Subsidiary of any such Person or Persons); (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such tender offer or exchange offer; and (iii) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such tender offer or exchange offer. Upon consummation of any such transaction contemplated by this section 13(d), all Rights hereunder shall expire.

         14.      FRACTIONAL RIGHTS AND FRACTIONAL SHARES

                  (a) Cash in Lieu of Fractional Rights. The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in section 11(p) hereof, or to distribute Rights Certificates which evidence fractional rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would be otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other over-the-counter system then in use, or on any such date the Rights are not quoted by any such organization, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on such principal national stock exchange on which the Rights are listed or admitted to trading, as reported in the principal consolidated transaction reporting system with respect to securities listed on such principal national securities exchange, or if the Rights are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

                  (b) Cash in Lieu of Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this section 14(b), the current market value of a share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise.

                  (c) Waiver of Right Holder. The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares of Common Stock upon exercise of a Right, except as permitted by this section 14.

         15.      RIGHTS OF ACTION

                  All rights of action in respect of this Plan, excepting the rights of action given to the Rights Agent under section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of the Rights, the holders of the Rights would not have an adequate remedy at law for any breach of this Plan and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Plan.

         16.      AGREEMENT OF RIGHTS HOLDERS

                  Every holder of a Right by accepting of the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

                  (a) Prior  to   the   Distribution   Date,   the  Rights  will
be transferable only in connection with the transfer of Common Stock;

                  (b) After the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

                  (c) Subject to section 6(a) and section 7(b) hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

                  (d) Notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligations; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

         17.      HOLDER OF RIGHTS CERTIFICATE NOT DEEMED A STOCKHOLDER

                  No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the fraction of a share (or number of shares) of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

         18.      CONCERNING THE RIGHTS AGENT

                  (a) Compensation; Indemnity; Limitation on Liability. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time-to-time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Plan in the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability in the premises. Anything in this Plan to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits) even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  (b) Reliance. The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Plan in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons or otherwise upon the advice of counsel as set forth in section 20(a) hereof.

         19.      MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT

                  (a) Merger or Consolidation. Any corporation into which the rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agents or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further action on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificate so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and this Plan.

                  (b) Use of Prior Name. In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificate shall have the full force provided in the Rights Certificates and in this Plan.

         20.      DUTIES OF RIGHTS AGENT

                  The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

                  (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

                  (b) Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "current market price") be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, if any, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.

                  (c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

                  (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

                  (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of section 11 or section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Plan or any Rights Certificate or as to whether any shares of Common Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

                  (f) The Company agrees that it will perform, execute acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

                  (g) The Rights Agent is hereby authorized and directed to accept instructions will respect to the performance of its duties hereunder from the Chairman of the Board, the Vice Chairman of the Board, if any, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in waiting for this instructions.

                  (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

                  (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agent, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorney or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

                  (j) No provision of this Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

                  (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause (1) and/or (2) thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

         21.      CHANGE OF RIGHTS AGENT

                  The Rights Agent or any successor rights Agent may resign and be discharged from its duties under this Plan upon sixty (60) days' notice in writing mailed to the Company, and to each transfer agent of the Common Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon sixty (60) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to the transfer agent of the Common Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of sixty (60) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights
Certificates may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least one hundred million dollars ($100,000,000). After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

         22.      ISSUANCE OF NEW RIGHTS CERTIFICATES

                  Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversation or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

         23.      REDEMPTION AND TERMINATION

                  (a) Redemption of Rights. The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the close of business on the tenth (10th) day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth (10th) day following the Record Date) subject to extension by the Company pursuant to section 26 hereof, or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price") and the Company may, at its option, pay the Redemption Price either in shares of Common Stock (based on the "current market price", as defined in section 11(d) hereof, of the shares of Common Stock at the time of redemption) or cash; provided, however, if the Board of Directors of the Company authorizes redemption of the Rights in either of the circumstances set forth in clauses (1) and (2) below, then there must be Continuing Directors then in office and such authorization shall require the concurrence of a majority of such Continuing Directors: (1) such authorization occurs on or after the time a Person becomes an Acquiring Person, or (2) such authorization occurs on or after the date of a change (resulting from a proxy or consent solicitation) in a majority of the directors in office at the commencement of such solicitation of any Person who is a participant in such solicitation has stated (or, if upon the commencement of such solicitation, a majority of the Board of Directors of the Company has determined in good faith) that such person (or any of its Affiliates or Associates) intends to take, or may consider taking, any action which would result in such Person becoming an Acquiring Person or which would cause the occurrence of a Triggering Event unless, concurrent with such solicitation, such Person (or one or more of its Affiliates or Associates) is making a cash tender offer pursuant to a Schedule 14D-1 (or any successor form) filed with the Securities and Exchange Commission for all outstanding shares of Common Stock not beneficially owned by such Person (or by its Affiliates or Associates); provided further, however, that if, following the occurrence of a Stock Acquisition Date and following the expiration of the right or redemption hereunder but prior to any Triggering Event, (1) a Person who is an Acquiring Person shall have transferred or otherwise disposed of a number of shares of Common Stock in one transaction or a series of transactions, not directly or indirectly involving the Company or any of its Subsidiaries, which did not result in the occurrence of a Triggering Event such that such Person is thereafter a Beneficial Owner of ten percent
(10%) or less of the outstanding shares of Common Stock, and (2) there are no other Persons, immediately following the occurrence of the event described in clause (1), who are Acquiring Persons, then the right of redemption shall be reinstated and thereafter be subject to the provisions of this section 23. Notwithstanding anything contained in this Plan to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired.

                  (b) Effectiveness; Notice. Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Right Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

         24.      NOTICE OF CERTAIN EVENTS

                  (a) General. In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision of outstanding shares of Common Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Common Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock whichever shall be the earlier.

                  (b) Section 11(a)(ii) Events. In case any other events set forth in section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under section 11(a)(ii) hereof, and (ii) all references in the preceding section to Common Stock shall be deemed thereafter to refer, if appropriate, to other securities.

         25.      MANNER OF NOTICES

                  Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid addressed (until another address is filed in writing with the Rights Agent) as follows:

                             IFS International, Inc.
                           Rensselaer Technology Park
                                 300 Jordan Road
                              Troy, New York 12180
                       Attention: Chief Executive Officer

                                    Copy to:

                      Pollet & Woodbury, a Law Corporation
                       10900 Wilshire Boulevard, Suite 500
                          Los Angeles, California 90024
                        Attention: Andrew F. Pollet, Esq.

                  Subject to the provisions of section 21, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                                   American Stock Transfer & Trust Company, Inc.

                                   New York, New York
                                   Attention:  Vice President, Stock Transfer

                  Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage pre-paid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

         26.      SUPPLEMENTS AND AMENDMENTS

                  (a) Before Rights Redeemable. For as long as the Rights are then redeemable and except as provided in section26(c), the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Plan without the approval of any holders of the Rights or the Common Stock (notwithstanding their approval or ratification of this Plan) including, without limitation: (i) lowering the thresholds set forth in section1(a) and section 3(a) to not less than the greater of (x) the sum of .001% and the largest percentage of the outstanding shares of Common Stock then known by the Company to be beneficially owned by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) and (y) ten percent (10%); (ii) fixing a Final Expiration Date later than the date set forth in section 7(a) hereof (but not to exceed three {3} years in addition to the date initially specified in said Section); or (iii) increasing the Purchase Price (but not by an amount exceeding fifty percent (50%) or the original Purchase Price), as it may be adjusted pursuant to the terms of this Plan.

                  (b) After Rights Redeemable. At any time when the Rights are not then redeemable and except as provided in section 26(c), the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Plan without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable, provided, however, that: (1) no such supplement or amendment pursuant to clause (iii) above shall (A) lengthen any time period relating to when Rights may be redeemed at such time as the Rights are not then redeemable, or (B) lengthen any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights; and (2) no such supplement or amendment pursuant to clause (iv) above shall materially adversely affect the interest of the holders of Rights Certificates as such.

                  (c) After Person Becomes Acquiring Person. Notwithstanding anything contained in this Plan to the contrary, supplements or amendments may be made after the time that any Person becomes an Acquiring Person (other than pursuant to a Qualifying Tender Offer) only if at the time of the action of the Board of Directors approving such supplement or amendment there are then in office not less than two Continuing Directors and such supplement or amendment is approved by a majority of the Continuing Directors then in office.

                  (d) Supplement or Amendment by Rights Agent. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this section 26, the Rights Agent shall execute such supplement or amendment.

         27.      SUCCESSORS

                  All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         28.      DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS

                  For all purposes of this Plan, any calculation of the number of shares of common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company (with, where specifically provided for herein, the concurrence of the Continuing Directors) shall have the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board (with, where specifically provided for herein, the concurrence of the Continuing Directors) or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board (with, where specifically provided for herein, the concurrence of the Continuing Directors) in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board or the Continuing Directors to any liability to the holders of the Rights.

         29.      BENEFITS OF PLAN

                  Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

         30.      SEVERABILITY

                  If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Plan to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language form this Plan would adversely affect the purpose or effect of this Plan, the right of redemption set forth in section 23 hereof shall be reinstated and shall not expire unit the close of business on the tenth (10th) day following the date of such determination by the Board of Directors. Without limiting the foregoing, if any provision requiring that a determination be made by less than the entire Board (or at a time or with the concurrence of a group of directors consisting of less than the entire Board) is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company's Certificate of Incorporation and By-laws.

         31.      GOVERNING LAW

                  This Plan, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State, except that the rights and obligations of the Rights Agent shall be governed by the laws of the State of New York.

         32.      COUNTERPARTS

                  This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         33.      DESCRIPTIVE HEADINGS

                  Descriptive headings of the several Sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

         Attest:                                      IFS INTERNATIONAL, INC.



         By:                                          By:


         Name:                                        Name:

         Title:   Secretary                           Title:   President
                                                               and
                                                               Chairman
                                                               of the
                                                               Board



         Attest:                                      [[STOCK  TRANSFER
                                                      AGENT NAME]]

         By:                                          By:

         Name:                                        Name:

         Title:                                       Title:

                                                                       Exhibit A

                              [Form of Rights Certificate]

Certificate No. R - ____________________________________________ (_____________)
Rights

                  NOT EXERCISABLE AFTER MAY ____, 200___ OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.001 PER RIGHT ON THE TERMS SET FORTH IN THE STOCKHOLDERS' RIGHTS PLAN. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE STOCKHOLDERS' RIGHTS
                  PLAN) AND ANY SUBSEQUENT HOLDER OF THE RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE STOCKHOLDERS' RIGHTS PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH PLAN.]1

                                   RIGHTS CERTIFICATE

                                IFS INTERNATIONAL, INC.



         This  certifies  that   _________________________________________,   or
registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Stockholders' Rights Plan, dated as of May 12, 1998 (the "Rights Plan"), between IFS International, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, Inc, a New York corporation (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 p.m. (New York time) on February __, 2001 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one (1) fully paid, non-assessable share of common stock, par value $0.001 (the "Common Stock"), of the Company, at a purchase price of Fifty dollars ($50.00) per share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The Purchase Price shall be paid in cash. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, and the number and Purchase Price as of ____________, 199_, based on the Common Stock as constituted at such date.

         Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Plan), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Plan),
(ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Plan, a transferee of person who, after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

         As provided in the Rights Plan, the Purchase Price and the number and kind of shares of Common Stock or other capital stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

         This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Plan. Copies of the Rights Plan are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

         This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Plan the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.001 per Right at any time prior to the earlier of the close of business on (i) the tenth (10th) day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Plan) and (ii) the Final Expiration Date. Under certain circumstances set forth in the Rights Plan, the decision to redeem shall require the concurrence of a majority of the Continuing Directors. After the expiration of the redemption period, the company's right of redemption may be reinstated if an Acquiring Person reduces his beneficial ownership to ten percent (10%) or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company.

         No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Plan.

         No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Plan.

         This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

         WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.



                                  IFS INTERNATIONAL, INC.



Dated:                            By:

                                  Title:



                                  Attest:

Dated:                            By:

                                  Secretary






                                  AMERICAN STOCK TRANSFER & TRUST COMPANY, INC.



Dated:                            By:

                                  Title:

                  [Form of Reverse Side of Rights Certificate]



                                   FORM OF ASSIGNMENT

 (To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)


         FOR VALUE  RECEIVED,  _________________________________________  hereby sells, assigns and transfers unto (print name and address of transferee) _________________________________________ this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

         Dated:  __________________, 19_____


                                                 --------------------------
                                                          Signature

         Signature Guaranteed:

                                      Certificate

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) This Rights Certificate is is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Plan); and

         (2) After due inquiry and to the best knowledge of the undersigned, it did did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:  _____________________, 19___

Signature

         Signature Guaranteed:

                                         Notice

         The  signature  to  the  foregoing   Assignment  and  Certificate  must
correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                              FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)



         To:      IFS International, Inc.

         The    undersigned    hereby    irrevocably    elects    to    exercise
_______________________                 ________________________________________
(________________) Rights represented by this Rights Certificate to purchase the shares of Common Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to: (Please insert name, address, and social security or other identifying number)
--------------------------------------------------------------------------------
If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to: (Please insert name, address, and social security or other identifying number)
--------------------------------------------------------------------------------

Dated:  _____________________, 19___

Signature

         Signature Guaranteed:

                                      Certificate

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) The Rights evidenced by this Rights Certificate are are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Plan); and

         (2) After due inquiry and to the best knowledge of the undersigned, it did did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


         Dated:  _____________________, 19___

Signature

         Signature Guaranteed:

                                         Notice

         The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the fact of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                       Exhibit B

                   SUMMARY OF RIGHTS TO PURCHASE COMMON STOCK

         On May 12, 1998, the Board of Directors of IFS International, Inc. (the "Company") unanimously adopted a resolution approving the immediate effectiveness of a Stockholders' Rights Plan (the "Rights Plan"), subject to subsequent approval of the Rights Plan by the stockholders of the Company at an annual or special meeting of stockholders of the Company. On _______________, 1999 the stockholders of the Company approved the adoption of the Plan.

         Pursuant to the terms of the Rights Plan, the Company declared a dividend distribution of one Right for each outstanding share of Common Stock to stockholders of the Company of record (the "Record Date") at the close of business on the fifteenth business day following approval of the Rights Plan by the stockholders of the Company. Each Right entitles the registered holder to purchase from the Company one share of Common Stock at a price of $ 50.00 per share (the "Purchase Price"), subject to adjustment. The Purchase Price shall be paid in cash. The description and the terms of the Rights are set forth in the Rights Plan.

         Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), or (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of such outstanding shares of Common Stock. Until the Distribution Date, (i) the Rights will be evidenced by Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date, will contain a notation incorporating the Rights Plan by reference and (iii) the surrender for transfer of any outstanding Common Stock certificates also will constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

         The Rights are not exercisable until the Distribution Date and will expire at the close of business on the second anniversary of the Record Date, unless earlier redeemed by the Company as described below.

         As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

         Upon any Person becoming the beneficial owner of 15% or more of the then outstanding shares of Common Stock (except pursuant to an offer for all outstanding shares of Common Stock that is determined by the Board of Directors to be fair to and otherwise in the best interests of the Company and its stockholders [a "Qualifying Tender Offer"]), each holder of a Right thereafter will have the right to receive, upon exercise thereof, the number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of shares of Common Stock for which such Right was exercisable immediately prior to the occurrence of such event and (y) dividing that product by 50% of the market price per share of Common Stock. Notwithstanding any of the foregoing, following the occurrence of such event, all rights that are, or (under certain circumstances specified in the Rights
Plan) were beneficially owned by any Acquiring Person, will be null and void. However, Rights are not exercisable following the occurrence of either of the events set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

         For example, assume that a stockholder holds Rights to purchase 100 shares of Common Stock at the $50 Purchase Price, and further assume that the Common Stock had a per share trading price of $20 at the time of an event set forth in the preceding section. As a result, the holder would have the right to purchase 500 shares of Common Stock for the aggregate purchase price of $5,000 , or $10 per share. The 500 share figure is determined by (x) multiplying the $50 Purchase Price by 100 (representing the number of shares of Common Stock the holder was entitled to purchase by virtue of the Rights), and (y) dividing that product by $10 (or 50% of the $20 market price of the Common Stock).

         In the event that, at any time  following the Stock  Acquisition  Date,
(i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation or (ii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) thereafter shall have the right, upon payment of the Purchase Price (without giving effect to the adjustment described in the immediately preceding section), to buy such number of shares of common stock of the acquiring company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of shares of Common Stock for which such Rights were exercisable immediately prior to the occurrence of such event and (y) dividing that product by 50% of the market price per share of the common stock of the acquiring company. The event set forth in this section and in the preceding section are referred to as the "Triggering Events."

         The Purchase Price payable, and the number of shares of the Common Stock issuable, upon exercise of the Rights are subject to adjustment from time to time prevent to dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) if holders of the Common Stock are granted certain rights or warrants to subscribe for the Common Stock or convertible securities at less than the current market price of the Common Stock, or (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Common Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

         The Company is only obligated to maintain authorized but unissued shares of Common Stock for holders of Rights once a Distribution Event occurs. The Company is permitted, however, if sufficient shares of unissued but authorized Common Stock are not available to be purchased by holders of Rights, to distribute to such holders, in lieu of Common Stock, other securities of the Company with equivalent value to the Rights exercised, such as preferred stock, debt instruments, or reduction in Purchase Price.

         At any time until 10 days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right, payable in cash or shares of Common Stock. Under certain circumstances set forth in the Rights Plan, the decision to redeem shall require the concurrence of a majority of the Continuing Directors (as hereinafter defined). After the redemption period has expired, the Company's rights of redemption may be restated if an Acquiring Person reduces his or her beneficial ownership to 10% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company. Immediately upon the action of the Board of Directors ordering redemption of the Rights, with, where required, the concurrence of the Continuing Directors, the Rights will terminate and the only right which the holders of Rights will thereafter have will be to receive the $.001 redemption price.

         The term "Continuing Directors" means any member of the Board of Directors of the Company who was a member of the Board prior to the date of the Rights Plan, and any person who is subsequently elected to the Board if such person is recommended or approved by a majority of the Continuing Directors, but shall not include an Acquiring Person, or an affiliate or associate of an Acquiring Person, or any representative of the foregoing.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for the Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth.

         Any of the provisions of the Rights Plan may be amended by the Board of Directors of the Company as long as the Rights are then redeemable including, without limitation, the 15% threshold (but not, in general, below 10%), the purchase price (but not by more than 50%), or Final Expiration Date (but not by more than 3 additional years). When the Rights are not redeemable, the provisions of the Rights Plan may be amended by the Board in order to cure any ambiguity, to correct or supplement any provision which may be inconsistent with any other provision or to make changes which do not affect adversely the interests of holder of Rights; provided, however, that amendments proposed to be made after a person becomes an Acquiring Person (other than pursuant to a Qualifying Tender Offer) may be made only if approved by a majority of the Continuing Directors.

         The Company covenants in the Rights Plan to file a registration statement under the Securities Act of 1933 with respect to shares of Common Stock purchasable upon exercise of the Rights as soon as a Section 11(a)(ii) Event occurs, or as soon as required by law, and may temporarily suspend, for no more than 90 days, the exercisability of the Rights to permit the registration statement to become effective.

         A copy of the Rights Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Proxy Statement dated _________, 1998. A copy of the Rights Plan is available free of charge from the Rights Agent. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Plan, which is incorporated herein by reference.


--------
1 The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

                                                   Appendix 3 to Proxy Statement


                     1998 IFS INTERNATIONAL, INC. STOCK PLAN

         The Board of Directors of IFS INTERNATIONAL, INC. (the "Company"), a corporation organized under the laws of the State of Delaware, hereby adopts this 1998 IFS INTERNATIONAL, INC. Stock Plan.

         WHEREAS, the growth, development and financial success of the Company (and any parents and/or any subsidiaries of the Company) is and will remain dependent, in significant part, upon the judgment, initiative, efforts and/or services their respective employees, officers, directors, consultants and advisors;

         WHEREAS, the Company desires, in order to attract, compensate and motivate selected employees, officers, directors, consultants and/or advisors for the Company (and any parent and/or any subsidiaries of the Company), and to appropriately compensate them for their efforts, to create a stock plan which will enable the Company, in its sole discretion and from time-to-time, to offer to or provide such persons with incentives and/or inducements in the form of capital stock of the Company, or rights in the form of options to acquire capital stock of the Company, thereby affording such persons with an opportunity to share in potential capital appreciation in the capital stock of the Company and/or potential distributions made in connection therewith;

         WHEREAS, the Company further desires that the stock plan be structured to permit it, in its sole discretion, to offer and issue options to purchase capital stock which are classified as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended;

         WHEREAS, the Company further desires that the stock plan be structured to permit it, in its sole discretion, to offer and issue capital stock or options to acquire capital stock in reliance upon certain exemptions from registration or qualification afforded under certain federal, state or territorial securities laws to be selected by the Company as are or may become applicable including, by way of example and not limitation: Rule 701 promulgated under the Securities Act of 1933, as amended (for compensatory benefit plans); Rules 504, 505 and/or 506 of Regulation D promulgated under the Securities Act of 1933 (for private or limited offerings); Section 25102(f) of the California Corporate Securities Law of 1968, as amended (for non-public offerings); and
Section 25102(o) of the California Corporate Securities Law of 1968, as amended (for stock option and stock purchase plans conforming with Rule 701); and

         WHEREAS, so long as the Company's equity securities remain registered under Sections 12(b) or 12(g) of the Securities and Exchange Act of 1934, the Company further desires that the stock plan be structured to comply with the Securities and Exchange Act of 1934.

                                    ARTICLE I

                                   DEFINITIONS

         Set forth below are definitions of capitalized terms which are generally used throughout the Plan, or references to provisions containing such definitions (Capitalized terms used only in a specific section of the Plan are defined in such section):

         1.01 "Applicable Laws" means the requirements relating to the administration of stock plans under: (i) United States corporate laws; (ii) applicable Securities Laws (including those of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan), (iii) the Code; and (iv) any stock exchange or quotation system on which the Common Stock is listed or quoted.

         1.02 "Approved Corporate Transaction" shall mean any time the Board and/or, to the extent required by law, the stockholders of the Company, approve either: (i) a merger or consolidation or stock exchange or divisive reorganization (i.e., spin-off, split-off or split-up) and/or other reorganization with respect to the Company and/or its stockholders, or (ii) the sale, transfer, exchange or other disposition by the Company of fifty percent (50%) or more of its assets in a single or series of related transactions, is approved, provided, however, the term Approved Corporate Transaction shall not include any transaction wherein the stockholders of the Company immediately before such transaction directly or indirectly own, immediately following such transaction, a majority of the Total Combined Voting Power (as such term is defined in section 1.08A below) of the outstanding Voting Securities (as such term is defined in section 1.08A below) of the surviving corporation (or other entity) resulting from such transaction pursuant to clause (i), or the acquiring corporation (or other entity) pursuant to clause (ii).

         1.03 "Award" " shall collectively and severally refer to any Options or Grant Shares granted or awarded under the Plan.

         1.04 "Award Agreement" shall collectively and severally refer to: (i) in the case of the grant or award of an Option, a Stock Option Certificate in such form as prescribed by the Plan Administrator from time-to-time; (ii) in the case of the grant or award of Grant Shares, a Stock Grant Agreement in such form as prescribed by the Plan Administrator from time-to-time; and (iii) in the case of the grant or award of SARs, a SAR Agreement in such form as prescribed by the Plan Administrator from time-to-time; provided, however, the Company may, in its sole discretion, (1) revise any such form of Award Agreement to reflect or incorporate such changes as the Company or its legal counsel may determine is appropriate and consistent with the terms of the Plan, and/or (2) evidence or confirm the grant of an Award in a written employment or consulting agreement in lieu of the form of any of the foregoing Award Agreements.

         1.05 "Blue Sky Laws" shall mean the securities laws of any state or territory of the United States, including any regulations or rules promulgated thereunder, which may apply to a transaction described in this Plan by reason of, among other things, the Recipient's residing in such, state or territory at the time of such transaction.

         1.06 "Board" shall mean the Board of Directors of the Company, as such body may be reconstituted from time to time.

         1.07 "California Securities Act" shall mean the California Corporate Securities Law of 1968, as amended (references herein to sections of the California Securities Act are intended to refer to sections of the California Securities Act as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the California Securities Act resulting from recodification, renumbering or otherwise).

         1.08  "Change In Control"  shall mean the  occurrence  of any  "Control
Acquisition" or any "Significant Board Change" (as such terms are defined below).

                  A. "Control Acquisition" shall mean any time an "Acquiring Person" (as defined below) attains, by reason of and immediately after a transaction or series of related transactions (other than a Non-Control Transaction), "Beneficial Ownership" of fifty percent (50%) or more of the "Total Combined Voting Power" of the Company's then outstanding "Voting Securities" (all as defined below); unless the Board determines that it is not in the best interests of the Company for such transaction to be construed as a Control Acquisition; provided, however that at the time of such approval of the Board there are then in office not less than two Continuing Directors (as such term is defined below) and such action or transaction or series of related actions or transactions are approved by a majority of the Continuing Directors then in office.

     (1) "Acquiring Person" shall mean any "Person" (as defined below) with the exception of: (A) any Employee Benefit Plan (or a trust forming a part thereof) maintained by the Company, or by any corporation or entity in which the Company holds fifty percent (50%) or more of the Voting Securities (each, a "Controlled Subsidiary"); (B) the Company or any Controlled Subsidiary; or (C) any Person which acquires the threshold percentage of Voting Securities through a "Non-Control Transaction" (as defined below).

     (2) "Non-Control Transaction" shall mean any transaction in which the stockholders of the Company immediately before such transaction directly or indirectly own, immediately following such transaction, at least a majority of the Total Combined Voting Power (as defined below) of the outstanding Voting Securities (as defined below) of the surviving corporation (or other entity) resulting from such transaction, in substantially the same proportion as such stockholders' ownership of the Company's Voting Securities immediately before such transaction.

     (3) "Person," "Beneficial Ownership," "Total Combined Voting Power" and "Voting Securities" shall have the meaning described to such terms in Sections 13(d) and 14(d) of the Securities Exchange Act and Rule 13d-3 promulgated thereunder.

     (4) "Continuing Director" shall mean: (A) any member of the Board, while such Person is a member of the Board, who is not an Acquiring Person or an "Affiliate" or "Associate" (as defined below) of an Acquiring Person, or a representative of an Acquiring Person or any such Affiliate or Associate, and was a member of the Board prior to the date of this Plan, or (B) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or a representative of an Acquiring Person or any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors. The terms "Affiliate" and "Associates" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

     Notwithstanding the foregoing, a Control Acquisition shall not be deemed to have occurred solely because any Person acquires Beneficial Ownership of more than the threshold percentage of the outstanding Voting Securities as a result of an acquisition of Voting Securities by the Company (each, a "Redemption") which, by reducing the number of Voting Securities outstanding, increased the percentage of outstanding Voting Securities Beneficially Owned by such Person; provided, however, that if (A) a Control Acquisition would occur as a result of a Redemption but for the operation of this sentence, and (B) after such Redemption, such Person becomes the Beneficial Owner of any additional Voting
Securities, which increase the percentage of the then outstanding Voting Securities Beneficially Owned by such Person over the percentage owned as a result of the Redemption, then a Control Acquisition shall occur.

                  B. "Significant Board Change" shall mean any time, during any period of three (3) consecutive years after the date of this Agreement, wherein the individuals who constituted the Board at the beginning of such period (the "Incumbent Board") cease to constitute a majority of the Board, for any reason other than: (1) the voluntary resignation of one or more Board members; (2) the refusal by one or more Board members to stand for election to the Board; and/or
(3) the removal of one or more Board members for good cause; provided,  however,
(A) that if the nomination or election of any new director of the Company was approved by a vote of at least a majority of the Incumbent Board, such new director shall be deemed a member of the Incumbent Board; and (B) that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Securities Exchange Act), or as a result of a solicitation of proxies or consents by or on behalf of an Acquiror, other than a member of the Board (a "Proxy Contest"), or as a result of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

         1.09 "Code" shall mean the Internal Revenue Code of 1986, as amended (references herein to sections of the Code are intended to refer to sections of the Code as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise).

         1.10 "Commission" shall mean the United States Securities and Exchange Commission.

         1.11 "Common Stock" shall mean the Company's common stock, no par value.

         1.12  "Company"  shall  mean  IFS   INTERNATIONAL,   INC.,  a  Delaware
corporation and its successors.

         1.13 "Consent of Spouse" shall mean that Consent of Spouse in such form as prescribed by the Plan Administrator from time-to-time.

         1.14 "Consultant" shall mean any Person who, in a capacity other than as an Employee or Director, provides bona fide services in a consulting or advisory capacity to the Company and/or to any Parent and/or to any Subsidiary, whether as an entity or a natural person, and whether as an independent contractor or an employee of an employer.

         1.15 "Director" shall mean any Person who is voted or appointed as a member of the Board of Directors of the Company and/or of any Parent and/or of any Subsidiary, whether such Person is so engaged at the time the Plan is adopted or becomes so engaged subsequent to the adoption of the Plan.

         1.16 "Disability" (or the related term "Disabled") shall be defined, without limitation, as any of the following with respect to a Recipient who is an Employee or a Director: (i) the receipt of any disability insurance benefits by the Recipient; (ii) a declaration by a court of competent jurisdiction that the Recipient is legally incompetent; (iii) the Recipient's material inability due to medically documented mental or physical illness or disabilities to fully perform the Recipient's regular obligations as an Employee or as a Director (as the case may be) under such office, with reasonable accommodation if then required by applicable federal, state, territorial and/or provincial laws or regulations, for a three (3) month continuous period, or for six (6) cumulative months within any one (1) year continuous period, or the reasonable determination by the Board that the Recipient will not be able to fully perform the Recipient's regular obligations as an Employee or as a Director (as the case may be), under such office, with reasonable accommodation if then required by applicable federal, state and/or territorial laws or regulations, for a three
(3) month continuous period. If the Board determines that the Recipient is Disabled under clause (iii) above, and the Recipient disagrees with the conclusion of the Board, then the Company shall engage a qualified independent physician reasonably acceptable to the Recipient to examine the Recipient at the Company's sole expense. The determination of such physician shall be provided in writing to the parties and shall be final and binding upon the parties for all purposes of this Agreement. The Recipient hereby consents to examination in the manner set forth above, and waives any physician-patient privilege arising from any such examination as it relates to the determination of the purported disability. If the parties cannot agree upon such physician, a physician shall be appointed by the American Arbitration Association, located in Troy, New York, according to the rules and practices of the American Arbitration Association from time-to-time in force.

         1.17 "Eligible Person" shall mean any Person who, at the applicable time of the grant or award of an Award under the Plan, is an Employee, a Director, and/or a Consultant. Notwithstanding the foregoing, no Award hereunder may be granted to any Person, even if otherwise an Eligible Person, with respect to: (i) any circumstances which would not be considered to be either a bonus or reward for services provided, or compensation for services rendered; or (ii) in the case of any Consultant, services rendered wholly or partially in connection with the offer and sale of securities in a capital-raising transaction.

         1.18 "Employee" shall mean any employee of the Company or of any Parent and/or of any Subsidiary, whether such Person is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

         1.19 "Executive Officer" shall mean the Company's president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of any Parent or Subsidiary of the Company shall be deemed Executive Officers of the Company if they perform such policy-making functions for the Company.

         1.20 "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended, including any regulations or rules promulgated by the Commission thereunder (references herein to sections of the Exchange Act are intended to refer to sections of the Exchange Act as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Exchange Act resulting from recodification, renumbering or otherwise).

         1.21 "Fair Market Value" of a share of Common Stock as of a given valuation date shall be determined as follows:

                  A. If the Common Stock is traded on a stock exchange, the Fair Market Value will be equal to the closing price of Common Stock on the principal exchange on which the Common Stock is then trading as reported by such exchange (or as reported by any composite index which includes such principal exchange) for the trading day previous to the date of valuation, or if the Common Stock is not traded on such date, on the next preceding trading day during which a trade occurred;

                  B. If the Common Stock is traded over-the-counter on the Nasdaq National Market on the date in question, the Fair Market Value will be equal to the last transaction-price of the Common Stock as reported by Nasdaq for the trading day previous to the date of valuation, or if the Common Stock is not traded on such date, on the next preceding trading day during which a trade occurred;

                  C. If the Common Stock is traded over-the-counter on the Nasdaq SmallCap Market, the Fair Market Value will equal the mean between the last reported closing representative bid and asked price for the Common Stock as reported by Nasdaq for the trading day previous to the date of valuation, or if the Common Stock is not traded on such date, on the next preceding trading day during which a trade occurred; or
                  D. If the Common Stock is not publicly traded on an exchange and is not traded over-the-counter on Nasdaq, the Fair Market Value shall be determined by the Board acting in good faith on such basis as it deems appropriate, including quotations by market makers if the Common Stock is traded over-the-counter on the NASD Electronic Bulletin Board or Pink Sheets on the date in question should the Plan Administrator deem such quotations to be appropriate given the volume and circumstances of trades; provided, however, in the case of any Award granted pursuant to the exemption afforded by Section 25102(o) of the California Securities Act, the Board shall, in accordance with Regulation 260.140.50 promulgated under the California Securities Act, price the Award at a price which is fair to the Company and the Recipient and, in connection therewith, take into consideration the earnings history, book value and prospects of the Company in the light of market conditions generally.

                  The Fair Market Value as determined above shall be subject to such discount as the Plan Administrator may, in its sole discretion and without obligation to do so, determine to be appropriate to reflect any such impairments to the value of the associated Option Shares and/or Grant Shares to which the valuation relates such as, by way of example and not limitation, (1) the fact that such Option Shares and/or Grant Shares constitute unregistered securities (whether or not considered "restricted stock" within the meaning of Rule 144 of the Securities Act), and/or (2) such Option Shares and/or Grant Shares are subject to conditions, risk of forfeiture, or repurchase rights or rights of first refusal which impair their value including, without limitation, those forfeiture conditions more particularly described in Article VII; provided, however, in the event of the grant or award of an Incentive Option, no discount shall be given with respect to any impairments in value attributable to any restriction which, by its terms, will never lapse within the meaning of Section 422(c)(7) of the Code.

         1.22 "Forfeitable Grant Shares" shall mean Grant Shares that are subject to restrictions set forth in Article VII.

         1.23 "Grant Shares" shall mean Plan Shares granted or awarded in accordance with Article VI.

         1.24  "Incentive  Option"  shall mean an Option which  qualifies  under
Section 422 of the Code, and is specifically granted as an Incentive Option under the Plan in accordance with the applicable provisions of Article V.

         1.25  "Independent SAR" shall have the meaning ascribed to such term in section 9.01.

         1.26 "Non-Qualified Option" shall mean any Option granted under the Plan other than an Incentive Option; provided, however, the term Non-Qualified Option shall include any Incentive Option which, for any reason, fails to qualify as an incentive stock option under Section 422 of the Code and the rules and regulations thereunder.

         1.27 "Option" shall mean an option to purchase Plan Shares granted or awarded pursuant to Article V. Unless specific reference is made thereto, the term "Options" shall be construed as referring to both Non-Qualified Options (including Replacement Options) and Incentive Options.

         1.28 "Option Price" is defined in section 5.02 of the Plan.
                                               ------------

         1.29 "Option Shares" shall mean any Plan Shares which an Option entitles the holder thereof to purchase.

         1.30 "Parent" shall mean any "parent" of the Company, as such term is defined by, or interpreted under, Rule 701 promulgated under the Securities Act, including any such parent which is a corporation, partnership, limited partnership or limited liability company to the extent permitted under Rule 701.

         1.31 "Person" shall be defined, in its broadest sense, as any individual, entity or fiduciary such as, by way of example and not limitation, individual or natural persons, corporations, partnerships (limited or general), joint-ventures, associations, limited liability companies/partnerships or fiduciary arrangements (such as trusts and custodial arrangements).

         1.32 "Plan" shall mean this 1998 IFS INTERNATIONAL, INC. Stock Plan.

         1.33 "Plan Administrator" shall refer to the Person or Persons who are administering the Plan as described in Article III, namely, the Board, the Plan Committee, or any Director-Officers designated by the Board or the Plan Committee.

         1.34 "Plan Committee" shall mean that Committee comprised of members of the Board that may be appointed by the Board to administer and interpret the Plan as more particularly described in Article III of the Plan.

         1.35 "Plan Shares" shall refer to shares of Common Stock issuable in connection with Awards in accordance with section 4.01, including, Option Shares, Grant Shares and SAR Shares.

         1.36 "Recipient" shall mean any Eligible Person who, at a particular time, receives the grant of an Award.

         1.37 "Recipient's Representative's Letter" shall mean that letter from an independent investment advisor of a Recipient in such form as prescribed by the Plan Administrator from time-to-time.

         1.38   "Replacement   Option"   shall  mean  a   Non-Qualified   Option
specifically granted as a Replacement Option under the Plan in accordance with the applicable provisions of section 5.08.

         1.39 "Reporting Company" shall mean a corporation which registers its equity securities pursuant to Sections 12(b) or 12(g) of the Exchange Act; provided, however, any foreign corporation which registers its equity securities as a "foreign private issuer" shall not be deemed a Reporting Company for purposes of this Plan unless and until such time as it is required or elects to register its equity securities as a foreign issuer other than a foreign private issuer.

         1.40 "Stock Appreciation Rights" or "SARs" shall have the meaning ascribed to such terms in section 9.01.

         1.41 "Securities Act" shall mean the Securities Act of 1933, as amended, including all regulations or rules promulgated by the Commission thereunder (references herein to sections of the Securities Act are intended to refer to sections of the Securities Act as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Securities Act resulting from recodification, renumbering or otherwise).

         1.42 "Securities Laws" shall collectively refer to the Securities Act, the Exchange Act and the Blue Sky Laws.

         1.43 "Subsidiary" shall mean any "majority-owned subsidiary" of the Company, as such term is defined by, or interpreted under, Rule 701 promulgated under the Securities Act, including any such subsidiary which is a corporation, partnership, limited partnership or limited liability company to the extent permitted under Rule 701. The term Subsidiary shall specifically exclude any majority-owned subsidiaries (other than the Company, if applicable) of any Parent.

         1.44  "Tandem  SAR" shall  have the  meaning  ascribed  to such term in section 9.01.

         1.45 "Ten Percent Stockholder" shall mean a Person who owns, either directly or indirectly, at the time such Person is granted an Award, stock of the Company possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of any Parent and/or any Subsidiary.

         1.46 "Termination By Company For Cause" shall mean the following:

                  A.       Employee-Recipient.   In   the  case  of  a Recipient
who  is  an  Employee,   the  Plan Administrator determines that:

                             (1) Any representation or warranty of the Recipient in connection with the grant of the Award (or the subsequent exercise of an Option, if the Award is an Option) is not materially true, accurate and complete;

                             (2) The Recipient has breached or wrongfully failed and/or refused to fulfill and/or perform any of the Recipient's obligations, promises or covenants under the underlying Award Agreement;

                             (3) The Recipient has breached or wrongfully failed and/or refused to fulfill and/or perform any of the Recipient's representations, warranties, obligations, promises or covenants in any agreement (other than the Award Agreement) entered into between the Company and the Recipient, without cure, if any, as provided in such agreement;

                             (4) The Recipient has failed and/or refused to obey any lawful and proper order or directive of the Board, and/or the Recipient has intentionally interfered with the compliance by other employees of the Company with any such orders or directives;

                             (5) The  Recipient  has  breached  the  Recipient's
fiduciary duties to the Company;

                             (6) The Recipient has caused the Company to be convicted of a crime, or intentionally caused the Company to incur criminal penalties in material amounts;

                             (7) The Recipient has committed: (A) any act of fraud, misrepresentation, theft, embezzlement or misappropriation, and/or any other dishonest act against the Company and/or any of its affiliates, subsidiaries, joint ventures; or (B) any other offense involving moral turpitude, which offense is followed by conviction or by final action of any court of law; or (C) a felony;

                             (8) The Recipient has used alcohol or drugs to an extent that such use: (A) interfered with or was likely to interfere with the Recipient's ability to perform the Recipient's duties to the Company; and/or (B) such use endangers or was likely to endanger the life, health, safety, or property of the Recipient, the Company, and/or any other person;

                             (9) The Recipient has demonstrated or committed such acts racism, sexism or other discrimination as would tend to bring the Company into public scandal or ridicule, or would otherwise result in material and substantial harm to the Company's business, reputation, operations, affairs or financial position; and/or

                             (10)  The   Recipient   engaged  in  other  conduct
constituting cause for termination.

                  B. Director-Recipient. With respect to a Recipient who is a Director, the Plan Administrator determines that:

                             (1) The Board has removed the Recipient as a member of the Board for "cause" as such term is defined or interpreted by the Articles or Certificate of Incorporation and/or the Bylaws of the Company, and/or the laws of the State of the Company's organization, or for breach of the Recipient's statutory or common law duties as a Director;

                             (2) The Recipient has refused or is unable to be nominated for a position on the Board, including where due to the Recipient's failure to request cumulative voting for such election (if applicable) and the Recipient's failure to vote all of the Recipient's shares of Common Stock for the Recipient's election to the Board; and/or

                             (3) Any event described above in section 1.46A  has
occurred  with  respect to the Recipient.

                  C. Consultant-Recipient. In the case of any Recipient who is a Consultant, the Plan Administrator determines that any event described above in section 1.46A has occurred with respect to the Recipient.

                  Any nominees or designees of the Recipient to the Board shall, if a member of the Plan Administrator, abstain from voting with respect to any decision by the Plan Administrator relating to any of the foregoing events as they pertain to any Award in which the Recipient has a direct or indirect interest.

                  In the event the Recipient is both Disabled and the provisions of subsection 1.46A(6) are applicable with respect to the Recipient, the Company shall nevertheless have the right to deem such event as a Termination By Company For Cause.

         1.47 "Termination By Recipient For Good Reason" shall mean the following:

                  A. Employee-Recipient. With respect to any Recipient who is an
Employee:

                             (1) The Company's representations or warranties in the Award Agreement are not materially true, accurate and complete;

                             (2) The Company has intentionally and continually breached or wrongfully failed and/or refused to fulfill and/or perform any of the Company's obligations, promises or covenants under the underlying Award Agreement;

                             (3) The Company has intentionally and continually breached or wrongfully failed and/or refused to fulfill and/or perform any of the Company's representations, warranties, obligations, promises or covenants in any agreement (other than the Award Agreement) entered into between the Company and the Recipient, without cure, if any, as provided in such agreement; and/or

                             (4)  The   Company   intentionally   requires   the
         Recipient to commit or participate in any felony or other serious crime.

                  B. Director-Recipient.  With respect to any Recipient who is a
Director:

                           (1) The Company removes or fails to reappoint or re-elect the Recipient as a Director (unless such action is attributable to an event considered to constitute Termination By Company For Cause); and/or

                           (2) The occurrence of any of the events described above in subsection 1.47A(1) through subsection 1.47A(4) with respect to the Director.

                  C. Consultant-Recipient. With respect to any Recipient who is a Consultant, the occurrence of any of the events described above in subsection 1.47A(1) through subsection 1.47A(4) with respect to the Consultant.

                  In the event any of the events described above in this section
1.46 occurs with respect to the Company, and such event is reasonably susceptible of being cured, then the Company shall be entitled to a grace period of thirty (30) days following receipt of written notice of such event (or such longer period of time as is reasonable should such event be of a character which cannot be cured within a period of thirty (30) days), to cure such event to the reasonable satisfaction of the Recipient, provided that the Company promptly commences to cure such event and uses reasonable diligence thereafter in curing such event No act, nor failure to act, on the Company's part shall be considered "intentional" unless the Company has acted, or failed to act, with a lack of good faith and with a lack of reasonable belief.

         1.48 "Termination Of Recipient" is defined, as the case may be, as follows:

                  A.  Employee-Recipient.  With respect to a Recipient who is an
Employee, the time when the employee-employer relationship between the Recipient and the Company (or any Parent or Subsidiary) is terminated for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, including, but not by way of limitation, termination by resignation, discharge, retirement, or leave of absence, but excluding terminations where: (1) the Recipient remains employed by the Company (if such termination relates to the Recipient's employment with any Parent and/or any Subsidiary) and/or by any Parent and/or any Subsidiary (if such termination relates to the Recipient's employment with the Company); (2) there is simultaneous employment of the Recipient by the Company and/or any Parent and/or any Subsidiary; and/or (3) there is a simultaneous establishment of a consulting relationship between the Company and the Recipient."

                  B. Director-Recipient. With respect to a Recipient who is a Director, the time when the Recipient's status as a Director ceases for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, but excluding cases where the Recipient remains a Director of the Company (if such termination relates to the Recipient's status as a Director of any Parent and/or any Subsidiary) and/or by any Parent and/or any Subsidiary (if such termination relates to the Recipient's status as a Director of the Company).

                  C. Consultant-Recipient. With respect to a Recipient who is a Consultant, the time when the Recipient's engagement as a Consultant to the Company and/or any Parent and/or any Subsidiary ceases for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, but excluding cases where there is a simultaneous commencement of employment of the Recipient by the Company and/or any Parent and/or any Subsidiary.

         1.49 "Transfer" shall mean any transfer or alienation of an Award which would directly or indirectly change the legal or beneficial ownership thereof, whether voluntary or by operation of law, regardless of payment or provision of consideration, including, by way of example and not limitation: (i) the sale, assignment, bequest or gift of the Award; (ii) any transaction that creates or grants an option, warrant, or right to obtain an interest in the Award; (iii) any transaction that creates a form of joint ownership in the Award between the Recipient and one or more other Persons; (iv) any Transfer of the Award to a creditor of the Recipient, including the hypothecation, encumbrance or pledge of the Award or any interest therein, or the attachment or imposition of a lien by a creditor of the Recipient on the Award or any interest therein which is not released within thirty (30) days after the imposition thereof; (v) any distribution by a Recipient which is an entity to its stockholders, partners, co-venturers or members, as the case may be; or (vi) any distribution by a Recipient which is a fiduciary such as a trustee or custodian to its settlors or beneficiaries.

         1.50 "Withholding Taxes" means any federal, state and/or local employment taxes which the Company shall have the obligation to withhold from a Recipient in connection with the grant of any Award and/or exercise of any Option, as the case may be.

                                   ARTICLE II

                                  TERM OF PLAN

         2.01 Effective Date for Plan; Termination Date for Plan. The Plan shall be effective as of such time and date as the Plan is adopted by the Board, and the Plan shall terminate on the first business day prior to the ten (10) year anniversary of the date the Plan became effective. No Awards shall be granted or awarded under the Plan before the date the Plan becomes effective or after the date the Plan terminates; provided, however: (i) all Awards granted pursuant to the Plan prior to the effective date of the Plan shall not be affected by the termination of the Plan; and (ii) all other provisions of the Plan shall remain in effect until the terms of all outstanding Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

         2.02 Failure of Stockholders to Approve Plan. In the event the Plan is not approved by the holders of a majority of the shares of Common Stock of the Company within twelve (12) months before or after the date the Plan becomes effective, then: (i) any Incentive Options granted under the Plan shall be reclassified as Non-Qualified Options retroactive to the date of grant; and (ii) any Awards (including Incentive Options discussed immediately above) made pursuant to the exemption afforded by Section 25102(o) of the California Securities Act shall be rescinded (including any Incentive Options granted pursuant to such exemption, notwithstanding clause (i) above).

                                   ARTICLE III

                               PLAN ADMINISTRATION

         3.01 General. The Plan shall be administered exclusively by the Board and/or, to the extent authorized pursuant to this Article III, the Plan Committee or Director-Officers (collectively, the "Plan Administrator").

         3.02 Delegation to Plan Committee. Subject to the authority granted to the Board under the Articles of Incorporation and the Bylaws of the Company, the Board may, in its sole discretion and at any time, establish a committee comprised of two (2) or more members of the Board (the "Plan Committee") to administer the Plan either in its entirety or to administer such functions concerning the Plan as delegated to such Committee by the Board. Members of the Plan Committee may resign at any time by delivering written notice to the Board. Vacancies in the Plan Committee shall be filled by the Board. The Plan Committee shall act by a majority of its members in office. The Plan Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Plan Committee.

         3.03 Compliance  with Section 16 of the Exchange Act.  Anything in this
Article III to the contrary notwithstanding, in the event and commencing at such time as this Company becomes a Reporting Company, or is otherwise required to register its equity securities under Sections 12(b) or 12(g) of the Exchange Act, any matter concerning a grant or award of an Award under the Plan to any Director, Executive Officer or Ten Percent Stockholder shall, to the extent desirable to qualify such Awards as exempt under Rule 16b-3(b)(3) promulgated under the Exchange Act, be made only by: (i) the Board; (ii) the Plan Committee, provided it is comprised solely of "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3); or (iii) a special committee of the Board, or subcommittee of the Plan Committee, comprised solely of two (2) or more members of the Board who are non-Employee Directors.

         3.04  Compliance  with  Section  162(m) of the Code.  Anything  in this
Article III to the contrary notwithstanding, in the event and commencing at such time as any grant of an Award shall be subject to the deduction limitations prescribed by Section 162(m) of the Code, and the Plan Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan Administrator shall (for purposes of making such grant) consist of a special committee of the Board comprised solely of two or more "outside directors" within the meaning of Section 162(m) of the Code.

         3.05 Delegation to Director-Officers. Subject to the authority granted to the Board under the Articles of Incorporation and the Bylaws of the Company, the Board may, in its sole discretion and at any time, and subject to the authority granted to it by the Board, the Plan Committee may, in its sole discretion and at any time, delegate all or any portion of their authority described below under section 3.06 through section 3.06 to one or more Directors who are also Director-Officers, provided that the Board or the Plan Committee (as the case may be) ratifies such actions by such designated Director-Officers. Notwithstanding the foregoing, in the event the Company is then a Reporting Company, no authority shall be delegated to the aforesaid Director-Officers with respect to any matter concerning a grant or award of an Award under the Plan to any Director, Executive Officer or Ten Percent Stockholder.

         3.06 Authority to Make Awards and to Determine Terms and Conditions of Awards. Subject to any limitations prescribed by the Articles of Incorporation and Bylaws of the Company, and further subject to the express terms, conditions, limitations and other provisions of the Plan, the Plan Administrator shall have the full and final authority, in its sole discretion at any time and from time-to-time, to do any of the following: (i) designate and/or identify the Persons or classes of Persons who are considered Eligible Persons; (ii) grant Awards to such selected Eligible Persons or classes of Eligible Persons in such form and amount as the Plan Administrator shall determine; (iii) determine the number of Plan Shares to be covered by each Award; (iv) approve forms of Award Agreements for use under the Plan; (v) impose such terms, limitations, restrictions and conditions upon any Award as the Plan Administrator shall deem appropriate and necessary including, without limitation: (1) the date of grant of the Award; (2) the time or times when Options or SARs may be exercised (which may be based on performance criteria); (3) any vesting and/or forfeiture conditions placed upon any Awards; and (4) and repurchase conditions placed upon grants or awards of Grant Shares; (vi) require as a condition of the grant of an Award that the Recipient surrender for cancellation some or all of any unexercised Options which have previously been granted to the Recipient under the Plan or otherwise (an Award, the grant of which is conditioned upon such surrender; may have a price or value lower (or higher) than the surrendered Option; may cover the same (or a lesser or greater) number of shares of Common Stock as such surrendered Option; may contain such other terms as the Plan Administrator deems appropriate and necessary; and shall be exercisable in or granted in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option); (vii) approve the reduction in the exercise price of any Option or SAR to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or SAR shall have declined since the date such Option or SAR was granted; (viii) determine the type and value of consideration which the Company will accept from Recipients in payment for the exercise of Options and/or the award of Grant Shares; (ix) determine the type and value of consideration which the Company will pay in connection with the exercise of SARs; (x) adopt, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan; (xi) modify or amend each Award (subject to ), including the discretionary authority to extend the post-termination exercisability period of Options or SARs longer than is otherwise provided for in the Plan; and (xii) agree to withhold Plan Shares in satisfaction of any applicable Withholding Taxes. In determining the recipient, form and amount of Awards, the Plan Administrator shall consider any factors it may deem relevant such as, by way of example and not limitation or obligation, the Recipient's functions, responsibilities, value of services to the Company, and past and potential contributions to the Company's profitability and sound growth.

         3.07 Authority to Interpret Plan; Binding Effect of All Determinations. The Plan Administrator shall, in its sole and absolute discretion, interpret and determine the effect of all matters and questions relating to the Plan including, without limitation, all questions relating to whether a Termination Of Recipient has occurred such as, by way of example and not limitation, those relating to the effect of a leave of absence, a change in status from an employee to an independent contractor, and/or any other change in the employer-employee relationship. All interpretations and determinations of the Plan Administrator under the Plan (including, without limitation, determinations pertaining to the eligibility of Persons to receive Awards, the form, amount and timing of Awards, the methods of payment for Awards, the restrictions and conditions placed upon Awards, and the other terms and provisions of Awards and the certificates or agreements evidencing same) need not be uniform and may be made by the Plan Administrator selectively among Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Persons are similarly situated. All actions taken and all interpretations and determinations made under the Plan in good faith by the Plan Administrator shall be final and binding upon the Recipient, the Company, and all other interested Persons. No member of the Plan Administrator shall be personally liable for any action taken or decision made in good faith relating to the Plan, and all Persons constituting the Plan Administrator shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

         3.08 Compensation; Advisors. Members of the Plan Administrator shall receive such compensation for their services hereunder as may be determined by the Board. All expenses and liabilities incurred by members of the Plan Administrator in connection with the administration of the Plan shall be borne by the Company. The Plan Administrator may, at the cost of the Company, employ attorneys, consultants, advisors, accountants, appraisers, brokers or other Persons to provide advice, opinions or valuations, and the Plan Administrator shall be entitled to rely upon any such advice, opinions or valuations.

                                   ARTICLE IV

                   SHARES OF COMMON STOCK ISSUABLE UNDER PLAN

         4.01 Maximum Number of Shares Authorized Under Plan. Plan Shares which may be issued or granted under the Plan shall be authorized and unissued or treasury shares of Common Stock. The aggregate maximum number of Plan Shares which may be issued, whether upon exercise of Options or as a grant of Grant Shares, or in payment of SARs, shall not exceed Nine Hundred Fifty Thousand (950,000) shares of Common Stock; provided, however, that such number shall be increased by the following (unless and to the extent that such action would cause an Incentive Option to fail to qualify as an Incentive Option under
Section 422 of the Code):

                  A. Any shares of Common Stock tendered by a Recipient as payment for Option Shares (in connection with the exercise of the associated Option) or Grant Shares;

                  B. Any shares of Common Stock underlying any options, warrants or other rights to purchase or acquire Common Stock which options, warrants or rights are surrendered by a Recipient as payment for Option Shares (in connection with the exercise of the associated Option) or Grant Shares;

                  C. Any shares of Common Stock subject to an Option which, for any reason, is terminated unexercised or expires;

                  D. Any Forfeitable Grant Shares which, for any reason, are forfeited by the holder thereof or repurchased by the Company; and

                  E. Any SAR Shares subject to an Independent SAR which, for any reason, is terminated unexercised or expires.

         4.02 Calculation of Number of Shares Available for Awards. For purposes of calculating the maximum number of Plan Shares which may be issued under the Plan, the following rules shall apply:

                  A. When Options are exercised, and when cash is used as full payment for Option Shares issuable upon exercise of such Options, all Option Shares issued in connection with such exercise (including Option Shares, if any, withheld in satisfaction of any applicable Withholding Taxes) shall be counted;

                  B. When Options are exercised, and when shares of Common Stock are used as full or partial payment for Option Shares issuable upon exercise of such Options, the net Option Shares issued in connection with such exercise (including Option Shares, if any, withheld in satisfaction of any Applicable Withholding Tax Requirements) shall be counted;

                  C. When Grant Shares are granted, and when shares of Common Stock are used as full or partial payment therefore, the net Grant Shares issued (including Grant Shares, if any, withheld in satisfaction of any applicable Withholding Taxes) shall be counted;

                  D. When SARs are exercised, only the Plan Shares issued in payment thereof (including Plan Shares, if any, withheld in satisfaction of any applicable Withholding Taxes) shall be counted; and

                  E. If the exercise price of an Option or SAR is reduced, the transaction will be treated as a cancellation of the Option or SAR, and the grant of a new Option or SAR.

         4.03 Date of Awards. The date an Award is granted shall mean the date selected by the Plan Administrator as of which the Plan Administrator allots a specific number of Plan Shares to a Recipient with respect to such Award pursuant to the Plan.

                                    ARTICLE V

                       OPTIONS (TO PURCHASE OPTION SHARES)

         5.01 Grant. The Plan Administrator may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Plan Administrator may prescribe, grant to any Eligible Person one or more options ("Options") to purchase the number of Plan Shares allotted by the Plan Administrator ("Option Shares"), which Options shall be designated as Non-Qualified Options or Incentive Options; provided, however, no Incentive Option shall be granted to any Person who is not an "employee" (within the meaning of Sections 422(a)(2) and 3401(c) of the Code) of the Company and/or of any Parent and/or of any Subsidiary.

                  All Options shall be Non-Qualified Options unless expressly stated by the Plan Administrator to be an Incentive Option, even if the terms and conditions of the Option comply with the terms and conditions of Section 422 of the Code. No Incentive Option may be granted in tandem with any other Option. The grant of an Option shall be evidenced by a written Stock Option Certificate, executed by the Recipient and an authorized officer of the Company, stating: (i) whether the Option is an Incentive Option, if applicable; (ii) the number of Option Shares subject to the Option; (iii) the Option Price (as such term is defined below) for the Option; and (iv) all other material terms and conditions of such Option.

         5.02 Option Price. The purchase price per Option Share deliverable upon the exercise of an Option (the "Option Price") shall be such price as may be determined by the Plan Administrator; provided, however: (i) if the Option is an Incentive Option, the Option Price per Option Share may not be less than the Fair Market Value of a share of Common Stock as of the date of the grant, unless the Recipient of the Option is a Ten Percent Stockholder at the time of grant, in which case the Option Price per Option Share may not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) the Option Price per Option Share shall not be less than that allowed under the Applicable Laws; and (iii) under no circumstances shall the Option Price per Option Share be less than the then current par value per share of Common Stock.

         5.03 Option Term; Expiration. The term of each Option shall commence at the grant date for such Option as determined by the Plan Administrator, and shall expire (unless an earlier expiration date is expressly provided in the underlying Stock Option Certificate or another section of the Plan including, without limitation, section 5.05), on the first business day prior to the ten
(10) year anniversary of the date of grant thereof; provided, however, notwithstanding the foregoing, any Incentive Options granted to a Ten Percent Stockholder shall terminate on the first business day prior to the five (5) year anniversary of the date of grant thereof. Except as limited by the requirements of Section 422(b)(3) of the Code in the case of Incentive Options, and Section 25102(o) of the California Securities Act and Regulation 240.140.41 promulgated thereunder with respect to Options granted under Section 25102(o) of the California Securities Act, the Plan Administrator may extend the term of any outstanding Option should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

         5.04 Exercise Date. Unless a later exercise date is expressly provided in the underlying Stock Option Certificate or another section of the Plan, each Option shall become exercisable on the later of: (i) the date of its grant as determined by the Plan Administrator; or (ii) the date of delivery to the Recipient, and execution by the Company and the Recipient, of the underlying Stock Option Certificate evidencing the grant of the Option. No Option shall be exercisable after the expiration of its applicable term as set forth in section
5.03. Subject to the foregoing, each Option shall be exercisable in whole or in part during its applicable term unless expressly provided otherwise in the underlying Stock Option Certificate.

     5.05 Vesting Conditions. Subject to the limitations in Article X relating to Termination Of Recipient, the Plan Administrator may subject any Options granted to such vesting conditions as the Plan Administrator, in its sole discretion, determines are appropriate and necessary, such as, by way of example and not obligation: (1) the attainment of goals by the Recipient; (2) in the case of a Recipient who is an Employee, the continued provision of employment services by such Recipient to the Company and/or to any Parent or Subsidiary;
(3) in the case of a Recipient who is a Director, the continued service by such Recipient as a Director to the Company and/or to any Parent or Subsidiary; or
(4) in the case of a Recipient who is a Consultant, the continued provision of consulting services by such Recipient to the Company and/or to any Parent or Subsidiary. If no vesting is expressly provided in the underlying Stock Option Certificate, the Option Shares shall be deemed fully vested upon date of grant. Where vesting conditions are based upon continued performance of services to the Company, the special rules of Article X relating to Termination Of Recipient shall apply. No vesting conditions may be imposed which are not permitted, or exceed those permitted, under the exemption from registration or qualification to be relied upon under applicable Securities Laws, as selected by the Company in its sole discretion. For example, Options granted in reliance upon the exemption afforded by Section 25102(o) of the California Securities Act and Regulation 260.140.41(f) promulgated thereunder, shall provide for the vesting of Option Shares (for Recipients other than Executive Officers, Directors and/or Consultants) for a period of time which do not exceed five (5) years from date of grant of the Option, and which do not vest at least twenty percent (20%) per year on a cumulative basis from date of grant (i.e., 0% upon grant, 20% after one year, 40% after two years, etc.). If no vesting is expressly provided in the underlying Stock Option Certificate, the Option Shares shall be deemed fully vested upon date of grant. The Plan Administrator may waive the acceleration of any vesting and/or expiration provision of any outstanding Option should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

         5.06 Manner of Exercise. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery of all of the following to the Secretary of the Company at its principal executive offices prior to the time when such Option (or such portion) becomes unexercisable under this Article
V: (i) a Notice of Exercise of Stock Option in the form attached to the underlying Stock Option Certificate, duly signed by the Recipient or other Person then entitled to exercise the Option or portion thereof, stating the number of Option Shares to be purchased by exercise of the associated Option;
(ii) subject to Article VIII relating to non-cash form of consideration, payment in full for the Option Shares to be purchased by exercise of the underlying Option, together with payment in satisfaction of any applicable Withholding Taxes (collectively, the "Gross Option Exercise Price"), in immediately available funds, in U.S. dollars; provided, however, the Plan Administrator may, in its sole discretion, permit a delay in payment of the Gross Option Exercise Price for a period of up to thirty (30) days; (iii) a Consent of Spouse from the spouse of the Recipient, if any, duly signed by such spouse; (iv) in the event that the Option or portion thereof shall be exercised by any Person other than the Recipient, appropriate proof of the right of such person or persons to exercise the Option or portion thereof; and (v) Such documents, representations and undertakings as provided in the Stock Option Certificate and/or which the Plan Administrator, in its absolute discretion, deems necessary or advisable pursuant to section 13.01.

         5.07 Net Conversion of Option. Notwithstanding section 5.06, if and to the extent expressly permitted in the underlying Stock Option Certificate, or if and to the extent otherwise consented to by the Plan Administrator in writing, the Recipient may convert an Option, in whole or in part, into such net number of Option Shares as shall be determined by dividing (x) the difference between
(I) the aggregate Fair Market Value of the total number Option Shares to be exercised as of the conversion date, together with payment in satisfaction of any applicable Withholding Taxes, and (II) the aggregate Exercise Price of such total number of Option Shares, by (y) the Fair Market Value of one Option Share as of the date of conversion. The Recipient shall, in the event of such permitted conversion, tender to the Company all of the items described in section 5.06 with respect to the underlying Option (other than section 5.06 to the extent payment therefore is not required by operation of this section 5.07).

         5.08 Grant of Replacement Options. In the event: (i) the Gross Option Exercise Price is paid in the form of shares of Common Stock owned by the Recipient pursuant to section of ; and (ii) the exercising Recipient is then an Eligible Person, then the Plan Administrator in its sole discretion may, or the Plan Administrator (if and to the extent expressly required by the underlying Stock Option Certificate) shall, grant to the exercising Recipient options (the "Replacement Options") entitling the exercising Recipient to purchase such number of Plan Shares as shall equal the number of shares of Common Stock delivered to the Company in payment of the Gross Option Exercise Price with respect to the underlying Stock Option Certificate. The Replacement Option: (1) shall be immediately exercisable upon its grant (without any vesting conditions); (2) shall have an Option Price for each Option Share which equals the Fair Market Value of the Common Stock so paid as determined for purposes of payment pursuant to section of ; (3) shall have an Option Term co-terminus with that of the underlying Option; and (4) shall contain such other terms and conditions as contained in the underlying Stock Option Certificate. Shares of Common Stock received by the Recipient in connection with the grant of the Replacement Option may not be used as consideration in connection with the exercise of the Replacement Option, unless such shares of Common Stock have been held by the Recipient for a period of at least one (1) year, and such form of payment is otherwise permitted pursuant to the terms of Article VIII. Each Replacement Option shall be a Non-Qualified Option, even if the underlying Option was an Incentive Option or the terms and conditions of the Replacement Option would comply with the terms and conditions of Section 422 of the Code. The grant of a Replacement Option shall be evidenced by a written Stock Option Certificate, executed by the Recipient and an authorized officer of the Company, stating: (A) the number of Option Shares subject to the Option; (B) the Option Price (determined in the manner prescribed above in this section) for the Option; and (C) all other material terms and conditions of such Option.

         5.09 Conditions to Issuance of Option Shares. The Company shall not be required to issue or deliver any certificate or certificates representing the Option Shares purchased upon exercise of any Option or any portion thereof prior to fulfillment of all of the following conditions: (i) the delivery of the documents described in section 5.06; (ii) the receipt by the Company of full payment for such Option Shares, together with payment in satisfaction of any applicable Withholding Taxes; (iii) subject to Article XIII, the satisfaction of any requirements or conditions of the Applicable Laws; and (iv) the lapse of such reasonable period of time following the exercise of the Option as the Plan Administrator may establish from time-to-time for administrative convenience.

         5.10 Notice of Disposition of Option Shares Acquired by Exercise of Incentive Options. The Plan Administrator may require any Recipient who is an Employee who acquires any Option Shares pursuant to the exercise of an Incentive Option to give the Company prompt notice of any "disposition" (within the meaning of Section 422(a)(1) of the Code) of such Option Shares within (i) two
(2) years from the date of grant of the underlying Incentive Option, or (ii) one
(1) year after the issuance of such Option Shares to such Employee. The Plan Administrator may direct that the certificates evidencing such Option Shares refer to such requirement to give prompt notice.

                                   ARTICLE VI

                                  GRANT SHARES

         6.01 Grant. The Plan Administrator may from time to time, and subject to the provision of the Plan and such other terms and conditions as the Plan Administrator may prescribe, grant to any Eligible Person one or more Plan Shares allotted by the Plan Administrator ("Grant Shares"). The grant of Grant Shares or grant of the right to receive Grant Shares shall be evidenced by a written Stock Grant Agreement, executed by the Recipient and an authorized officer of the Company on or before the time of the grant of such Grant Shares, setting forth: (i) the number of Grant Shares granted; (ii) the consideration (if any) for such Grant Shares; and (iii) all other material terms and conditions of such grant.

         6.02 Consideration (Purchase Price). The Plan Administrator, in its sole discretion, may grant or award Grant Shares in any of the following instances:

                  A. As Bonus/Reward. As a "bonus" or "reward" for services previously rendered and otherwise fully compensated, in which case the recipient of the Grant Shares shall not be required to pay any consideration to the Company for such Grant Shares, and the value of each Grant Shares shall be the Fair Market Value of a share of Common Stock on the date of grant.

                  B. As Compensation. As "compensation" for the previous performance or future performance of services or attainment of goals, in which case the recipient of the Grant Shares shall not be required to pay any consideration to the Company for such Grant Shares (other than the performance of the Recipient's services), and the value of each Grant Share received (together with the value of such services or attainment of goals attained by the Recipient), shall be the Fair Market Value of a share of Common Stock on the date of grant.

                  C. As Purchase Price Consideration. In "consideration" for the payment of a purchase price to the Company for each of such Grant Shares (the "Stock Grant Purchase Price") in an amount established by the Plan Administrator, provided, however:

                           (1) If the Grant Shares are issued in reliance upon the exemption afforded by Section 25102(o) of the California Securities Act, the Stock Grant Purchase Price per each Grant Share may not be less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock as of the date of grant of such purchase right or the consummation of such purchase; provided, however, if the Recipient is a Ten Percent Stockholder, the Stock Grant Purchase Price per Grant Share may not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock as of the date of grant of such purchase right or the consummation of such purchase;

                           (2) The Stock Grant Purchase Price shall not be less than that allowed under the exemption from registration under the applicable Blue Sky Laws of the state or territory in which the Recipient then resides as selected by the Company in its sole discretion;

                           (3) If the Common Stock is traded on a stock exchange or over-the-counter on Nasdaq, the purchase price shall not be less than the minimum price per share permitted by such stock exchange or Nasdaq; and

                           (4) Under no circumstances shall the Stock Grant Purchase Price per Grant Share be less than the then current par value per share of Common Stock.

         6.03 Term; Expiration. The term in which a Recipient may purchase any Grant Shares awarded for which the Recipient is required to pay consideration shall commence at the grant date of the underlying Stock Grant Agreement as determined by the Plan Administrator, and shall expire on the date specified in the underlying Stock Grant. Except as limited by the requirements of Section 25102(o) of the California Securities Act and Regulation 240.140.41 promulgated thereunder with respect to Grant Shares granted under Section 25102(o) of the California Securities Act, the Plan Administrator may extend the term of any outstanding Stock Grant Agreement should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

         6.04 Deliveries; Manner of Payment. The Grant Shares may be purchased solely by delivery of all of the following to the Secretary of the Company at the principal executive offices at the Company prior to the time the Grant Shares become purchasable under this Article VI: (i) the Stock Grant Agreement for the Grant Shares, duly signed by the Recipient; (ii) a Consent of Spouse from the spouse of the Recipient, if any, duly signed by such spouse; (iii) subject to Article VIII relating to non-cash form of consideration, payment in full of the Stock Grant Purchase Price (where payment thereof is required), together with payment in satisfaction of any applicable Withholding Taxes (collectively, the "Gross Stock Grant Purchase Price"), in immediately available funds, in U.S. dollars; provided, however, the Plan Administrator may, in its sole discretion, permit a delay in payment of the Gross Stock Grant Purchase Price for a period of up to thirty (30) days; (iv) such documents, representations and undertakings as provided in the Stock Grant Agreement and/or which the Plan Administrator, in its absolute discretion, deems necessary or advisable pursuant to section 13.01.

         6.05 Conditions to Issuance of Grant Shares. The Company shall not be required to issue or deliver any certificate or certificates representing the Grant Shares prior to fulfillment of all of the following conditions: (i) the delivery of the documents described in section 6.04; (ii) the receipt by the Company of full payment (if applicable) for such Grant Shares, together with payment in satisfaction of any applicable Withholding Taxes; (iii) subject to
Article XIII, the satisfaction of any requirements or conditions of the Applicable Laws; and (iv) the lapse of such reasonable period of time following the award of the Grant Shares as the Plan Administrator may establish from time-to-time for administrative convenience.

                                   ARTICLE VII

                 FORFEITURE CONDITIONS PLACED UPON GRANT SHARES

     7.01 Vesting Conditions; Forfeiture of Unvested Grant Shares. Subject to the limitations in Article X relating to Termination Of Recipient, the Plan Administrator may subject or condition Grant Shares granted or awarded (hereinafter referred to as "Forfeitable Grant Shares") to such vesting conditions based upon continued provision of services or attainment of goals subsequent to such grant of Forfeitable Grant Shares as the Plan Administrator, in its sole discretion, may deem appropriate and necessary, such as, by way of example and not obligation: (i) the attainment of goals by the Recipient; (ii) in the case of a Recipient who is an Employee, the continued provision of employment services by such Recipient to the Company and/or to any Parent or Subsidiary; (iii) in the case of a Recipient who is a Director, the continued service by such Recipient as a Director to the Company and/or to any Parent or Subsidiary; or (iv) in the case of a Recipient who is a Consultant, the continued provision of consulting services by such Recipient to the Company and/or to any Parent or Subsidiary, subject to the provisions set forth below. Where vesting conditions are based upon continued performance of services to the Company, the special rules of Article X relating to Termination Of Recipient shall apply. In the event the Recipient does not satisfy any vesting conditions, the Company may require the Recipient, subject to the repurchase payment terms of section 7.02, to forfeit such unvested Forfeitable Grant Shares to the Company. All vesting conditions imposed on the grant of Forfeitable Grant Shares, including repurchase payment terms complying with section 7.02, shall be set forth in a written Stock Grant Agreement, executed by the Company and the Recipient on or before the time of the grant of such Forfeitable Grant Shares, stating the number of said Forfeitable Grant Shares subject to such conditions, and further specifying the vesting conditions. If no vesting conditions are expressly provided in the underlying Stock Grant Agreement, the Grant Shares shall not be deemed to be Forfeitable Grant Shares, and will not be subject to forfeiture. The Plan Administrator may waive the acceleration of any vesting conditions placed upon any Forfeitable Grant Shares should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

         7.02     Repurchase of Forfeitable Grant Shares Which Are Forfeited.

     A. Repurchase Rights and Price. In the event the Company does not waive its right to require the Recipient to forfeit any or all of such unvested Forfeitable Grant Shares, the Company shall be required to pay the Recipient, for each unvested Forfeitable Grant Share which the Company requires the Recipient to forfeit, the amount per Forfeitable Grant Share set forth in the Stock Grant Agreement, provided, however:

                             (1) The repurchase price per Forfeitable Grant Share in any event may not be less that the "original cost" (as such term is defined below) of such Forfeitable Grant Shares to be forfeited or, if elected by the Plan Administrator in its sole discretion and without any obligation to do so in the underlying Stock Grant Agreement, the "book value" (as such term is defined below) of such Forfeitable Grant Shares to be forfeited, if higher than the original cost; and

                             (2) If such vesting conditions are based upon Termination Of Recipient as an Employee, and if the Forfeitable Grant Shares to be forfeited were issued in reliance upon the exemption afforded by Section 25102(o) of the California Securities Act, then, based upon the Company's election:

                                         (A)In the case  of any Recipient  other
                  than an Executive Officer, Director, or Consultant, the vesting conditions for the aggregate group of Forfeitable Grant Shares (of which the Grant Shares to be forfeited are a part) must lapse at the rate of at least twenty percent (20%) per year over five (5) years from the date of purchase (i.e., 0% upon grant, 20% after one year, 40% after two years, etc.); or

                                         (B)The   repurchase   price  for    the
                  Forfeitable Grant Shares to be forfeited may not be less than the "fair value" of such Forfeitable Grant Shares if such price is greater than the original price per share for such shares.

The "original cost" per Forfeitable Grant Share means the aggregate amount originally paid to the Company by the Recipient (or his, her or its predecessor) to purchase or acquire all of the Grant Shares to be forfeited, divided by the total number of such shares. The amount of consideration paid by any Recipient (or his, her or its predecessor) who originally received the Grant Shares as compensation for services or a bonus, or otherwise without payment of consideration in cash or property, shall be zero

The "book value" per Forfeitable Grant Share means the difference between the Company's total assets and total liabilities as of the close of business on the last day of the calendar month preceding the date of forfeiture, divided by the total number of shares of Common Stock then outstanding. The book value per Forfeitable Grant Share shall be determined by the independent certified public accountant regularly engaged by the Company. The determination shall be conclusive and binding and made in accordance with generally accepted accounting principles applied on a basis consistent with those previously applied by the Company.

     B. Form of Payment. The repurchase payments to be made by the Company to a Recipient for forfeited Forfeitable Grant Shares shall be in the form of cash or cancellation of purchase money indebtedness with respect to the initial purchase of said Forfeitable Grant Shares by the Recipient, if any, and must be paid no later than ninety (90) days after the date of termination.

         7.03 Restrictive Legend. Until such time as all conditions placed upon Forfeitable Grant Shares lapse, the Plan Administrator may place a restrictive legend on the share certificate representing such Forfeitable Grant Shares which evidences said restrictions in such form, and subject to such stop instructions, as the Plan Administrator shall deem appropriate and necessary, including the following legend with respect to vesting conditions based upon continued provision of services by the Recipient:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE IN THE EVENT CERTAIN VESTING CONDITIONS BASED UPON THE CONTINUED PROVISION OF SERVICES TO THE COMPANY BY THE HOLDER HEREOF ARE NOT SATISFIED. THIS RISK OF FORFEITURE AND UNDERLYING VESTING CONDITIONS ARE SET FORTH IN FULL IN THAT CERTAIN STOCK GRANT AGREEMENT BETWEEN THE HOLDER OF THIS CERTIFICATE AND THE COMPANY DATED THE DAY OF , , AND THAT CERTAIN 1998 IFS INTERNATIONAL, INC. STOCK PLAN DATED APRIL ___, 1998, A COPY OF WHICH MAY BE INSPECTED BY AUTHORIZED PERSONS AT THE PRINCIPAL OFFICE OF THE COMPANY AND ALL THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

                  The conditions shall similarly apply to any new, additional or different securities the Recipient may become entitled to receive with respect to such Forfeitable Grant Shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company.

                  The Plan Administrator shall also have the right, should it elect to do so, to require the Recipient to deposit the share certificate for the Forfeitable Grant Shares with the Company or its agent, endorsed in blank or accompanied by a duly executed irrevocable stock power or other instrument of transfer, until such time as the conditions lapse. The Company shall remove the legend with respect to any Forfeitable Grant Shares which become vested, and remit to the Recipient a share certificate evidencing such vested Grant Shares.

                                  ARTICLE VIII

                         NON-CASH PURCHASE CONSIDERATION

         Notwithstanding section 5.06 or section 6.04, if and to the extent expressly permitted in the underlying Stock Option Certificate or Stock Grant Agreement (as the case may be), or if and to the extent otherwise consented to by the Plan Administrator in writing, payment of the Gross Option Exercise Price or the Gross Stock Grant Purchase Price (as the case may be) may be made by one or more of the following non-cash forms of payment in lieu of cash consideration:

                           (1) Shares of Common Stock owned by the Recipient duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal (i) in the case of the exercise of an Option, to the aggregate Gross Option Exercise Price of the Option Shares with respect to which the Option or portion thereof is thereby exercised, or (ii) in the case of the purchase of Grant Shares, to the Gross Stock Grant Purchase Price;

                           (2) The surrender or relinquishment of options (other than with respect to the underlying Option), warrants or other rights to acquire Common Stock held by the Recipient, with a Fair Market Value on the date of delivery (or date of grant if permitted by the Plan Administrator) equal (i) in the case of the exercise of an Option, to the aggregate Gross Option Exercise Price of the Option Shares with respect to which the Option or portion thereof is thereby exercised, or
         (ii) in the case of the purchase of Grant Shares, to the Gross Stock Grant Purchase Price;

                           (3) A reduction in the amount of any Company liability to the Recipient, including any liability attributable to the Recipient's participation in any Company-sponsored deferred compensation program or arrangement;

                           (4) A full recourse promissory note bearing interest at a rate as shall then preclude the imputation of interest under the Code, and payable upon such terms as may be prescribed by the Plan Administrator. The Plan Administrator shall prescribe the form of such note and the security to be given for such note. Notwithstanding the foregoing, no Option may be exercised by delivery of a promissory note or by a loan from the Company if such loan or other extension of credit is prohibited by law at the time of exercise of this Option or does not comply with the provisions of Regulation G promulgated by the Federal Reserve Board with respect to "margin stock" if the Company and the Recipient are then subject to such Regulation;

                           (5) Any combination of the foregoing methods of payment; and/or

                           (6) Such other good and valuable consideration and method of payment for the issuance of Plan Shares to the extent permitted by Applicable Laws.

                                   ARTICLE IX

                            STOCK APPRECIATION RIGHTS

         9.01 Grant. The Plan Administrator may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Plan
Administrator may prescribe, in its sole discretion, grant to any Eligible Person the following Stock Appreciation Rights ("SARs"): (i) in connection with all or any part of an Option granted to such Eligible Person, either concurrently with the grant of such underlying Option or at any time thereafter during the term of such underlying Option (a "Tandem SAR"); or (ii) independently of the grant of any Option to such Eligible Person (an "Independent SAR"). The grant of an SAR shall be evidenced by a written Stock Appreciation Rights Agreement ("SAR Agreement"), executed by the Recipient and an authorized officer of the Company, stating: (1) if the SAR is a Tandem SAR, the underlying Option to which the SAR relates; (2) if the SAR is an Independent SAR, the number of Plan Shares covered by the SAR (the "SAR Shares"); (3) if the SAR is an Independent SAR, the term of the SAR; and (4) all other material terms and conditions of such SAR.

         9.02 Tandem SARs. The following provisions apply to each grant of a Tandem SAR:

                  A. The Tandem SAR shall entitle the Recipient to exercise such Tandem SAR by surrendering to the Company unexercised a portion of the underlying Option. The Recipient shall receive in exchange from the Company an amount equal to the excess of (x) the aggregate Fair Market Value on the date of exercise of the Tandem SAR of the Option Shares covered by the surrendered portion of the underlying Option, over (y) the aggregate Option Price of the Option Shares covered by the surrendered portion of the underlying Option. Notwithstanding the foregoing, the Plan Administrator may place limits on the amount that may be paid upon exercise of a Tandem SAR; provided, however, that such limit shall not restrict the exercisability of the underlying Option;

                  B. When a Tandem SAR is exercised, the underlying Option, to the extent surrendered, shall no longer be exercisable;

                  C. A Tandem SAR shall be exercisable only when and to the extent that the underlying Option is exercisable, and shall expire no later than the date on which such underlying Option expires; and

                  D. A Tandem SAR may only be exercised at a time when the Fair Market Value of the Option Shares covered by the underlying Option exceeds the exercise price of the Option Shares covered by the underlying Option.

         9.03 Independent SARs. The following provisions apply to each grant of an Independent SAR:

                  A. The Independent SAR shall entitle the Recipient, by exercising the Independent SAR, to receive from the Company an amount equal to the excess of (x) the Fair Market Value of the SAR Shares covered by exercised portion of the Independent SAR, as of the date of such exercise, over (y) the Fair Market Value of the SAR Shares covered by the exercised portion of the Independent SAR, as of the date on which the Independent SAR was granted; provided, however, that the Plan Administrator may place limits on the amount that may be paid upon exercise of a Independent SAR; and

                  B. Independent SARs shall be exercisable, in whole or in part, at such times as the Plan Administrator shall specify in the SAR Agreement.

         9.04 Form of Payment. The Company's obligation arising upon the exercise of (i) Tandem SARs shall be paid in cash; and (ii) Independent SARs shall be paid in cash or SAR Shares, or in any combination of cash and SAR Shares, as the Plan Administrator, in its sole discretion, may determine; provided, however, the Plan Administrator may, in the case of the exercise of either Tandem SARs or Independent SARS, withhold such amount of cash and, if applicable, SAR Shares, as the Plan Administrator deems necessary to satisfy any applicable Withholding Taxes. SAR Shares issued upon the exercise of an Independent SAR shall be valued at their Fair Market Value as of the date of exercise.

         9.05 SAR Term; Expiration. The term of each SAR shall commence at the grant date for such SAR as determined by the Plan Administrator, and shall expire (unless, in the case of a Tandem SAR, an earlier expiration date is expressly provided in the underlying SAR Agreement or another section of the Plan including, without limitation, section 9.07), on the first business day prior to the ten (10) year anniversary of the date of grant thereof. The Plan
Administrator may extend the term of any outstanding SAR should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

         9.06 Exercise Date. Unless a later exercise date is expressly provided in the underlying SAR Agreement or another section of the Plan, each SAR shall become exercisable on the later of: (i) the date of its grant as determined by the Plan Administrator; or (ii) the date of delivery to the Recipient, and execution by the Company and the Recipient, of the underlying SAR Agreement evidencing the grant of the SAR. No SAR shall be exercisable after the expiration of its applicable term as set forth in section 9.05. Subject to the foregoing, each SAR shall be exercisable in whole or in part during its applicable term unless expressly provided otherwise in the underlying SAR Agreement.

     9.07 Vesting Conditions. Subject to the limitations in Article X relating to Termination Of Recipient, the Plan Administrator may subject any SARs granted to such vesting conditions (in addition, in the case of any Tandem SARs, to such vesting conditions as are specified in the underlying Option) as the Plan Administrator, in its sole discretion, determines are appropriate and necessary, such as, by way of example and not obligation: (1) the attainment of goals by the Recipient; (2) in the case of a Recipient who is an Employee, the continued provision of employment services by such Recipient to the Company and/or to any Parent or Subsidiary; (3) in the case of a Recipient who is a Director, the continued service by such Recipient as a Director to the Company and/or to any Parent or Subsidiary; or (4) in the case of a Recipient who is a Consultant, the continued provision of consulting services by such Recipient to the Company and/or to any Parent or Subsidiary. Where vesting conditions are based upon continued performance of services to the Company, the special rules of Article X relating to Termination Of Recipient shall apply. If no vesting is expressly provided in the underlying SAR Agreement, the SAR shall be deemed fully vested upon date of grant (subject, in the case of any Tandem SAR, to such vesting conditions as are specified under the underlying Option). The Plan Administrator may waive the acceleration of any vesting and/or expiration provision of any outstanding SAR should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

         9.08 Manner of Exercise. An exercisable SAR, or any exercisable portion thereof, may be exercised solely by delivery of all of the following to the Secretary of the Company at its principal executive offices prior to the time when such SAR (or such portion) becomes unexercisable under this Article IX: (i) a Notice of Exercise of the SAR in the form attached to the underlying SAR Agreement, duly signed by the Recipient or other Person then entitled to exercise the SAR or portion thereof, stating the number of Option Shares (in the case of a Tandem SAR) or SAR Shares (in the case of an Independent SAR) to be exercised; (ii) a Consent of Spouse from the spouse of the Recipient, if any, duly signed by such spouse; (iii) in the event that the SAR or portion thereof shall be exercised by any Person other than the Recipient, appropriate proof of the right of such person or persons to exercise the SAR or portion thereof; (iv) such documents, representations and undertakings as provided in the SAR Agreement and/or which the Plan Administrator, in its absolute discretion, deems necessary or advisable pursuant to section 13.01.

         9.09 Conditions to Issuance of SAR Shares. The Company shall not be required to issue or deliver any certificate or certificates representing the SAR Shares purchased upon exercise of any Independent SAR or any portion thereof prior to fulfillment of all of the following conditions: (i) the delivery of the documents described in section 9.08; (ii) the receipt by the Company of full payment in satisfaction of any applicable Withholding Taxes; (iii) subject to
Article XIII, the satisfaction of any requirements or conditions of the Applicable Laws; and (iv) the lapse of such reasonable period of time following the exercise of the Independent SAR as the Plan Administrator may establish from time-to-time for administrative convenience.

                                    ARTICLE X

                     SPECIAL RULES FOR VESTING OR FORFEITURE
              CONDITIONS BASED ON CONTINUED PERFORMANCE OF SERVICES

     10.01 Lapse of Unvested Options, Unvested SARs, and Forfeitable Grant Shares. Where vesting conditions are imposed upon Options or SARs, or forfeiture conditions are imposed upon Forfeitable Grant Shares, and such conditions are based upon continued performance of services to the Company, then, in the event of Termination Of Recipient: (i) in the case of unvested Options, the prospective right to purchase unvested Option Shares shall immediately lapse upon such termination if not exercised prior thereto; (ii) in the case of unvested SARs, the prospective right to exercise the unvested portion of such SARs shall immediately lapse upon such termination if not exercised prior thereto; and (iii) in the case of unvested Forfeitable Grant Shares, all such unvested Forfeitable Grant Shares shall be immediately forfeited upon such termination unless such forfeiture is expressly waived in writing by the Company; provided, however, in each of the foregoing cases, the Plan Administrator may, but without any obligation to do so, provide in the underlying Award Agreement that such unvested Options, SARs or Forfeitable Grant Shares shall immediately vest upon the occurrence of one or more of the following events as selected by the Plan Administration in its sole and absolute discretion: (1) in the event of Termination of Recipient where such termination is made by the Recipient and constitutes Termination By Recipient For Good Reason; (2) in the event of Termination of Recipient where such termination is made by the Company but does not constitute Termination By Company For Cause; and/or (3) in the event of Termination of Recipient due to his or her death or Disability.

     10.02 Immediate Vesting of Unvested Options, Unvested SARs, and Forfeitable Grant Shares Upon Specified Events. The Plan Administrator may, but without any obligation to do so, provide in the underlying Award Agreement that unvested Options, SARs or Forfeitable Grant Shares shall immediately vest upon the occurrence of one or more of the following events as selected by the Plan Administration in its sole and absolute discretion: (i) in the event of a Change In Control; and/or (ii) in the event of an Approved Corporate Transaction.

     10.03 Acceleration of Expiration Date - Vested Options and SARs. Where vesting conditions are imposed upon Options or SARs, and such conditions are based upon continued performance of services to the Company, then, in the event of Termination Of Recipient, unless otherwise expressly waived or extended by the underlying Award Agreement, the following rules shall apply:

                           (1) The expiration date for vested Options and vested
         SARs shall be accelerated to thirty (30) days after the effective date of Termination Of Recipient (but not less than six (6) months in the event of the Recipient's death or Disability with respect to an Option granted pursuant to the exemption afforded by Section 25102(o) of the California Securities Act and Regulation 260.140.41(g) promulgated thereunder); provided, however, the Plan Administrator may, but without any obligation to do so, provide in the underlying Award Agreement that the expiration date for vested Options or vested SARs shall not be accelerated in any event, or be accelerated to a date later than said thirty (30) days after the effective date of Termination Of Recipient, in any of the following events as selected by the Plan Administration in its sole and absolute discretion: (i) in the event of Termination of Recipient where such termination is made by the Recipient and constitutes Termination By Recipient For Good Reason; (ii) in the event of Termination of Recipient where such termination is made by the Company but does not constitute Termination By Company For Cause; and/or (iii) in the event of Termination of Recipient due to his or her death or Disability.

                           (2) The expiration date for unvested Options and unvested SARs (insofar as they do not become immediately vested pursuant to section 10.02)) shall be upon Termination Of Recipient if earlier than the expiration date specified in section 5.03 in the case of an Option and section 9.05 in the case of an SAR.

                                   ARTICLE XI

                         ASSIGNABILITY OF CERTAIN AWARDS

         11.01 Exercise of Options and SARs. Options and SARs (whether vested or unvested) may be exercised only by the original Recipient thereof or, to the extent a Transfer is permitted pursuant to section 11.02 and/or section 11.03 below, by a permitted transferee of such Options or SARs.

         11.02 Transfer of Options, SARs and Unvested Forfeitable Grant Shares. Except as provided in section 11.03 below, neither Options and SARs (whether vested or unvested), nor unvested Forfeitable Grant Shares, may be Transferred by a Recipient, including upon the Death of a Recipient and/or pursuant to a Qualified Domestic Relations Order as defined by Section 414(p) of the Code, unless (A) such Transfer is expressly permitted in the underlying Award Agreement, or (B) the Plan Administrator, in its sole and absolute discretion, otherwise consents to such Transfer in writing; provided, however, anything in the preceding sentence to the contrary notwithstanding, the following Options may not in any circumstances be Transferred:

                  A. Incentive Options, except to the extent such Transfer (if otherwise permitted under the terms of the Stock Option Certificate or by the Plan Administrator) will not violate Section 422(b)(5) of the Code (i.e., any Transfer {including Transfers pursuant to Qualified Domestic Relations Orders} other than Transfers to a deceased Recipient's successors pursuant to will or the laws of descent or distribution by reason of the death of the Recipient );

                  B.  Options  granted  pursuant  to the  exemption  afforded by
Section 25102(o) of the California Securities Act, except to the extent such Transfer (if otherwise permitted under the terms of the Stock Option Certificate or by the Plan Administrator) will not violate Section 25102(o) (i.e., any Transfer {including Transfers pursuant to Qualified Domestic Relations Orders} other than Transfers to a deceased Recipient's successors pursuant to will or the laws of descent or distribution by reason of the death of the Recipient);

                  C. Options registered under the Securities Act with the Commission on Form S-8; and/or

                  D. Options granted pursuant to any other exemption from registration or qualification to be relied upon by the Company under applicable Securities Laws which prohibits such assignment.

     11.03 Death of Recipient. Upon the death of the Recipient (if the Recipient is a natural Person, vested Options, vested SARs and unvested Forfeitable Grant Shares may, if such Transfer is expressly permitted in the underlying Award Agreement, or if the Plan Administrator, in its sole and absolute discretion, otherwise consents to such Transfer in writing, be Transferred to such Persons who are the deceased Recipient's successors pursuant to will or the laws of descent or distribution by reason of the death of the Recipient (the "Recipient's Successors") and, in the case of vested Options, and vested SARs, may thereafter be exercised by the Recipient's Successors. Options, SARs and unvested Forfeitable Grant Shares so Transferred shall not be further Transferred by the Recipient's Successors except to the extent the original Recipient of such Options, SARs and unvested Forfeitable Grant Shares would have been permitted to Transfer such Options and SARs pursuant to section 11.02.

         11.04 Effect of Prohibited Transfer or Exercise. Any Transfer or exercise of any Option or SAR or unvested Forfeitable Grant Share so Transferred in violation of this Article XI shall be null and void ab initio and of no further force and effect.

         11.05 Application to Vested Grant Shares. Under no circumstances shall the prohibition against Transfer contained in this Article XI be construed to apply to vested Grant Shares.

                                   ARTICLE XII

              NO STOCKHOLDER RIGHTS FOR HOLDERS OF OPTIONS OR SARs

         The Recipient of any Option or SAR (whether vested or unvested) shall not be, nor have any of the rights or privileges of, a stockholder of the Company with respect to the Option Shares underlying the Option or SAR Shares underlying the SAR including, by way of example and not limitation, the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends, distributions, subscription rights or otherwise, unless and until all conditions for exercise of the Option or SARs shall be satisfied, and the Option or SAR duly exercised and underlying Option Shares or SAR Shares duly issued and delivered, at which time the Recipient shall become a stockholder of the Company with respect to such issued Option Shares or SAR Shares and, in such capacity, shall thereafter be fully entitled to receive dividends (if any are declared and paid), to vote, and to exercise all other rights of a stockholder with respect to such issued Option Shares or SAR Shares.

                                  ARTICLE XIII

                   COMPLIANCE WITH APPLICABLE SECURITIES LAWS

         13.01 Registration or Exemption from Registration. Unless expressly stipulated in the underlying Award Agreement, in no event shall the Company be required at any time to register any securities issued under or derivative from the Plan, including any Option, Option Shares, Grant Shares or SAR Shares awarded or granted hereunder (the "Plan Securities"), under the Securities Act (including, without limitation, as part of any primary or secondary offering, or pursuant to Form S-8) or to register or qualify the Plan Securities under any applicable Securities Laws. In the event the Company does not register or qualify the Plan Securities, the Plan Securities shall be issued in reliance upon such exemptions from registration or qualification under the applicable Securities Laws that the Company and its legal counsel, in their sole discretion, shall determine to be appropriate and necessary with respect to any particular offer or sale of securities under the Plan including, without limitation:

                  A. In the case of applicable federal Securities Laws, any of the following if available: (1) Section 3(a)(11) of the Securities Act for intrastate offerings and Rule 147 promulgated thereto; (2) Section 3(b) of the Securities Act for limited offerings and Rule 701 promulgated thereto and/or Rules 504 and/or 505 of Regulation D promulgated thereto, and/or (3) Section 4(2) of the Securities Act for private offerings and Rule 506 of Regulation D promulgated thereto; and

                  B. In the case of applicable Blue Sky Laws, the requirements of any applicable exemptions from registration or qualification afforded by such Blue Sky Laws including, in the case of a Recipient residing in the State of California, the exemptions afforded by Sections 25102(f) or 25102(o).

         13.02 Failure or Inability to Obtain Regulatory Consents or Approvals. In the event the Company is unable to obtain, without undue burden or expense, such consents or approvals that may be required from any applicable regulatory authority (or may be deemed reasonably necessary or advisable by legal counsel for the Company) with respect to the applicable exemptions from registration or qualification under the applicable Securities Laws which the Company is reasonably relying upon, the Company shall have no obligation under this Agreement to issue or sell the Plan Securities until such time as such consents or approvals may be reasonably obtained without undue burden or expense, and the Company shall be relieved of all liability therefor; provided, however, the Company shall, if requested by the Recipient, rescind the Recipient's investment decisions and return all funds or payments made by the Recipient to the Company should the Company fail to obtain such consents or approvals within a reasonable time after the Recipient tenders such funds or property to the Company.

         13.03 Provision of Other Documents, Including Recipient's Representative's Letter. If requested by the Company, the Recipient shall provide such further representations or documents as the Company or its legal counsel, in their reasonable discretion, deem necessary or advisable in order to effect compliance with the conditions of any and all of the aforesaid exemptions from registration or qualification under the applicable Securities Laws which the Company is relying upon, or with all applicable rules and regulations of any applicable securities exchanges or Nasdaq. If required by the Company, the Recipient shall provide a Recipient's Representative's Letter from a purchaser representative with credentials reasonably acceptable to the Company to the effect that such purchaser representative has reviewed the Recipient's proposed investment in the Plan Securities and has determined that an investment in the Plan Securities: (i) is appropriate in light of the Recipient's financial circumstances, (ii) that the purchaser representative and, if applicable, the Recipient, have such knowledge and experience in financial and business matters that such persons are capable of evaluating the merits and risks of an investment in the Plan Securities, and (iii) that the purchaser representative and, if applicable, the Recipient, have such business or financial experience to be reasonably assumed to have the capacity to protect the Recipient's interests in connection with the purchase of the Plan Securities.

         13.04 Legend on Plan Shares. In the event the Company delivers unregistered Plan Shares, the Company reserves the right to place the following legend or such other legend as it deems necessary on the share certificate or certificates to comply with the applicable Securities Laws being relied upon by the Company.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN (1) REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION AFFORDED BY SUCH ACT INCLUDING, WITHOUT LIMITATION, RULE 701 TO SECTION 3(b) OF THE SECURITIES ACT OF 1933, OR (2) REGISTERED OR QUALIFIED, AS THE CASE MAY BE, UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES OR PROVINCE OF CANADA WHICH MAY BE APPLICABLE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION OR QUALIFICATION, AS THE CASE MAY BE, AFFORDED BY SUCH STATE OR TERRITORIAL SECURITIES LAWS. [[for Recipients residing in California: INCLUDING, WITHOUT LIMITATION, [[SECTION 25102(f)]] [[SECTION 25102(o)]] OF THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968, AS AMENDED]]. THESE SECURITIES HAVE BEEN ACQUIRED FOR THE HOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW FOR RESALE OR DISTRIBUTION. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS (A) THEY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AS WELL AS UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES AS MAY THEN BE APPLICABLE, OR (B) THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY OR A NO-ACTION OR INTERPRETIVE LETTER FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY APPLICABLE STATE OR TERRITORIAL SECURITIES REGULATORY AGENCY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION, AS THE CASE MAY BE, IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER.

                                   ARTICLE XIV

                         REPORTS TO RECIPIENTS OF AWARDS

14.01 Financial Statements. The Company shall provide each Recipient with the Company's financial statements at least annually. 14.02 Incentive Stock Option Reports. The Company shall provide, with respect to each holder of an Incentive Option who has exercised such Incentive Option, on or before January 31st of the year following the year of exercise of such Incentive Option, a statement containing the following information: (i) the Company's name, address, and taxpayer identification number; (ii) the name, address, and taxpayer identification number of the Person to whom Option Shares were issued by the Company upon exercise of the Incentive Option; (iii) the date the Incentive Option was granted; (iv) the date the Option Shares underlying the Incentive Option were issued pursuant to the exercise of the Incentive Option; (v) the Fair Market Value of the Option Shares on date of exercise; (vi) the number of Option Shares issued upon exercise of the Incentive Option; (vii) a statement that the Incentive Option was an incentive stock option; and (viii) the total cost of the Option Shares.

                                   ARTICLE XV

                                   ADJUSTMENTS

         15.01 Common Stock Recapitalization or Reclassification; Combination or Reverse Stock Split; Forward Stock Split. If (i) outstanding shares of Common Stock are subdivided into a greater number of shares by reason of recapitalization or reclassification, (ii) a dividend in Common Stock shall be paid or distributed in respect of the Common Stock, then the number of Plan Shares, if any, available for issuance under the Plan, and the Option Price of any outstanding Options in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased and reduced, respectively. If outstanding shares of Common Stock are combined into a lesser number of shares by reason of combination or reverse stock split, then the number of Plan Shares, if any, available for issuance under the Plan, and the Option Price of any outstanding Option in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately reduced and increased, respectively.

         15.02 Consolidation or Merger; Exchange of Securities; Divisive Reorganization; Other Reorganization or Reclassification. In case of (i) the consolidation, merger, combination or exchange of shares of capital stock with another entity, (ii) the divisive reorganization of the Company (i.e., split-up, spin-off or split-off), or (iii) any capital reorganization or any reclassification of Common Stock (other than a recapitalization or reclassification described above in section 15.01), the Recipient shall thereafter be entitled upon exercise of the Option to purchase the kind and number of shares of capital stock or other securities or property of the Company (or its successor{s}) receivable upon such event by a Recipient of the number of Option Shares which such Option entitles the Recipient to purchase from the Company immediately prior to such event. In every such case, the Company may appropriately adjust the number of Option Shares which may be issued under the Plan, the number of Option Shares subject to Options theretofore granted under the Plan, the Option Price of Options theretofore granted under the Plan, and any and all other matters deemed appropriate by the Plan Administrator.

         15.03 Adjustments Determined in Sole Discretion of Board. All adjustments to be made pursuant to the foregoing subsections shall be made in such manner as the Plan Administrator shall deem equitable and appropriate, the determination of the Plan Administrator shall be final, binding and conclusive.

         15.04 No Other Rights to Recipient. Except as expressly provided in this Article XV: (i) the Recipient shall have no rights by reason of any subdivision or consolidation of shares of capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and (ii) the dissolution, liquidation, merger, consolidation or divisive reorganization or sale of assets or stock to another corporation (including any Approved Corporate Transactions), or any issue by the Company of shares of capital stock of any class, or warrants or options or rights to purchase securities (including securities convertible into shares of capital stock of any class), shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or the Option Price for, the Option Shares. The grant of an Award pursuant to the Plan shall not in any way affect or impede the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.


                                   ARTICLE XVI

              APPROVED CORPORATE TRANSACTIONS -- AFFECT ON OPTIONS

         Notwithstanding Article XV above, in the event of the occurrence of any Approved Corporate Transaction, or in the event of any change in applicable laws, regulations or accounting principles, the Plan Administrator in its discretion is hereby authorized to take any one or more of the following actions whenever the Plan Administrator determines that such action is appropriate in order to facilitate such Approved Corporate Transactions or to give effect to changes in laws, regulations or principles:

         16.01 Purchase or Replacement of Option. In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Plan Administrator may provide, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Recipient's request, for any one or combination of the following: (1) the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option, or realization of the Recipient's rights had such Option been currently exercisable or payable or fully vested; and/or (ii) the replacement of such Option with other rights or property (which may or may not be securities) selected by the Plan Administrator in its sole discretion.

         16.02 Acceleration of Vesting and Exercise. In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Plan Administrator may provide, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event, that such Option may not be exercised after the occurrence of such event; provided, however, the Recipient must be given the opportunity, for a specified period of time prior to the consummation of such transaction, to exercise the Option as to all Option Shares (i.e., both fully vested and unvested) covered thereby.

         16.03 Assumption or Substitution. In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Plan Administrator may provide, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event, that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the capital stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

                                  ARTICLE XVII

                     CERTAIN TRANSACTIONS WITHOUT CHANGE IN
                   BENEFICIAL OWNERSHIP -- AFFECT ON OPTIONS

         Notwithstanding Article XV above, in the event of a transaction whose principal purpose is to change the State in which the Company is incorporated, or to form a holding company, or to effect a similar reorganization as to form of entity without change of beneficial ownership, including, without limitation, through: (i) a merger or consolidation or stock exchange or divisive reorganization (i.e., spin-off, split-off or split-up) or other reorganization with respect to the Company and/or its stockholders, or (ii) the sale, transfer, exchange or other disposition by the Company of its assets in a single or series of related transactions, then the Plan Administrator may provide, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event, that such Option shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the capital stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

                                  ARTICLE XVIII

          AMENDMENT AND DISCONTINUATION OF PLAN; MODIFICATION OF AWARDS

         18.01 Amendment, Modification or Termination of Plan. The Board may amend or modify the Plan or suspend or discontinue the Plan at any time or from time-to-time; provided, however, (i) no such action may adversely alter or impair any Award previously granted under the Plan without the consent of each Recipient affected thereby, and (ii) no action of the Board will cause Incentive Options granted under the Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose.

         18.02 Modification of Terms of Outstanding Options. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify the terms and conditions of any outstanding Options granted under the Plan, including extending the expiration date of such Options or renewing such Options or repricing such options or modifying any vesting conditions (but only, in the case of Incentive Options, to the extent permitted under Section 422 of the Code), or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised); provided, however, no modification of any outstanding Option may, without the consent of the Recipient affected thereby, adversely alter or impair such Recipients rights under such Option.

         18.03 Modification of Vesting Conditions Placed on Forfeitable Grant Shares. Subject to the terms and conditions and within the limitations of the Plan, including vesting conditions, the Plan Administrator may modify the terms and conditions placed upon the grant of any Forfeitable Grant Shares; provided, however, no modification of any conditions placed upon Forfeitable Grant Shares may, without the consent of the Recipient thereof, adversely alter or impair such Recipient's rights with respect to such Forfeitable Grant Shares.

         18.04 Compliance with Laws. The Plan Administrator may, at any time or from time-to-time, without receiving further consideration from, or paying any consideration to, any Person who may become entitled to receive or who has received the grant of an Award hereunder, modify or amend Awards granted under the Plan as required to: (i) comport with changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to the Plan or Awards thereunder or to comply with the rules or requirements of any stock exchange or Nasdaq and/or (ii) ensure that the Plan is and remains exempt from the application of any participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirement of either the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the corresponding provisions of the Internal Revenue Code of 1986, as amended (Subchapter D of Title A, Chapter 1 of the Code {encompassing Sections 400 to 420 of the Code}).

                                   ARTICLE XIX

                                  MISCELLANEOUS

         19.01 Performance on Business Day. In the event the date on which a party to the Plan is required to take any action under the terms of the Plan is not a business day, the action shall, unless otherwise provided herein, be deemed to be required to be taken on the next succeeding business day.

         19.02 Employment Status. In no event shall the granting of an Award be construed to: (i) grant a continued right of employment to a Recipient if such Person is employed by the Company and/or by the Parent and/or any Subsidiary, or
(ii) affect, restrict or interfere with in any way any right the Company and/or Parent and/or any Subsidiary may have to terminate or otherwise discharge the employment and/or engagement of such Person, at any time, with or without cause, except to the extent that such Person and the Company and/or Parent and/or any Subsidiary may have otherwise expressly agreed in writing. Unless otherwise expressly agreed in writing, the application and/or construction of the terms Termination By Company For Cause, Termination By Recipient For Good Reason and Termination Of Recipient are solely intended for, and shall be limited to, the operation of the vesting and expiration provisions of Awards granted under this Plan, and governing Award Agreements, and not for any other purpose.

         19.03 Non-Liability For Debts; Restrictions Against Transfer. No Options or unvested Forfeitable Grant Shares granted hereunder, or any part thereof, (i) shall be liable for the debts, contracts, or engagements of a Recipient, or such Recipient's successors in interest as permitted under this Plan, or (ii) shall be subject to disposition by transfer, alienation, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment, or any other legal or equitable proceeding (including bankruptcy), and any attempted disposition thereof shall be null and void ab initio and of no further force and effect.

         19.04 Relationship Of Plan To Other Options And Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Parent or Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company to: (i) establish any other forms of incentives or compensation for Employees and/or Directors of the Company and/or of any Parent and/or any Subsidiary and/or to any Consultants to the Company and/or to any Parent and/or any Subsidiary; or (ii) to grant options to purchase shares of Common Stock or to award shares of Common Stock or grant any other securities or rights otherwise under this Plan in connection with any proper corporate purpose including but not by way of limitation, in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

         19.05 Severability. If any term or provision of this Plan or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws, then, and in that event: (i) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Plan, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable; and (ii) the remaining part of this Plan (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby, and shall continue in full force and effect to the fullest extent provided by law.

         19.06 Headings; References; Incorporation; Gender; Statutory References. The headings used in this Plan are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Plan or any provision hereof. References to this Plan shall include all amendments or renewals thereof. All cross-references in this Plan, unless specifically directed to another agreement or document, shall be construed only to refer to provisions within this Plan, and shall not be construed to be referenced to the overall transaction or to any other agreement or document. Any Exhibit referenced in Plan shall be construed to be incorporated in this Plan by such reference. As used in this Plan, each gender shall be deemed to include the other gender, including neutral genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires. Any reference to statutes or laws will include all amendments, modifications, or replacements of the specific sections and provisions concerned.

         19.07 Applicable Law. This Plan and the rights and remedies of each party arising out of or relating to this Plan (including, without limitation, equitable remedies) shall (with the exception of the Securities Laws) be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles) of the State of New York, as if this Plan were made, and as if its obligations are to be performed, wholly within the State of New York.

--------------------------------------------------------------------------------




                     1998 IFS INTERNATIONAL, INC. STOCK PLAN



                              Adopted May ___, 1998






--------------------------------------------------------------------------------




                             IFS INTERNATIONAL, INC.

                           Rensselaer Technology Park

                                 300 Jordan Road

                              Troy, New York 12180

                                                   Appendix 4 to Proxy Statement



                   Amendment to Certificate of Determination

                             IFS International, Inc.
                           Rensselaer Technology Park
                                 300 Jordan Road
                              Troy, New York 12180


                                      PROXY


The undersigned hereby appoints  __________________ and  ______________________, and each of them, with power of substitution, to represent and vote on behalf of the undersigned all of the shares of IFS International, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, January 21, 1999, at the offices of the Company located at 300 Jordan Road, Troy, New York, and at any adjournment thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the proposals more fully described in the notice of and proxy statement for the meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS LISTED BELOW AND ELECTION OF THE PERSONS NAMED BELOW AS DIRECTORS.

1. PROPOSAL FOR ADOPTION OF CLASSIFIED BOARD PROVISIONS AND GENERAL UPDATE OF BYLAWS

                     _  FOR                 _  AGAINST                _  ABSTAIN

2.  PROPOSAL FOR ADOPTION OF STOCKHOLDERS' RIGHTS PLAN

                     _  FOR                 _  AGAINST                _  ABSTAIN

3.  PROPOSAL FOR APPROVAL OF 1998 IFS INTERNATIONAL, INC. STOCK PLAN

                     _  FOR                 _  AGAINST                _  ABSTAIN

4. PROPOSAL TO AMEND CERTIFICATE OF DETERMINATION CONCERNING SERIES A PREFERRED STOCK.

                     _  FOR                 _  AGAINST                _  ABSTAIN

5. PROPOSAL FOR APPROVAL OF CHANGE OF CORPORATE NAME TO IFS HOLDINGS INC.

                     _  FOR                 _  AGAINST                _  ABSTAIN

6. PROPOSAL FOR APPROVAL OF THE SELECTION OF URBACH KAHN & WERLIN PC AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 1999.

                     _  FOR                 _  AGAINST                _  ABSTAIN

7.  ELECTION OF DIRECTORS     _ FOR all nominees         _ WITHHOLD AUTHORITY
                                listed below (except       to vote for all
                                as marked to the           nominees listed below
                                contrary below)


       Frank A. Pascuito, David L. Hodge, Simon J. Theobald, Arnold Wells,
            John P. Singleton, DuWayne J. Peterson, Per Olof Ezelius

INSTRUCTION:
To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE ABOVE-DESCRIBED PROPOSALS AND FOR ELECTION OF THE NAMED DIRECTOR NOMINEES. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


Please sign exactly a name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in the partnership or limited liability company name by authorized person.



                           Printed Name of Shareholder

Date





Signature



Signature if held jointly


Please sign and return this proxy in the enclosed, postage-paid envelope whether or not you attend the meeting. You may attend the meeting and void this proxy simply by voting your shares. I G will G will not attend the meeting.

THIS PROXY IS  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.